As filed with the Securities and Exchange Commission on July 11, 2025
Securities Act File No. 333-285688
Investment Company Act File No. 811-24062

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No. ☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 2 ☒
Blue Owl Alternative Credit Fund
(Exact Name of Registrant as Specified in its Charter)
399 Park Avenue
New York, New York 10022
(Address of Principal Executive Offices)
(212) 419-3000
(Registrant’s Area Code and Telephone Number)
Andrew C. Murphy
Blue Owl Alternative Credit Fund
399 Park Avenue
New York, New York 10022
(Name and Address of Agent for Service)
Copies to:
Nicole M. Runyan, P.C.
Brad A. Green, P.C.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 ("Investment Company Act")).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act of 1933 (the "Securities Act")).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A) MAY DETERMINE.

The information in this preliminary Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JULY 11, 2025
BLUE OWL ALTERNATIVE CREDIT FUND
Class S Shares
Class U Shares
Class I Shares
PROSPECTUS
[____], 2025
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”, as a non-diversified, closed-end management investment company. Blue Owl Alternative Credit Advisors II LLC serves as the Fund's investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund's portfolio.
The Fund's investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Fund’s board of trustees upon 60 days’ prior written notice to the Fund’s shareholders.
In pursuing the Fund's investment objective, the Fund primarily employs a flexible mandate and dynamically allocates assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investments.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Alternative Credit Assets (as defined below), either directly or through separate investment structures or vehicles that provide the Fund with exposure to such instruments, including open or closed ended registered or private collective investment vehicles and/or other investment instruments and strategies. The Fund also may, subject to the investment limitations described herein and applicable law, including the restrictions set forth in the 1940 Act, form joint ventures and special purpose vehicles for any purposes which, in the judgment of the Adviser, will effectuate the investment program of the Fund, including to acquire and aggregate difficult-to-service loans or assets.
For purposes of the foregoing 80% policy, the Fund considers “Alternative Credit Assets” to include “alternative” credit investments, whether through primary originations or secondary purchases, in loans, bonds, structured products, securitizations and other asset-backed securities issued on a public or private basis and related derivatives, secured credit backed by financial or physical assets, investments with debt-like characteristics (such as preferred securities, royalty investments, equipment lease investments and convertible bonds), and other credit-related investments, including investments in entities where the investment return is substantially driven by the performance of credit or credit-related assets(such as secondary investments in credit instruments, interests in certain real estate investment trusts that pursue a principal investment strategy in credit assets related to real estate and interests in credit funds (i.e., funds that pursue a principal investment strategy focused on credit assets). The Fund considers its credit investments to be "alternative" as they represent credit-oriented investment in issuers or markets the Adviser believes to be underserved by traditional lenders or the broader capital markets, or that require non-standard, customized terms as compared to traditional lenders or the broader capital markets. The Fund invests in Alternative Credit Assets across a broad spectrum of asset classes and instruments. See “Investment Objective and Strategies.”
The Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares of beneficial interest of the Fund (“Shares”) and to, among other things, impose asset-based distribution fees and early-withdrawal fees. The Fund offers three separate classes of Shares designated as Class S, Class U and Class I Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares is subject to different fees and expenses. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the “Repurchase Request Deadline” of the applicable repurchase offer (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer), which date will be between 21 and 42 days after the commencement of the repurchase offer, and is generally anticipated to be the same date as the “Repurchase Pricing Date” (i.e., the date upon which the Fund determines the NAV applicable to repurchases). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date.
The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund" pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding Shares at net asset value. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer will be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund expects to make its initial repurchase offer during its second full quarter of investment operations. See “Repurchase of Shares.” Shareholders do not have the right to cause the Fund to redeem their Shares. Even though the Fund will make quarterly repurchase offers for its outstanding Shares (currently anticipated to be for 5% per quarter), you should consider the Shares to be illiquid. No public market for the Shares exists, and the Fund does not expect that any such market will develop. Consequently, shareholders may not be able to liquidate their investment.
An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund's investment objective will be achieved. See “Summary of Terms—Risk Factors” and “Risk Factors.”
•The Fund has limited operating history.
•There is not expected to be any secondary trading market in the Shares.
•Unlike an investor in many closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.
•Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund's Shares.
•The Fund may use leverage as, and to the extent, permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Leverage Risk” in “Risks.”
•There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all, and the amount of distributions that the Fund may pay, if any, is uncertain.
•The Fund may pay distributions, in significant part, from sources that may not be available in the future and that are unrelated to the Fund's performance, such as offering proceeds or borrowings.
•The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

	Per Class S Share	Per Class U Share	Per Class I Share
Price to Public	Current NAV	Current NAV	Current NAV
Upfront Sales Load(1)	None	None	None
Proceeds to the Fund	Current NAV	Current NAV	Current NAV
__________________
(1)No upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Load”) will be paid to the Fund or Dealer Manager (as defined below) with respect to Class S and Class U Shares. If, however, Class S Shares or Class U Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S Share and 3.00% of the net offering price per share for each Class U Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. Financial intermediaries will not charge such fees on Class I Shares. The Fund is offering on a continuous basis an unlimited number of Shares. See “Plan of Distribution.”
Blue Owl Securities LLC (the “Dealer Manager”), an affiliate of the Fund and the Adviser, acts as principal underwriter for the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The principal business address of the Dealer Manager is 399 Park Avenue, New York, NY 10022.
You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [●], 2025, containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 147 of this Prospectus, as well as free copies of the Fund's annual and semi-annual reports to shareholders, once available, and other information about the Fund by calling 212-419-3000, or by writing to the Fund at 399 Park Avenue, New York, New York 10022. This Prospectus, the SAI, and the Fund's annual and semi-annual reports to shareholders, once available, are also published on the following website: [●]. You can get the same information for free from the SEC's website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

SUMMARY OF TERMS
The following summary describes the offering of shares of beneficial interest in Blue Owl Alternative Credit Fund (the “Fund”, and is subject to, and qualified in its entirety by, the information appearing in this Prospectus, the Statement of Additional Information of the Fund and the terms and provisions of the Declaration and Agreement of Trust of the Fund (the “Declaration of Trust”), the By-Laws of the Fund (the “By-Laws”), the Investment Advisory Agreement between the Fund and Blue Owl Alternative Credit Advisors II LLC (the “Investment Advisory Agreement”) and the Subscription Agreement relating to the Fund (the “Subscription Agreement” and, collectively with the Prospectus, Statement of Additional Information, Declaration of Trust, By-Laws and Investment Advisory Agreement, each as amended, restated or otherwise modified from time to time, the “Fund Documents”), copies of which will be provided to each prospective investor prior to the acceptance of any subscription. Prior to making any investment, the Fund Documents should be reviewed carefully. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund. Prior to making any investment, the Fund Documents should be reviewed carefully.

The Fund
The Fund is a Delaware statutory trust that has registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund operates as an “interval fund” (as described in further detail below under “Repurchases of Shares”).
The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of its shares of beneficial interest (the “Shares”) and to, among other things, impose asset-based distribution fees and early-withdrawal fees. The Fund offers three separate classes of Shares designated as Class S Shares, Class U Shares and Class I, Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares is subject to different fees and expenses (as described in further detail below under “Share Classes; Minimum Investments”).

The Investment Adviser
Blue Owl Alternative Credit Advisors II LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund's investment adviser and is responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (NYSE: OWL) (together with its affiliates, “Blue Owl”).

Investment Objective and Strategies
The Fund's investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund's investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Board (as defined below) upon 60 days' prior written notice to the Fund's Shareholders.
In pursuing this objective, the Fund primarily employs a flexible mandate and dynamically allocates assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investments.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Alternative Credit Assets (as defined below), either directly or through separate investment structures or vehicles that provide the Fund with exposure to such instruments, including open or closed ended registered or private collective investment vehicles and/or other investment instruments and strategies, in primary or secondary transactions. The Fund also may, subject to the investment limitations described herein and applicable law, including the restrictions set forth in the 1940 Act, form joint ventures and special purpose vehicles for any purposes which, in the judgment of the Adviser, will effectuate the investment program of the Fund, including to acquire and aggregate difficult-to-service loans or assets.
For purposes of the foregoing 80% policy, the Fund considers “Alternative Credit Assets” to include “alternative” credit investments, whether through primary originations or secondary purchases, in loans, bonds, structured products, securitizations and other asset-backed securities (“ABS”) issued on a public or private basis and related derivatives, secured credit backed by financial or physical assets, investments with debt-like characteristics (such as preferred securities, royalty investments, equipment lease investments and convertible bonds), and other credit-related investments, including investments in entities where the investment return is substantially driven by the performance of credit or credit-related assets (such as secondary investments in credit instruments, interests in certain real estate investment trusts ("REITs") that pursue a principal investment strategy in credit assets related to real estate and interests in credit funds (i.e., funds that pursue a principal investment strategy focused on credit assets). The Fund invests in Alternative Credit Assets across a broad spectrum of asset classes and instruments. The Fund considers its credit investments to be "alternative" as they represent credit-oriented investment in issuers or markets the Adviser believes to be underserved by traditional lenders or the broader capital markets, or that require non-standard, customized terms as compared to traditional lenders or the broader capital markets.
The Adviser principally invests the Fund's assets in the following Alternative Credit Assets:
Asset-Based Finance Investments
The Fund's asset-based finance investments generally will be structured as loans or securities that represent a participation in, or are collateralized by and payable from, a stream of payments generated by specified pools of financial, physical or other assets.
The Fund expects to directly or indirectly invest primarily in a wide range of both privately originated or negotiated and publicly traded debt investments supported by a broad variety of asset classes among consumer and small business, commercial, financial and real estate assets and sectors, including, without limitation, secured and unsecured consumer credit receivables, consumer leases, residential and commercial real estate, hard assets (such as equipment leases), aviation assets, shipping assets, transportation and storage assets and financial assets such as factoring receivables, litigation claims, financial claims, trade claims and other receivables.

The Fund's asset-based finance investments generally will include whole loans, private securitizations or similar privately negotiated instruments, public securitizations, short-term financing facilities and interests in diversified pools of loans. The Fund may invest in the first-loss or subordinated tranches of such loans and securities. In the case of real estate credit, investments may be in the form of whole loans, pari passu participations within mortgage loans, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) or other private or public securitizations or other similar structures.
The asset-based finance instruments in which the Fund may invest may be sourced through various centralized, often online, alternative lending platforms (each, a “Platform”) as determined by the Adviser.
The Fund may also invest in securitized products that represent the tradable version (i.e., products which have a CUSIP (Committee on Uniform Securities Identification Procedures) identifier or are otherwise structured to facilitate trading in a secondary market) of the Fund's other asset-based finance investments.
Consumer and Small Business Assets
The Fund's expected consumer and small business investments are primarily instruments collateralized by receivables and loans, or purchases of whole loans and whole loan portfolios. Such instruments may include consumer loans, credit card receivables, small business loans, auto loans, student loans and residential real estate related investments including real estate loans, loan pools, non-agency mortgage loans, distressed and non-performing loans, transition and home improvement loans.
Commercial Assets
The Fund's anticipated commercial investments include loans backed by physical or hard assets such as equipment leases, commercial aircraft and aircraft engine loans and leases, shipping assets, other transportation and storage assets, other asset-based lending activities, factoring receivables, and assets backed by commercial real estate or infrastructure such as commercial real estate loans, triple net lease (i.e., leases structured such that the tenant is responsible for all property operating expenses, such as maintenance and repairs, real estate taxes and insurance and capital expenditures), single asset single borrower (“SASB”) and commercial real estate collateralized loan obligations (“CLOs”).
Financial Assets
The Fund's anticipated financial assets investments include a variety of cashflow producing opportunities collateralized or otherwise supported by esoteric financial assets such as royalty streams, net asset value (“NAV”) lending, litigation finance, loans secured by revenue and intellectual property rights, financial claims and trade claims.

Liquid Securitized Credit
The Fund's anticipated liquid securitized credit investments include publicly traded securities such as ABS, RMBS, CMBS and CLOs. The Fund's CLO investments will be backed by a portfolio of senior secured loans and may include senior or mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including third-party-managed warehouse facilities that hold such loans in anticipation of expected CLO issuance) and vehicles that invest indirectly in CLO securities or leveraged loans.
Other Credit Investments
The Fund expects to directly or indirectly invest in privately originated and privately negotiated debt investments in corporate issuers and other special purpose or business purpose entities, as well as publicly traded securities such as broadly syndicated loans, high-yield bonds and investment-grade bonds.
The Fund expects that its corporate investments primarily will be in opportunistic loans and privately negotiated instruments related to corporate entities and other special purpose or business purpose entities structured as senior secured debt, unsecured debt, junior secured debt, secured or unsecured mezzanine financing, preferred securities, debtor-in-possession (DIP) financing, bridge loans, revolving credit facilities, warehouse loans or structured letters of credit and warrants and common equity related to a credit investment, and may encompass various sectors. The Fund's corporate investments are typically sourced directly from a borrower, but may also be sourced by a private equity or other sponsor.
The Fund's anticipated liquid credit investments are generally underwritten by a bank or other financial sponsor and then syndicated, or sold, in several pieces to a large group of other investors identified by such bank or sponsor and will often have liquid markets and can be traded by investors. For the avoidance of doubt, the Fund does not intend to consider investments in common equity related to a credit investment or equity capital solutions to be "Alternative Credit Assets" for purposes of its 80% Policy.
Private Non-Sponsored Corporate Credit
The Fund's anticipated private non-sponsored corporate credit investments include privately originated credit instruments such as first lien senior secured and unitranche loans, second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred securities, warrants, and common equity related to a credit investment which are directly negotiated with a borrower.

Capital Solutions
The Fund's anticipated capital solutions investments include bespoke opportunistic debt capital solutions or related equity capital solutions to corporate issuers. The Fund's capital solutions investments may be directly negotiated with a borrower or otherwise with an equity or other sponsor related to the borrower, and are intended to provide creative solutions to issuers while providing increased certainty of execution and an expedited transaction timeline, and typically utilize custom loan or other deal documentation.
Liquid Credit
The Fund's anticipated liquid credit investments include publicly traded securities such as broadly syndicated loans, high-yield bonds and investment-grade bonds.
Other Investments and Strategies
There is no limit on the duration, maturity or credit quality of any investment in the Fund's portfolio, and the Fund's assets will be dynamically allocated across durations, maturities and credit qualities based on market opportunities. There can be no assurance that the Fund will achieve its investment objective. The Fund may invest in below-investment grade debt securities or “junk” debt securities and non-rated debt or equity securities. These investments could constitute a material percentage of the Fund's holdings at any given point in time.
The Fund may, but is not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but the Fund does not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund's business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. There can be no assurance any hedging strategy the Fund employs will be successful.
The Fund expects that certain of its credit investments will be liquid (including certain asset-based credit, liquid securitized credit and liquid credit investments) and may be used for the purposes of maintaining liquidity for the Fund's periodic repurchase offers and cash management, while also presenting an opportunity for investment returns.

The Fund has entered into a facility agreement (the “Facility Agreement”) with Cliffwater Enhanced Lending Fund and CELF Holdings (D9) LLC and CELF Holdings (D13) LLC (together, the “Financing Provider”), third parties that are not affiliated with the Fund or the Adviser, to acquire portfolio investments from time to time by purchasing all or a portion of certain investments owned and held by the Financing Provider at the Fund's or the Financing Provider's request pursuant to the terms and provisions of the Facility Agreement. See “Investment Objective and Strategies.”
There can be no assurance that the Fund's investment objective will be achieved or that the Fund's investment program will be successful.

Board of Trustees
The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board”), which is comprised of a majority of Trustees that are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), and that has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations.
Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the Shareholders (as defined below).

Dealer Manager
Blue Owl Securities LLC, an affiliate of the Fund and the Adviser, acts as dealer manager for the Fund's Shares (the “Dealer Manager”) and serves in that capacity on a best efforts basis, subject to various conditions.
The Dealer Manager may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth herein.

Administrator
The Fund has retained the Adviser (in such capacity, the “Administrator”) to perform, or oversee or arrange for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator assists the Fund in determining and publishing the Fund's NAV, conducts relations with the Fund's service providers, oversees the preparation and filing of the Fund's tax returns and the dissemination of reports to the Shareholders, and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others.

Except as specifically provided in the administration agreement to be entered into between the Fund and the Adviser (the “Administration Agreement”), all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears its allocable portion of the compensation paid by the Adviser (or its affiliates) to the Fund's Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the Fund's business affairs). The Fund bears all other costs and expenses of its operations, administration and transactions, including (i) Management Fees and Incentive Fees (each as defined below) paid to the Adviser pursuant to the Investment Advisory Agreement (ii) the Fund's allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of the Fund's operations and transactions.
The Administrator may delegate responsibilities to one or more affiliated or unaffiliated sub-administrators.

Share Classes; Minimum Investments
The Fund offers three separate classes of Shares designated as Class S, Class U and Class I Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may be subject to, and the Distribution and Servicing Fee (as defined herein) that each class may be charged. Shareholders should consult their financial advisors at such selling agents or financial intermediaries.

The minimum initial investment in the Fund by any investor will be $2,500 with respect to Class S Shares and Class U Shares, and $250,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor will be $500, except for additional purchases pursuant to the Fund's distribution reinvestment plan (“DRIP”).
The minimum initial and additional investments may be reduced by the Fund in its sole discretion for certain investors based on consideration of various factors, including the investor's overall relationship with the Adviser, the investor's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund's eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in its sole discretion for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries' overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.
The stated minimum investments may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Fund may reserve the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of Blue Owl and vehicles controlled by such employees.
In addition, the Fund may, in its sole discretion, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At its sole discretion, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries' overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Exchange or Conversion of Shares
In certain cases, and subject to the Fund's approval, the Shares of holders of Class S or Class U shares may be converted or exchanged into an equivalent NAV amount of Class I Shares, including in situations where a Shareholder exits a relationship with a participating selling agent and does not enter into a new relationship with a participating selling agent. Exchanges or conversion, including those made at the option of Shareholders, may require such Shareholder to meet the eligibility requirements of the Share class into which the Shareholder seeks to exchange.

Purchasing Shares
The Shares will be offered on a continuous basis at an offering price equal to the then-current NAV per Share. Each class of Shares may have a different NAV per Share because shareholder servicing and/or distribution fees differ with respect to each class. Shares generally are offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Each investor whose subscription for Shares is accepted by the Fund or its designee and is issued Shares will become a “Shareholder” of the Fund.
No upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Load”) will be paid to the Fund or Dealer Manager with respect to Class S and Class U Shares. If, however, Class S Shares or Class U Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S Share and 3.00% of the net offering price per share for each Class U Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. Financial intermediaries will not charge such fees on Class I Shares.
Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures established by those intermediaries, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors who purchase Shares through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Fees and Expenses
The Fund bears organizational and certain ongoing offering costs associated with the offering of Shares, which are expensed as they are incurred. The Fund's expenses incurred in connection with its initial offering are amortized by the Fund over the 12-month period beginning on the date of the Fund's commencement of investment operations. On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses).
The Fund pays the Adviser advisory fees for services performed under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.
The Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% of the average daily value of the Fund's Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.
The Fund pays the Adviser an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).

The Incentive Fee is paid quarterly in arrears with respect to the Fund's Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund's Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
•100% of the dollar amount of the Fund's Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667% (6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 10% of the Fund's Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
•10% of the dollar amount of the Fund's Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Class S and Class U Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class U Shares of the Fund. Under the terms of the SEC exemptive relief that the Fund relies on to offer multiple classes of Shares, the Fund is subject to Rule 12b-1 under the 1940 Act. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class U Shares (the “Distribution and Servicing Plan”) and will pay the Distribution and Servicing Fee with respect to its Class S and Class U Shares. The Distribution and Servicing Plan will be operated in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class U Shares pay a Distribution and Servicing Fee to the Dealer Manager at an annual rate of 0.85% and 0.75%, respectively, based on the aggregate net assets of the Fund attributable to such class, respectively, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.
The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Expense Limitation Agreement
The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure that “Specified Expenses” for each class of Shares do not exceed 0.50% of the average daily net assets of each respective class of Shares on an annual basis (the “Expense Limit”). “Specified Expenses” with respect to each class of Shares means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any Distribution and Servicing Fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (ix) acquired fund fees and expenses, (x) taxes, (xi) litigation and (xii) extraordinary expenses (as determined in the sole discretion of the Adviser). For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund's expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement has a term of one year from the date of this Prospectus, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Fund's Board upon thirty days' written notice to the Adviser.

Distributions
The Fund intends to declare income distributions daily and distribute them to shareholders monthly in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC. See “Distributions.”
In addition, the Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund's investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund's distributions will be mailed to Shareholders. See “Tax Aspects” below and “U.S. Federal Income Tax Considerations.”

Distribution Reinvestment Plan
The Fund has implemented a DRIP for its Shareholders, which is an “opt out” distribution reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.
Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

Valuation
The Fund will calculate the NAV of each class of Shares as of the close of regular trading on the NYSE (the “NYSE Close”) on each Business Day.
The Board has designated the Adviser as the Fund's valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser is responsible for the valuation of the Fund's portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser's and the Fund's valuation policy and consistently applied valuation process. Pursuant to the portfolio valuation process set forth in the Adviser's and the Fund's valuation policy, the Adviser may utilize one or more independent third-party pricing services and/or independent third-party valuation services to perform certain agreed-to procedures that the Adviser may consider amongst other inputs in determination of value. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Adviser has adopted methods for determining the fair value of such securities and other assets. The Fund determines NAV per Share in accordance with the methodology described in the Adviser's valuation policy. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

Repurchases of Shares
The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers at NAV of not less than 5% nor more than 25% of the Fund's outstanding Shares. The Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis, commencing during its second full quarter of investment operations. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) of the applicable repurchase offer, which date is generally anticipated to be the same date as the “Repurchase Pricing Date” (i.e., the date upon which the Fund determines the NAV applicable to repurchases).
A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. In the event that a Shareholder fails to maintain the foregoing minimum account balance, the Fund reserves the right to repurchase all of the Shares held by such Shareholder, subject in all cases to the applicable requirements of Rule 23c-3. The repurchase price payable in respect of Shares repurchased on account of such failure will be determined in the same manner as Shares repurchased pursuant to the Fund's quarterly repurchase offers.

A 2.00% early repurchase fee (an “Early Repurchase Fee”) payable to the Fund will be charged with respect to any repurchase of a Shareholder's Shares at any time prior to the one-year anniversary of the Shareholder's acquisition of Class I, Class S or Class U Shares, as applicable, on a “first in-first out” basis. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) arising from the death or qualified disability of a Shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iv) in the event that a Shareholder's Shares are repurchased because the Shareholder has failed to maintain a $10,000 minimum account balance; and (v) in certain other limited circumstances. Shareholders who purchase Shares through financial intermediaries should consult with those intermediaries as to whether Shares are held through a discretionary model portfolio management program, as referenced in the foregoing sentence, pursuant to which certain investment management decisions may be delegated to a financial advisor.

Leverage; Borrowing
The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund intends to utilize leverage for investment purposes.
With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund's outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund's outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Transfer Agent	The Fund has entered into a transfer agency agreement with SS&C GIDS, Inc. (the “Transfer Agent”), under which the Transfer Agent provides transfer agency services to the Fund.

Custodian	The Fund has entered into a custody agreement with State Street Bank and Trust Company (in such capacity, the “Custodian”) under which the Custodian provides custodian services to the Fund.

Independent Accountants	[●] will serve as the independent registered public accounting firm of the Fund.

Reports to Shareholders
The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on IRS Form 1099-DIV to assist Shareholders in preparing their tax returns.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Fiscal and Tax Year	The Fund's fiscal year is the 12-month period ending on December 31. The Fund's taxable year is the 12-month period ending on December 31.

Tax Aspects
The Fund intends to elect to be treated as, and intends to continue to qualify each year thereafter to be treated as, a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.
For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “U.S. Federal Income Tax Considerations.”
Prospective investors are urged to consult their tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports
The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder's taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

ERISA Considerations
Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares.
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund. Accordingly, neither ERISA's fiduciary responsibility or prohibited transaction rules apply to the Fund nor the Adviser.

Co-Investments
The Fund relies on an order for exemptive relief (the “Co-Investment Exemptive Order”) to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with the Fund's investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
Pursuant to the Co-Investment Exemptive Order, the Fund generally will be permitted to co-invest with certain of its affiliates if the Fund and each affiliate participating in the transaction acquire, or dispose of, as the case may be, the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and generally with substantially the same other terms. In addition, a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees will be required to make certain findings in connection with certain co-investment transactions.

Conflicts of Interest
Certain conflicts of interest arise from the fact that Blue Owl and its affiliates may provide advisory, investment management and other services to the Fund and provide advisory, investment management and other services for other clients, including other investment funds, client accounts and proprietary accounts in which the Fund may or may not have an interest and whose respective investment programs may or may not be substantially similar.
The Adviser and its affiliates currently manage and may in the future manage or be associated with, business development companies (each, a “BDC”), funds (including other funds registered under the 1940 Act or funds that are not registered under the 1940 Act and operate as privately offered funds), separate accounts and other investment vehicles that have an investment strategy that directly or indirectly overlaps with the potential targeted investments of the Fund. Circumstances and situations may arise in which potential investment opportunities satisfy the investment objectives of the Fund as well as those of one or more of the existing vehicles or any future funds, accounts or investment vehicles. If and to the extent such situations arise, the Adviser will seek to allocate such investment opportunities in good faith in accordance with Blue Owl's investment allocation policies and procedures.

Risk Factors
The Fund is subject to substantial risks, including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include credit risks, ABS risks, valuation risks, and interest rate risks, among others. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund's investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.
Accordingly, the Fund should be considered a speculative investment, and an investor should invest in the Fund only if it can sustain a complete loss of its investment. Past results of the Adviser and its principals are not indicative of future results. Prospective investors should review carefully “Risk Factors” in this Prospectus.

SUMMARY OF FEES AND EXPENSES
The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class I Shares	Class S Shares	Class U Shares
Maximum Upfront Sales Load(1)	None	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class I Shares	Class S Shares	Class U Shares
Management Fee(3)(7)	0.94%	0.94%	0.94%
Incentive Fee(4)(7)	—%	—%	—%
Other Expenses(5)	1.52%	1.52%	1.52%
Distribution and Servicing Fee	None	0.85%	0.75%
Interest Payments on Borrowed Funds(6)	1.68%	1.68%	1.68%
Total Annual Expenses	4.14%	4.99%	4.89%
Fee Waiver and/or Expense Reimbursement(7)	(1.02)%	(1.02)%	(1.02)%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	3.12%	3.97%	3.87%
__________________
(1)No Upfront Sales Load will be paid to the Fund or Dealer Manager with respect to Class S and Class U Shares. If, however, Class S Shares or Class U Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S Share and 3.00% of the net offering price per share for each Class U Share. Such Fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. Financial intermediaries will not charge such fees on Class I Shares.
(2)A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to any repurchase of a Shareholder's Shares at any time prior to the one-year anniversary of the Shareholder's acquisition of Class S, Class U or Class I Shares, as applicable, on a “first in-first out” basis. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) arising from the death or qualified disability of a Shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iv) in the event that a Shareholder's Shares are repurchased because the Shareholder has failed to maintain a $10,000 minimum account balance; and (v) in certain other limited circumstances. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund's waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class.
(3)The Fund will pay the Adviser the Management Fee at an annual rate of 0.75% of the average daily value of the Fund's Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.
(4)The Fund may have investment income that could result in the payment of an Incentive Fee in the first year of investment operations. The Fund will pay the Adviser, quarterly in arrears, 10% of the Fund's Pre-Incentive Fee Net Investment Income Returns for each calendar quarter, if any, subject to a 6.00% annualized hurdle rate, with a full catch-up. As the Fund cannot predict whether it will meet the necessary incentive fee hurdle, the foregoing chart assumes no incentive fee. Once fully invested, the Fund expects the incentive fees it pays to increase to the extent it earns greater income through its investments. If the Fund achieved an annualized Pre-Incentive Fee Net Investment Income Return of 6.00%, no incentive fees would be payable.
(5)Other Expenses are based on estimated amounts for the current fiscal year and include, among other things, estimated professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs, fees and expenses of the Administrator, Transfer Agent and Custodian and the reimbursement of costs of personnel associated with the Adviser or its affiliates who provide certain non-advisory services to the Fund, as will be permitted under the Investment Advisory Agreement and Administration Agreement.
(6)We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 25% of our average net assets in the following 12-month period, and that the average annual cost of borrowings, excluding the amortization of cost associated with obtaining borrowings, on the amount borrowed is 6.61%. Our ability to incur leverage during the following 12 months depends, in large part, on the amount of money we are able to raise through the sale of Shares registered in this offering.
(7)Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses for each class of Shares do not exceed 0.50% of the average daily net assets each respective class of Shares on an annual basis. “Specified Expenses” with respect to each class of Shares means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any Distribution and Servicing Fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (ix) acquired fund fees and expenses, (x) taxes, (xi) litigation and (xii) extraordinary expenses (as determined in the sole discretion of the Adviser). For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund's expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement has a term of one year from the date of this Prospectus, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Fund's Board upon thirty days' written notice to the Adviser.
The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear. The examples illustrate the expenses that you would pay on a $1,000 investment in each class of Shares, assuming a 5% annual return. The example assumes that any distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

	1 Year	3 Years	5 Years	10 Years
Class I	$31	$117	$203	$426
Class S	$40	$141	$242	$494
Class U	$39	$138	$237	$486
The examples above are based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the examples. A greater rate of return than that used in the examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

FINANCIAL HIGHLIGHTS
The Fund is recently organized and has not completed a fiscal year of operations. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS
The Adviser is one of, and is under common control with, the Blue Owl Advisers (as defined below under the caption, “The Adviser”), certain of which entities are investment advisers to funds and accounts that have investment objectives, policies and strategies substantially similar to those of the Fund. The Adviser and the other Blue Owl Advisers that manage the funds and accounts comprising the Composite have in common virtually all of their investment professionals. The following sets forth performance information of the Blue Owl Asset Income Funds Composite (the “Composite”), which was incepted by the Blue Owl Advisers in August 16, 2012. The Composite consists of all funds and accounts that the Blue Owl Advisers manage that have investment objectives, policies and strategies substantially similar to those of the Fund. Furthermore, the Fund is managed substantially similarly to the funds and accounts that comprise the Composite.
As of the date of this Prospectus, the Fund does not yet have its own performance record. The Composite performance is provided to illustrate the performance of the Blue Owl Advisers in managing funds and accounts that have investment objectives and policies that are substantially similar to those of the Fund. The Composite performance should not be considered a substitute for the Fund's performance.
The information set forth below illustrates how the performance of the Composite has varied over certain time periods since its inception and the correlation of the performance of the Composite to certain commonly used indices. The table provides the annual net performance for the specified periods and how they compare to that of the Morningstar US LSTA Leveraged Loan Index, Cliffwater Direct Lending Index, Bloomberg US Corporate High Yield Index, Bloomberg US Corporate Index and S&P 500 Index. None of these indices are actively managed or available for direct investment or reflect deductions for fees or expenses. The indices listed are not intended to represent benchmarks for the Fund or Composite, and instead are intended to allow for comparison of the Composite’s performance to that of commonly used indices. The Adviser believes that the relative lack of correlation to certain of these commonly used indices reflects that the strategy pursued by the Composite represents an “alternative” strategy to certain common metrics.
The funds and accounts that comprise the Composite do not include the Fund. The performance of the Composite does not represent the historical performance of the Fund in this Prospectus and should not be interpreted as indicative of future performance of the Fund. There can be no assurance that the Fund will achieve comparable results or that the returns generated by the Fund will equal or exceed those of the Composite or that the Fund will be able to implement its investment strategy or achieve its investment objective. Future investments will be made under different economic conditions and will include different underlying investments. Results may differ from the Composite because of, among other things, differences in brokerage commissions, fund or account expenses, including management fees, the size of positions taken in relation to fund or account size and diversification of securities considerations, timing of purchases and sales, stability and frequency of cash inflows and outflows, and availability of cash for new investments, as well as potential implementation differences related to availability of certain investment opportunities. In addition, the funds and accounts that comprise the Composite are not subject to certain investment limitations, diversification or other restrictions that are imposed by the 1940 Act and the Code, which, if applicable, may have further adversely affected the performance results of the Composite.
The Adviser has prepared and presented the following average annual total return information using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. This calculation methodology differs from the SEC method of calculating performance. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.
Additionally included below is information relating to the correlation between the Composite and each commonly-used index set forth below. Correlation is a statistical measure of the relationship between two variables (such as performance figures). When high values of one variable (“X”) are associated with high values of another variable (“Y”), a positive correlation exists. This means that as X increases, Y also tends to increase. When high values of X are associated with low values of Y, a negative correlation exists. This means that as X increases, Y tends to decrease. Correlation coefficients, such as those included in the table below, are statistics that quantify the relation between X and Y in unit-free terms (i.e., without reference to specific units of measurement). When all points show a perfect positive correlation, the coefficient equals 1.00, and when all points show a perfect negative correlation, the coefficient equals -1.00. The closer the coefficient is to 1.00, the stronger the positive correlation and the closer the coefficient is to -1.00, the stronger the negative correlation. A correlation coefficient of 0.00 shows no correlation, and the closer a coefficient is to 0.00, the weaker the correlation. Correlation figures for periods less than 5 years have been excluded due to the insufficient sample size required to find correlation. Correlation in the table below was calculated by dividing the covariance of the Composite and each index by the product of the standard deviations of the Composite and each index. Covariance is calculated by (i) determining the mean return of the Composite and each index; (ii) for each period, finding the difference between the Composite’s or the index’s, as applicable, return and mean; (iii) multiplying the differences of the return and mean for each period; and (iv) determining the sum of the products and dividing by the number of periods minus 1.
The performance information and correlations provided for the Composite are provided for illustrative purposes only; investors cannot invest directly into the Composite. The information is calculated net (after the deduction) of the aggregated fees and expenses for all fee-paying limited partners across the funds and accounts comprising the Composite. No investor in the Composite has ever received these returns, nor should it be assumed that any investor will receive these returns. Accordingly, no assumptions or comparisons should be based upon the presentation of information relating to the Composite. Furthermore, in no circumstances should these composites be regarded as a representation, warranty, or prediction that the Fund, or any fund managed by the Blue Owl Advisers, will achieve or is likely to achieve any particular result or that an investor will be able to avoid losses, including total loss of their investment. Inherent in any investment is the potential for loss.

Average Annual Total Returns for Period Ended December 31, 2024
Period	Blue Owl Asset Income Fund Composite	Morningstar US LSTA Leveraged Loan Index[1,2]	Cliffwater Direct Lending Index[1,3]	Bloomberg US Corporate High Yield Index[1,4]	Bloomberg US Corporate Index[1,5]	S&P 500 Index[1,6]
1-year...............................	11.2%	8.9%	11.3%	8.2%	2.1%	23.2%
5-year...............................	10.3%	5.8%	9.5%	4.2%	0.3%	12.7%
10-year...............................	9.7%	5.1%	9.0%	5.2%	2.4%	11.1%
ITD*...............................	9.8%	5.1%	9.6%	5.6%	2.8%	12.4%

Correlation Relative to Common Indices
Period	Morningstar US LSTA Leveraged Loan Index[1,2]	Cliffwater Direct Lending Index[1,3]	Bloomberg US Corporate High Yield Index[1,4]	Bloomberg US Corporate Index[1,5]	S&P 500 Index[1,6]
1-year	NM7	NM7	NM7	NM7	NM7
5-year	0.70	0.79	0.52	0.16	0.54
10-year	0.62	0.71	0.40	0.06	0.42
ITD*	0.44	0.48	0.27	0.00	0.33
______________
*The Composite's inception date is August 16, 2012. The Composite’s year-to-date total return (net) as of March 31, 2025, is 2.06%.
(1)Investors cannot invest directly in an index. Reflects no deductions for fees or expenses or taxes.
(2)The Morningstar US LSTA Leveraged Loan Index is market value weighted and comprises constituents derived from U.S. dollar-denominated syndicated term leveraged loans that are held within top-tier institutional investor loan portfolios tracked by PitchBook LCD.
(3)The Cliffwater Direct Lending Index measures private loan performance and covers approximately 17,500 directly originated middle market loan holdings totaling approximately $425 billion.
(4)The Bloomberg US Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield (i.e., the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below), fixed-rate corporate bond market.
(5)The Bloomberg US Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market and includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.
(6)The S&P 500 Index includes 500 leading companies and covers approximately 80% of available market capitalization.
(7)“NM” stands for not meaningful.

THE FUND
The Fund is a recently formed statutory trust formed under the laws of the State of Delaware on January 14, 2025 and is registered with the SEC, under the 1940 Act, as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 2025. The Fund's principal office is located at 399 Park Avenue, New York, NY 10022. The Fund operates as an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding Shares at NAV. The Fund's term is indefinite and will continue until the Fund has been dissolved and terminated under the terms of the Fund's Declaration of Trust or By-Laws.

THE ADVISER
Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. The Adviser also serves as our Administrator pursuant to the Administration Agreement. The Adviser, located at 399 Park Avenue, New York, NY 10022, organized on December 6, 2024, is an investment adviser registered with the SEC under the Advisers Act and is an indirect subsidiary of Blue Owl.
Blue Owl is a global alternative asset manager with more than $273.3 billion in assets under management as of March 31, 2025. Blue Owl consists of three investment platforms: (i) Credit, which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies, (ii) GP Strategic Capital, which primarily focuses on acquiring equity stakes in, or providing debt financing to, large, multi-product private equity and private credit firms, and (iii) Real Assets, which primarily focuses on triple net lease real estate (i.e., leases structured such that the tenant is responsible for all property operating expenses, such as maintenance and repairs, real estate taxes and insurance and capital expenditures) strategies and real estate credit. Blue Owl's Credit platform is comprised of the Adviser, Blue Owl Credit Advisors LLC, Blue Owl Technology Credit Advisors LLC, Blue Owl Technology Credit Advisors II LLC, Blue Owl Credit Private Fund Advisors LLC, Blue Owl Diversified Credit Advisors LLC and Blue Owl Alternative Credit Advisors LLC (collectively, the “Blue Owl Credit Advisers”), which also are registered investment advisers. The Blue Owl Credit Advisers, the SEC-registered investment advisers in the Blue Owl GP Strategic Capital division, and the SEC-registered investment advisers in the Blue Owl Real Assets division of Blue Owl are collectively referred to herein as the “Blue Owl Advisers”.
Across its businesses, Blue Owl believes its presence in the market combined with its constant dialogue with financial sponsors, companies and our investors, has allowed it to identify attractive opportunities in adjacent subsectors over time. Since inception, Blue Owl Credit, Blue Owl GP Strategic Capital, and Blue Owl Real Assets have launched multiple new strategies and products, focusing on areas where Blue Owl believed it could leverage its competitive advantage and expertise, and where it believed it had identified critical mass of investment opportunities as well as heightened investor interest. As Blue Owl continues to grow and expand its capabilities, it remains singularly focused on seeking to provide investors access to attractive risk-adjusted returns across strategies.

USE OF PROCEEDS
The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments and capital inflows into the Fund and in accordance with the Fund's investment objective and strategies, except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. It is anticipated that proceeds from the sale of Shares will be invested by the Fund within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. Pending investment of the net proceeds the Fund may invest in short-term, highly liquid or other authorized investments. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund's assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES
The Fund's investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund's investment objective is non-fundamental and may be changed with the approval of the Fund's Board upon 60 days' prior written notice to Shareholders. There can be no assurance that the Fund will achieve its investment objective.
In pursuing this objective, the Fund primarily employs a flexible mandate and dynamically allocates assets across a wide range of alternative credit assets and strategies, including asset-based finance investments To a lesser extent, the Fund will invest in other credit investments, with a focus on private investments.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Alternative Credit Assets (as defined below), either directly or through separate investment structures or vehicles that provide the Fund with exposure to such instruments, including open or closed ended registered or private collective investment vehicles and/or other investment instruments and strategies. The Fund also may, subject to the investment limitations described herein and applicable law, including the restrictions set forth in the 1940 Act, form joint ventures and special purpose vehicles for any purposes which, in the judgment of the Adviser, will effectuate the investment program of the Fund, including to acquire and aggregate difficult-to-service loans or assets.
For purposes of the foregoing 80% policy, the Fund considers “Alternative Credit Assets” to include “alternative” credit investments, whether through primary originations or secondary purchases, in loans, bonds, structured products, securitizations and other ABS issued on a public or private basis and related derivatives, secured credit backed by financial or physical assets, investments with debt-like characteristics (such as preferred securities, royalty investments, equipment lease investments and convertible bonds), and other credit-related investments, including investments in entities where the investment return is substantially driven by the performance of credit or credit-related assets(such as secondary investments in credit instruments, interests in certain REITs that pursue a principal investment strategy in credit assets related to real estate and interests in credit funds (i.e., funds that pursue a principal investment strategy focused on credit assets). The Fund invests in Alternative Credit Assets across a broad spectrum of asset classes and instruments. The Fund considers its credit investments to be “alternative” as they represent credit-oriented investment in issuers or markets the Adviser believes to be underserved by traditional lenders or the broader capital markets, or that require non-standard, customized terms as compared to traditional lenders or the broader capital markets.
Portfolio Composition
The Adviser principally invests the Fund's assets in the following Alternative Credit Assets:
Asset-Based Finance Investments
The Fund's asset-based finance investments generally will be structured as loans or securities that represent a participation in, or are collateralized by and payable from, a stream of payments generated by specified pools of financial, physical or other assets.
The Fund expects to directly or indirectly invest primarily in a wide range of both privately originated or negotiated and publicly traded debt investments supported by a broad variety of asset classes among consumer and small business, commercial, financial and real estate assets and sectors, including, without limitation, secured and unsecured consumer credit receivables, consumer leases, residential and commercial real estate, hard assets (such as equipment leases), aviation assets, shipping assets, transportation and storage assets and financial assets such as factoring receivables, litigation claims, financial claims, trade claims and other receivables.
The Fund's asset-based finance investments generally will include whole loans, private securitizations or similar privately negotiated instruments, public securitizations, short-term financing facilities and interests in diversified pools of loans. The Fund may invest in the first-loss or subordinated tranches of such loans and securities. In the case of real estate credit, investments may be in the form of whole loans, pari passu participations within mortgage loans, RMBS, CMBS or other private or public securitizations or other similar structures.

The asset-based finance instruments in which the Fund may invest may be sourced through various alternative lending Platforms as determined by the Adviser.
The Fund may also invest in securitized products that represent the tradable version (i.e., products which have a CUSIP identifier or are otherwise structured to facilitate trading in a secondary market) of the Fund's other asset-based finance investments.
Consumer and Small Business Assets
The Fund's expected consumer and small business investments are primarily instruments collateralized by receivables and loans, or purchases of whole loans and whole loan portfolios. Such instruments may include consumer loans, credit card receivables, small business loans, auto loans, student loans and residential real estate related investments including real estate loans, loan pools, non-agency mortgage loans, distressed and non-performing loans, transition and home improvement loans.
Commercial Assets
The Fund's anticipated commercial investments include loans backed by physical or hard assets such as equipment leases, commercial aircraft and aircraft engine loans and leases, shipping assets, other transportation and storage assets, other asset-based lending activities, factoring receivables, and assets backed by commercial real estate or infrastructure such as commercial real estate loans, triple net lease (i.e., leases structured such that the tenant is responsible for all property operating expenses, such as maintenance and repairs, real estate taxes and insurance and capital expenditures), SASB and commercial real estate CLOs.
Financial Assets
The Fund's anticipated financial assets investments include a variety of cashflow producing opportunities collateralized or otherwise supported by esoteric financial assets such as royalty streams, NAV lending, litigation finance, loans secured by revenue and intellectual property rights, financial claims and trade claims.
Liquid Securitized Credit
The Fund's anticipated liquid securitized credit investments include publicly traded securities such as ABS, RMBS, CMBS and CLOs. The Fund's CLO investments will be backed by a portfolio of senior secured loans and may include senior or mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including third-party-managed warehouse facilities that hold such loans in anticipation of expected CLO issuance) and vehicles that invest indirectly in CLO securities or leveraged loans.
Other Credit Investments
The Fund expects to directly or indirectly invest in privately originated and privately negotiated debt investments in corporate issuers and other special purpose or business purpose entities, as well as publicly traded securities such as broadly syndicated loans, high-yield bonds and investment-grade bonds.
The Fund expects that its corporate investments primarily will be in opportunistic loans and privately negotiated instruments related to corporate entities and other special purpose or business purpose entities structured as senior secured debt, unsecured debt, junior secured debt, secured or unsecured mezzanine financing, preferred securities, debtor-in-possession (DIP) financing, bridge loans, revolving credit facilities, warehouse loans or structured letters of credit and warrants and common equity related to a credit investment, and may encompass various sectors. The Fund's corporate investments are typically sourced directly from a borrower, but may also be sourced by a private equity or other sponsor.
The Fund's anticipated liquid credit investments are generally underwritten by a bank or other financial sponsor and then syndicated, or sold, in several pieces to a large group of other investors identified by such bank or sponsor and will often have liquid markets and can be traded by investors.

For the avoidance of doubt, the Fund does not intend to consider investments in common equity related to a credit investment or equity capital solutions to be “Alternative Credit Assets” for purposes of its 80% Policy.
Private Non-Sponsored Corporate Credit
The Fund's anticipated private non-sponsored corporate credit investments include privately originated credit instruments such as first lien senior secured and unitranche loans, second lien loans, mezzanine debt, other forms of junior or subordinated debt, preferred securities, warrants, and common equity related to a credit investment which are directly negotiated with a borrower.
Capital Solutions
The Fund's anticipated capital solutions investments include bespoke opportunistic debt capital solutions or related equity capital solutions to corporate issuers. The Fund's capital solutions investments may be directly negotiated with a borrower or otherwise with an equity or other sponsor related to the borrower, and are intended to provide creative solutions to issuers while providing increased certainty of execution and an expedited transaction timeline, and typically utilize custom loan or other deal documentation.
Liquid Credit
The Fund's anticipated liquid credit investments include publicly traded securities such as broadly syndicated loans, high-yield bonds and investment-grade bonds.
Other Investments and Strategies
There is no limit on the duration, maturity or credit quality of any investment in the Fund's portfolio, and the Fund's assets will be dynamically allocated across durations, maturities and credit qualities based on market opportunities. There can be no assurance that the Fund will achieve its investment objective. The Fund may invest in below-investment grade debt securities or “junk” debt securities and non-rated debt or equity securities. These investments could constitute a material percentage of the Fund's holdings at any given point in time.
The Fund may, but is not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but the Fund does not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund's business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. There can be no assurance any hedging strategy the Fund employs will be successful.
The Fund expects that certain of its credit investments will be liquid (including certain asset-based credit, liquid securitized credit and liquid credit investments) and may be used for the purposes of maintaining liquidity for the Fund's periodic repurchase offers and cash management, while also presenting an opportunity for investment returns.
The Fund may invest through wholly owned or primarily controlled subsidiaries or special purpose vehicles that primarily engage in investment activities in securities or other assets. Any such wholly owned or primarily controlled subsidiary or special purpose vehicle will comply with provisions of the 1940 Act related to affiliated transactions and custody (Section 17 of the 1940 Act) or exemptive relief therefrom, and the Fund will comply with provisions governing investment policies (Section 8 of the 1940 Act) and, to the extent required by the 1940 Act and relevant SEC guidance, capital structure and leverage (Section 18 of the 1940 Act) on an aggregate basis with any wholly owned or primarily controlled subsidiary or special purpose vehicle.
Investment Process
The Adviser believes it employs a robust due diligence process when assessing potential investment opportunities. As part of the due diligence process, the Adviser may engage various third party service providers (i.e., external legal counsel, financial/tax advisors, consultants and research providers) to assist with evaluating potential investments. Described in further detail below, the diligence process through execution is comprised of the following different components:

Market Analysis
The Adviser maintains consistent surveillance of its markets by leveraging its long-term relationships with various industry participants and service providers, attending industry events, and, if required, engaging third-party market research firms.
Sourcing and Origination
Since 2006, investment professionals of the Adviser have sourced the majority of alternative credit investments through proprietary channels rather than intermediaries. These proprietary channels include relationships with hundreds of counterparties, including many repeat borrowers, and a broad network of joint venture partners. Investment professionals also maintain ongoing dialogue with other investment professionals and market participants to augment deal flow. The Adviser believes working with reliable counterparties is an important factor in the diligence process and also provides it with a key advantage in identifying potentially attractive off-the-run risk-adjusted opportunities.
Investment Screening
The Adviser screens investments based on a variety of criteria, including:
•Blue Owl Expertise: Does the Adviser believe it has the requisite expertise to evaluate the opportunity, whether internally or with the support of outside parties?
•Competitive Advantage: Are there structural market dynamics that create a competitive advantage for the Adviser relative to other potential buyers or lenders?
•Portfolio Construction: How does the contemplated investment change the composition of the existing portfolio? Does it substantially impact concentration by geography, asset type, or some other relevant category?
•Downside Risk: What is the likelihood of losing principal and the severity of the loss?
•Size and Return Opportunity: Is the potential upside associated with the investment worth the human and capital resources?
•Reputational Risk and Related Factors: How does the contemplated investment align with the Adviser's and investors' non-economic values and expectations?
Underwriting and Diligence
Prior to devoting significant time and resources to a given transaction, the relevant deal team produces an initial assessment memo, which is reviewed by the appropriate senior investment professionals who oversee the relevant asset class and determine whether the transaction merits further diligence.
If a transaction passes the initial assessment, the deal team then involves additional internal resources such as the asset management, accounting, and legal teams to assist with the underwriting and further diligence of an investment. During this process, the Adviser seeks to identify, understand, and mitigate potential risk through a variety of methods (as applicable), including:
•Background and Reference Checks: Performing (or engaging a third party to perform) independent background checks, OFAC checks and industry/peer reference calls on all key personnel associated with a company, borrower, and/or servicer;
•Field Exams: Engaging a third party to perform field exams to review financial data, verify borrowing base considerations, check flows of cash, and aid in the assessment of various key management personnel of the potential company, borrower, and/or servicer;
•Industry Experts: Seeking industry experts for deeper levels of diligence when necessary;

•Legal: Engaging outside counsel (overseen by in-house counsel) to conduct legal and regulatory compliance reviews.
As diligence progresses, the deal team maintains consistent communication with the Investment Committee.
Investment Committee Approval
Generally, upon material progress towards completion of diligence and transaction documentation, the relevant deal team prepares and distributes a memorandum for discussion at a meeting of the Alternative Credit Investment Committee of the Adviser (the “Investment Committee”). Such memoranda typically include information such as: a summary of the transaction; the investment thesis; risk factors and mitigants; key investment drivers; returns analysis; and detail on relevant reputational risk considerations (among other topics).
For a particular transaction, the Investment Committee discusses with the deal team the due diligence completed on the investment opportunity, aiming to assess the completeness of the underwriting effort. The Investment Committee then discusses the merits of the applicable investment, ultimately voting to approve or reject it. The Investment Committee is also responsible for ensuring adherence to investment-related policies and procedures during the underwriting and execution of any approved transaction, including appropriate consideration of risk factors throughout the investment process.
Approach to Asset Management and Monitoring:
The Adviser seeks to employ conservative investment underwriting to create capital preservation and limit the number of investments that ultimately do not perform. The Adviser's dedicated Asset Management team oversees the ongoing monitoring of investments, in coordination with the deal teams, who maintain day-to-day responsibility for investments.
The Adviser takes a risk-based approach to monitoring and managing the investments in its portfolios. All investments receive a baseline level of monitoring to ensure covenant compliance and proactive risk identification; investments identified as having elevated risk are subject to additional monitoring.
The baseline monitoring of investments includes:
•Active Surveillance: Investment professionals maintain frequent communication with counterparties to support the Adviser's internal reporting and hold regular meetings with the deal team, Asset Management, in-house legal counsel, and others as appropriate.
•Monthly Asset Management Meetings: The Asset Management team holds monthly meetings to discuss selected investments with the relevant deal teams providing transparency on performance and strategy.
•Senior Investment Team Oversight: Senior investment professional maintain situational awareness of the investments in their respective asset classes, providing a comprehensive perspective on the broader portfolio and an enhanced ability to identify any emerging asset class patterns.
•Borrowing Base and Covenant Monitoring: The Asset Management team manages the day-to-day administration of investment collateral adequacy, ensuring receipt and review of periodic investment reporting. Additionally, covenant reporting and loan-level performance are independently verified using third-party field examiners and an in-house credit-administration team.
The elevated monitoring of investments may include:
•Escalation: Placing at-risk positions on a watch list and identifying additional internal and external resources required to bolster management and oversight of the investment.
•Workouts: When necessary, taking swift action to protect investments and exercise rights and remedies in coordination with the deal team, the Asset Management team, in-house legal counsel, and outside counsel.

The Adviser maintains relationships with a range of third-party lawyers, advisers and service providers that specialize in workouts across a range of assets and industries. When investments underperform, the Adviser intends to engage with these third parties as needed.
When alternative credit investments underperform, the Adviser typically seeks to transfer asset servicing to third-party back-up servicers that are capable of maximizing cash collections and minimizing business interruptions. For corporate investments, the Adviser's industry relationships can help place knowledgeable professionals in key positions at its borrowers. For example, Blue Owl sourced a Chief Risk Officer from its network of operating professionals for a borrower in a workout scenario, which helped stabilize the business, and ultimately led to a full recovery. Finally, in real estate, Blue Owl leverages its relationships with banks, real estate developers, brokers, and asset owners to maximize recoveries.
Blue Owl has a dedicated workouts team, which works alongside the initial deal team to re-underwrite the credit and determine the best path forward to de-risk the Fund's position and maximize recovery.
The Facility Agreement
On January 23, 2025, the Fund entered into the Facility Agreement with the Financing Provider, a third party that is not affiliated with the Fund or the Adviser. The Facility Agreement creates a forward obligation, subject to certain conditions as set forth in the Facility Agreement, of the Financing Provider to sell, and a forward obligation of the Fund or its designee to purchase certain investments (the “Portfolio Investments”) owned and held by the Financing Provider at the Fund's or the Financing Provider's request. The Portfolio Investments generally consist of Alternative Credit Assets consistent with the investment strategy of the Fund. Pursuant to the Facility Agreement, the Fund may request the Financing Provider acquire such Portfolio Investments as the Fund may designate from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. Prior to any sale to the Fund, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. Initially, under the Facility Agreement, until such time as the Fund has received aggregate capital commitments of at least $450 million in the aggregate (the “Capital Condition”), the Fund had no obligation to purchase the Portfolio Investments under the Facility Agreement. On July 1, 2025, the Fund and the Financing Provider amended the Facility Agreement (the “Amended Facility Agreement”) to remove the Capital Condition and replace the Capital Condition with the obligation to (i) purchase all Portfolio Investments held on July 18, 2025 by the Financing Provider on or before July 25, 2025 (or such other date as may be extended by mutual agreement of the Fund and the Financing Provider), (ii) purchase all Portfolio Investments held on October 15, 2025 by the Financing Provider with an aggregate purchase price equal to the applicable distributable cash held by the Fund on or before October 22, 2025 (or such other date as may be extended by mutual agreement of the Fund and the Financing Provider) and (iii) purchase all Portfolio Investments held on December 15, 2025 by the Financing Provider with an aggregate purchase price equal to the applicable distributable cash held by the Fund on or before December 22, 2025 (or such other date as may be extended by mutual agreement of the Fund and the Financing Provider).
In light of the Amended Facility Agreement, the Fund is obligated to purchase applicable Portfolio Investments from the Financing Provider at the prices determined under the Facility Agreement on or before July 25, 2025, October 22, 2025 and December 22, 2025 (or such later dates as may be agreed by mutual written consent of the Fund and the Financing Provider), as applicable, and as such, the Fund considers the obligation to purchase such Portfolio Investments to be unfunded commitment agreements pursuant to Rule 18f-4 under the 1940 Act. The Fund does not intend to utilize the Co-Investment Exemptive Order to purchase the Portfolio Investments from the Financing Provider. Prior to any trade date related to the Fund's purchase of the Portfolio Investments from the Financing Provider, the Financing Provider will receive all proceeds, cash, and uncapitalized payment-in-kind interest and fees accruing on any Portfolio Investment it holds. As a general matter, the price the Fund pays to purchase any Portfolio Investment will be the cash amount paid by the Financing Provider relating to the initial principal amount of the Portfolio Investment subject to adjustment for, among other things, principal repayments, capitalized payment-in-kind interest, certain adjustments for OID, and assumption of any portion of unfunded commitment relating to the Portfolio Investment. In connection with the purchase of a Portfolio Investment, the Fund pays consideration to the Financing Provider based on a percentage of the par value or, as applicable, unfunded commitment amount of the Portfolio Investment, which is determined on a sliding scale based on the settlement date of the Fund's purchase of the Portfolio Investment relative to the date of the initial acquisition of the Portfolio Investment by the Financing Provider.
As of June 30, 2025, there were 20 Portfolio Investments that the Financing Provider purchased having an aggregate cost of approximately $381,068,000 inclusive of approximately $47,092,000 of unfunded commitments.

RISK FACTORS
Prospective investors should be aware that an investment in the Fund involves a high degree of risk, and is suitable only for those investors who have the financial sophistication and expertise to evaluate the merits and risks of an investment in the Fund and for which the Fund does not represent a complete investment program. There can be no assurance that the Fund's investment objective will be achieved, that the Fund will otherwise be able to carry out its investment program successfully or that an investor will receive a return of its capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest in connection with the Fund. The following discussion enumerates certain, but not all, risk factors and potential conflicts of interest that should be carefully evaluated before making an investment in the Fund. These risk factors and potential conflicts of interest include those listed below. Investors should consult with their own financial, legal, investment and tax advisors prior to investing in the Fund.
The Fund's investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:
General Risks of Investing in the Fund
General Investment Risks
There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.
Limited Operating History
The Fund commenced operations on March 7, 2025 and has limited operating history. As such, as of the date of this Prospectus, the Fund has not generated financial statements or other meaningful operating or financial data on which to evaluate the Fund and its performance. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline.
The performance of the Adviser and its principals' (the “Principals”) prior investments is not necessarily indicative of the Fund's future results. While the Adviser intends for the Fund to make investments that have estimated returns commensurate with the risks undertaken, there can be no assurances that any targeted internal rate of return will be achieved. On any given investment, loss of capital is possible.
The Fund may not succeed in meeting its objective, and its NAV may decrease. As a newly formed vehicle, there is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Alternative Credit Assets, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund's allocation of its investments across portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund's portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Incentive Fee
The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund's behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.
The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.
Dependence on the Adviser and Key Personnel
The success of the Fund depends upon the diligence, skill and network of business contacts of the Adviser and its investment personnel. There can be no assurance that the investment personnel upon which the Adviser relies will continue to be associated with the Adviser throughout the life of the Fund. The Fund's future success will depend to a significant extent on the continued service and coordination of such investment personnel. If the Adviser's investment personnel do not maintain their existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities available to the Fund, the Adviser may not be able to grow the Fund's investment portfolio. In addition, individuals with whom such investment personnel have relationships are not obligated to provide the Fund with investment opportunities. Therefore, the Fund and the Adviser can offer no assurance that such relationships will generate investment opportunities for the Fund.
The Fund's ability to achieve its investment objective will also depend on the Adviser's ability to manage the Fund and to grow the Fund's investments and earnings. This will depend, in turn, on the Adviser's ability to identify, invest in and monitor portfolio companies that meet the Fund's investment criteria. The achievement of the Fund's investment objective will depend upon the Adviser's execution of the Fund's investment process, its ability to provide competent, attentive and efficient services to the Fund and, to a lesser extent, the Fund's access to financing on acceptable terms. The Adviser's team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles, some of which may have an investment strategy that overlaps with that of the Fund. These activities may distract them from servicing new investment opportunities for the Fund or slow the Fund's rate of investment. Any failure to manage the Fund's business and its future growth effectively could have a material adverse effect on the Fund's business, financial condition, results of operations and cash flows.
Although the Adviser will monitor the performance of each Fund investment, it will primarily be the responsibility of each portfolio company's management team to operate such portfolio company on a day-to-day basis. Although the Fund generally intends to invest in companies with strong management, there can be no assurance that the management of such companies will be able or willing to successfully operate a company in accordance with the Fund's objectives.
Control over the operation of certain structured and/or securitized products or vehicles in which the Fund invests may be vested with third-party managers and any future profitability of such investment will depend largely upon the business and investment acumen of such third-party managers. The loss or reduction of service of one or more such third-party managers could have an adverse effect on the Fund's ability to realize its investment objectives. Such third-party managers may also be authorized to manage other investments other than the investments held by such structured and/or securitized products or vehicles, which may pose conflicts of interest in the allocation of time of such third-party managers.

Dynamic Investment Strategy
While the Adviser generally intends to seek attractive returns for the Fund by primarily employing an investment strategy focused on investing across a wide range of alternative credit assets and strategies, including asset-based finance investments, and to a lesser extent, in other credit investments, with a focus on private investments, as described herein, the Adviser may pursue additional investment strategies and may modify or depart from its initial investment strategy, investment process and investment techniques as it determines appropriate, subject to compliance with the Fund's policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Alternative Credit Assets. The Adviser may pursue investments outside of the industries, geographies and sectors in which it has previously made investments or has internal operational experience.
Closed-End Interval Fund Structure; Liquidity Risks
The Fund is a closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors; the Fund is not intended to be a typical traded investment. There is no secondary market for the Fund's Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.
Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder's option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis and, therefore, Shareholders may not be able to sell their Shares when and/or in the amount they desire.
The Fund's investments in Alternative Credit Assets are generally illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.
Repurchase of Shares Risk
To provide some liquidity to Shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund's Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund's Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer.
The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Repurchase of Shares.”
Restrictions on Transfers
Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.
Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A significant amount of the Fund's investments are expected to be in securities that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser (who may consider, as one input among others, certain procedures performed by one or more independent valuation firms, if any). In connection with that determination, portfolio company valuations will be prepared using sources, including inputs from the sponsor in the case of a sponsor-managed structured and/or securitized product or vehicle. The Adviser may also consider preliminary valuations obtained from independent valuation firms and/or proprietary models depending on the availability of information on the Fund's assets and the type of asset being valued, all in accordance with the Fund's valuation policy.
Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Fund's determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult to value accurately the Fund's portfolio investments and could lead to undervaluation or overvaluation of the Fund's interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. There can be no assurance that valuation decisions with respect to an investment will represent the value realized by the Fund on the eventual disposition of such investment or that would, in fact, be realized upon an immediate disposition of such investment on the date of its valuation.
The value at which the Fund's investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in private assets for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments. In addition, the Fund's compliance with the asset diversification tests under the Code depends on the fair market values of the Fund's assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.
The Fund's NAV is a critical component in several operational matters including computation of the Management Fee and Incentive Fee payable by the Fund, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

The number of Shares a Shareholder will receive will be based on the Fund's most recent NAV, which may not be ascertainable at the time a prospective investor submits a subscription agreement to purchase Shares.
It is expected that the Fund's leverage facilities will have certain coverage, borrowing base or similar maintenance tests related to asset market values. Declines in market values could have adverse consequences to the Fund under the terms of such facilities, including the required sale of assets, repayment of all or a portion of such facilities or an event of default under the facility. In addition, lenders under credit facilities may have the right to revalue certain of the Fund's investments (upon, for example, a default or material modification of the terms of such Fund investment) at their discretion. Such values may be lower (perhaps significantly) than the Fund's carrying value resulting in failure of such tests related to asset market values.
The Adviser expects to receive information for the Fund's investments in certain Alternative Credit Assets on which it will base the Fund's NAV only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund's NAV attributable to such investments for periods other than calendar quarter-end will likely be based on information from the prior quarter. The Fund may need to liquidate certain investments, including its investments in Alternative Credit Assets, in order to maintain sufficient liquidity in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund's investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund's investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund's investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund's investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding the Fund's calculation of its NAV, see “Net Asset Valuation.”
Leverage Risk
The Fund may employ leverage through borrowings (i.e., loans from certain financial institutions and/or the issuance of debt and/or preferred securities, “Borrowings”) in the future. The Fund intends to utilize leverage for investment purposes. The Fund's use of leverage could create the opportunity for a higher return for Shareholders, but would also result in special risks for Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions, if utilized, can involve leverage or the potential for leverage because they enable the Fund to magnify the Fund's exposure beyond its investment.
Because the fee paid to the Adviser is calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Management Fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) if leverage is utilized. The Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund's Shareholders after taking into account the higher fees and expenses associated with leverage (including higher Management Fees).
Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the Fund's NAV; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Shareholders or will result in fluctuations in the dividends paid on the Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; (iv) if the Fund uses leverage, the investment management fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.

A decline in the Fund's NAV could affect the ability of the Fund to make dividend payments to Shareholders. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a RIC under the Code, which could have a material adverse effect on the value of the Shares. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such Borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in net assets, it may issue $100 in preferred stock, resulting in $200 in total assets (or 200% asset coverage). If the asset coverage for Borrowings or preferred shares declines to less than 300% or 200%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.
All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Shareholders.
Contingent Liabilities
From time to time, the Fund may incur contingent liabilities in connection with an investment. The Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to the Fund.
In connection with the disposition of an investment, the Fund and/or the Adviser may be required to make (and/or be responsible for another person's or entity's breach of) representations and warranties (e.g., about the business and financial affairs of the applicable portfolio company, the condition of its assets and the extent of its liabilities, in each case generally in the nature of representations and warranties typically made in connection with the sale of similar businesses), and may be responsible for the content of disclosure documents under applicable securities laws. The Fund and/or the Adviser also may be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations or disclosure documents are inaccurate. These arrangements may result in contingent liabilities, which would be borne by the Fund and, ultimately, its investors.
In addition, although it is anticipated that indebtedness incurred by the Fund will be recourse only to the specified collateral assets that are subject to the relevant security agreements and nonrecourse to the Fund, under certain circumstances, such as fraud, filing a voluntary petition for bankruptcy, or other acts, there is an exception to the non-recourse nature of such indebtedness under which the Fund would become liable for the repayment of the indebtedness in whole or in part.
Amount or Frequency of Distribution
The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund's ability to pay distributions may be adversely affected by the impact of the risks described herein. All distributions will depend on the Fund's earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.
Lack of Sufficient Investment Opportunities; Competition for Access to Investment Opportunities
The business of identifying, structuring and completing attractive investments is highly competitive and involves a high degree of uncertainty. It is possible that the Fund will never be fully invested if enough sufficiently attractive investments are not identified.
The Fund may compete for investments with other investment funds (including registered investment companies, private credit funds, private equity funds and other alternative investment funds) and other entities with similar investment objectives, including those affiliated with the Adviser or its affiliates, third party strategic industry acquirers, institutional investors (such as sovereign wealth funds), private equity and debt investors and credit vehicles. As a result of these market participants, competition for investment opportunities is strong and may intensify. Many of the Fund's competitors are larger and have greater financial, technical, and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments than the Fund or the Adviser. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do.
The Fund may lose investment opportunities if it does not match competitors' pricing, terms, and investment structure criteria. If the Fund chooses to match these competitors' investment terms criteria, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund's competitors in its target market could force the Fund to accept less attractive investment terms. The competitive pressures the Fund and the Adviser face, and the manner in which the Fund and the Adviser react or adjust to competitive pressures, may have a material adverse effect on the business, financial condition, results of operations, investment returns, leverage ratio, effective yield on investments and cash flows of the Fund. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time. Also, the Adviser may not be able to identify and make investments that are consistent with the Fund's investment objective.
In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however; unregistered funds also managed by the Adviser are not prohibited from the same transactions. The 1940 Act also imposes significant limits on co-investments with affiliates of the Fund. The Co-Investment Exemptive Order will permit the Fund to co-invest alongside its affiliates in privately negotiated investments. Co-Investments made under the Co-Investment Exemptive Order will be subject to compliance with certain conditions and other requirements, which could limit the Fund's ability to participate in a co-investment transaction. An inability to receive the desired allocation to potential investments may affect the Fund's ability to achieve the desired investment returns. See “Conflicts of Interest” and “Risks Relating to Conflicts of Interest” below further discuss how allocation of investment opportunity presents risks that the Fund may never be fully invested. In addition, the time and resources that the Adviser devotes to the Fund may be diverted, and during times of intense activity in other investment programs it may devote less time and resources to the Fund than is necessary or appropriate. In addition, the Fund may compete with any investment entity also managed by the Adviser or its affiliates for the same investors and investment opportunities.
Non-Diversification Risk
The Fund operates as a “non-diversified” management investment company for purposes of the 1940 Act, which means it will not be subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund may invest in relatively few industries or issuers. To the extent that the Fund holds large positions in a small number of issuers, or within a particular industry, the Fund's NAV may be subject to greater fluctuation. The Fund also may be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry. Notwithstanding the foregoing, the Fund may, from time to time, in the future, be considered a diversified management investment company pursuant under the 1940 Act.
Risks Related to the Fund's Investments
Credit Risk
One of the fundamental risks associated with the Fund's investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund's return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.
Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund's fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer's ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
With respect to the Fund's investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund's investment or a pre-payment (in whole or in part) of the Fund's investment.
The Fund will invest in companies that could present a high degree of business and credit risk. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.
Liquidity of Investments Risk
The Fund may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.
The Fund expects to invest in investments that are subject to legal or other restrictions on transfer or for which no liquid market exists. The Fund also may purchase securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities held by the Fund become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable.
The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.
Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Fund attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Fund when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss. Moreover, securities in which the Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of the Fund's position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Fund enters into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Fund's portfolio.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund's business, financial condition, results of operations and cash flows.
High-Yield Securities
The Fund may invest in unrated and “below investment grade” loans, securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings (also known as “high-yield” or “junk” bonds). These loans, securities and obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund's investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade or unrated. The level of analytical sophistication, both financial and legal, necessary for successful investment in unrated and below investment grade loans, securities or companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund's loans or the prospects for a successful reorganization or similar action. In any enforcement of remedies, restructuring, reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund's investments may not compensate the Fund adequately for the risks assumed.
Asset-Backed Securities Risk
The investment characteristics of ABS and mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying ABS and mortgage-backed securities will be affected by a variety of factors including the prevailing level of interest rates as well as the availability of mortgage credit, the relative economic vitality of the area in which the related properties are located, the servicing of the mortgage loans, possible changes in tax laws, other opportunities for investment, homeowner mobility and other economic, social, geographic, demographic and legal factors. In general, any factors that increase the attractiveness of selling a mortgaged property or refinancing a mortgage loan, enhance a borrower's ability to sell or refinance or increase the likelihood of default under a mortgage loan, would be expected to cause the rate of prepayment in respect of a pool of mortgage loans to accelerate. Particular investments may experience outright losses, as in the case of an interest only security in an environment of faster actual or anticipated prepayments. Also, particular investments may underperform relative to hedges that a portfolio manager may have constructed for these investments, resulting in a loss.
In contrast, any factors having an opposite effect would be expected to cause the rate of prepayment of a pool of mortgage loans to slow. At any one time, a portfolio of mortgage-backed securities may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.
Mortgage loans on commercial properties underlying mortgage-backed securities often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and saleability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying mortgage-backed securities are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower's assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related mortgage-backed securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of mortgage-backed securities may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property.
Especially in the case of a mortgage-backed security related to commercial mortgage loans, the rate of principal payments on the loans in the related pool will also be affected by the nature and extent of any restrictions on prepayments that are set forth in the mortgage loans, and the extent to which such provisions may be enforced. Such restrictions may include a prohibition on prepayments for specified periods of time and/or requirements that principal prepayments be accompanied by the payment of prepayment penalties or be subject to yield maintenance premiums.
The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower generally has an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, and without regard to whether the mortgage rates on such loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby “locking in” such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.
In the case of a mortgage-backed security related to multifamily or commercial loans, prevailing market interest rates, the outlook for market interest rates and economic conditions generally may cause some borrowers to sell their properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by U.S. federal and state tax laws (which are subject to change) to sell their properties prior to the exhaustion of tax depreciation benefits.

ABS which represent an interest in a pool of assets such as credit card receivables, automobile loans or home equity loans, have yield and maturity characteristics corresponding to their underlying assets. The risk of each ABS depends both on the underlying assets and the legal structure of such security. (For example, credit card receivables are generally unsecured and the debtors entitled to the protection of a number of state and federal consumer credit laws.) Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and including assets such as unsecured consumer or other receivables, consumer loans, trade receivables, equipment leases, and other assets that produce streams of payments, are securitized in pass-through structures. Through collateralized debt obligations (“CDOs”), CLOs and/or other types of structured or securitized products, the Fund may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage-backed securities.
Primarily, these securities do not have the benefit of the same security interest in the related collateral. There is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Further, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain ABS include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of ABS can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of loans that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of ABS generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment option.
The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor. The collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, ABS are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market's perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
Additional Asset-Backed Securities Risk
Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.
Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle's or servicer's failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.
Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.
Interest rate risk arises for the issuer from (i) the pricing terms on the underlying collateral, (ii) the terms of the interest rate paid to holders of the ABS and (iii) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle's balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.
Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator's other assets (or similar reasons), (i) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (ii) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.
In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.
In the case of ABS structured using special purpose securitization vehicles, structured and/or securitized products or vehicles containing one or more securitized assets are typically actively managed by an investment manager, which may be the Adviser or its affiliate, and as a result, such assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of assets.
The Fund's investment strategies with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through a special purpose securitization vehicle) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser.
Additional Mortgage-Backed Securities Risk
Credit and Market Risks of Mortgage-Backed Securities. Investments in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund's NAV. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.
Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to Shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.
Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.
Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.
Inverse Floaters. Inverse floaters are a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as SOFR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.
Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. The Fund does not expect to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.
Risks Related to Investments in Loans
The Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund's loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
The portfolio may include first lien senior secured, second and third lien loans and any other loans.
The Adviser considers a range of default and loss scenarios at an investment level and typically aggregates those losses to a portfolio level, considering those losses relative to the loan-to-value of an investment. While the Adviser focuses on credit default risk relative to the ultimate value of an investment at maturity, it also considers the potential impact of changes in defaults on the market price for any investments.
Covenant-Lite Loans
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Secured Loans Risk
The factors affecting an issuer's secured leveraged loans, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer (e.g., excluding real estate). Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. Furthermore, the liens referred to herein generally only cover domestic assets and non-U.S. assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier non-U.S. subsidiaries). In the event of a filing by an issuer under Chapter 11 of the United States Code, as amended (the “Bankruptcy Code”), the Bankruptcy Code authorizes the issuer to use a creditor's collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Fund's collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund's recovery on the affected loans.
Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral may allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower's default, if any deficiencies exceed such assumed levels or if underlying assets are sold, it is possible that the proceeds of such sale or disposition will not be equal to the amount of principal and interest owing to the Fund in respect of its investment.
Further, loans may become non-performing for a variety of reasons. Upon a bankruptcy filing by an issuer of debt, the Bankruptcy Code imposes an automatic stay on payments of its prepetition debt. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. If an issuer were to file for Chapter 11 reorganization, the Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt even if the class fails to accept the restructuring as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met.
Secured credit facilities may be syndicated to a number of different financial market participants. The documentation governing the facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.
Secured loans are also subject to other risks, including (i) the possible invalidation of a debt or lien as a “fraudulent conveyance,” (ii) the possible invalidation as a “preference” of liens perfected or recovery by a bankrupt borrower of debt payments made in the 90 calendar days before a bankruptcy filing, (iii) equitable subordination claims by other creditors, (iv) so-called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Recent decisions in bankruptcy cases have held that a secondary loan market participant can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received and does not return a preference or fraudulent conveyance or engaged in conduct that would qualify for equitable subordination.
First Lien Senior Secured Loans
It is expected that when the Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund's loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund's lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan's terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.
Second Lien Senior Secured Loans and Junior Debt Investments
Second and third lien loans are subject to the same investment risks generally applicable to senior loans described above. The Fund's second lien senior secured loans will be subordinated to first lien loans and the Fund's junior debt investments, such as mezzanine loans, generally will be subordinated to both first lien and second lien loans and have junior security interests or may be unsecured. As such, to the extent the Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Fund in the event of a bankruptcy or other insolvency proceeding. Therefore, second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Second and third lien loans are also expected to be more illiquid than senior loans.
Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer's capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund's investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.
Unsecured Loans
Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.
Second Priority Liens
Certain debt investments that the Fund makes in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.
The rights the Fund may have with respect to the collateral securing the debt investments it makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Other Risks Related to Loans
Under the agreements governing most syndicated loans, should a holder of an interest in a syndicated loan wish to call a default or exercise remedies against a borrower, it could not do so without the agreement of at least a majority of the other lenders. Actions could also be taken by a majority of the other lenders, or in some cases, a single agent bank, without the consent of all lenders. Each lender would nevertheless be liable to indemnify the agent bank for its ratable share of expenses or other liabilities incurred in such connection and, generally, with respect to the administration and any renegotiation or enforcement of the syndicated loans. Moreover, an assignee or participant in a loan may not be entitled to certain gross-up payments in respect of withholding taxes and other indemnities that otherwise might be available to the original holder of the loan.
Furthermore, the Adviser may invest a portion of the Fund's assets in bank loans and participations. The special risks associated with these obligations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws, (ii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (iii) limitations on the ability of the Fund or the Adviser to directly enforce its rights with respect to participations. The Adviser will seek to balance the magnitude of these and other risks identified by it against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.
In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund's investments, the Fund could be subject to allegations of lender liability.
The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing participations, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying debt and may have no right to enforce compliance by the borrower with the terms of the loan agreement, or any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender.
Mezzanine Debt Risk
Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
Whole Loan Securitizations
The Fund may invest in diversified portfolios of cash-flowing assets or receivables or securitize one or more loans. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund generally expects to retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The Adviser and its affiliates will often be in a position to determine whether assets should be placed into a whole loan securitization or whether the Fund and other clients should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Adviser and its affiliates manage other clients with investment guidelines that do not permit such other clients to invest in whole loan securitizations. There can be no assurance that the Adviser will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Adviser is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.
Non-Standard or Esoteric Credit Risk
The Fund may invest its assets in “alternative investments,” which include non-traditional debt investments and smaller segments of the debt markets, also known as niche or esoteric debt products. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.
Royalties Risk
The Fund may invest in royalties, either directly purchasing the asset generating royalties or providing loans secured by royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil & gas, music/entertainment and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund's control.
Trade Finance Risk
Trade finance as an asset class typically consists of the financing of goods or materials during the time it takes to transport the goods from one geographic location to another. The Fund may invest in trade finance, structured trade finance, export finance, and project finance, or related obligations of companies or other entities with potential for exposure to emerging markets, all through a variety of forms, structures, and terms. Investing in trade finance may present emerging market risk, where the Fund considers risks tied to political and economic factors (different and often more complex than those faced domestically), including expropriation, confiscation, nationalization, election, or war. Emerging market risk can also produce risk associated with loan market health, additional costs, regulatory practices, accounting standards, credit systems, taxation, and currency risk. Additionally, trade finance may entail transportation and warehousing risk, legal risk, collateral value risk, liquidity risk, and global market risk. Counterparty risk exists in default and fraud, as well as custody risks of theft and natural disaster. Finally, to the extent the buyer does not follow through on the contractual purchase, the Fund bears the price risk of reselling the goods to a new buyer.
Transportation Finance Risk
The Fund may invest in transportation finance-related instruments, including transactions involving the acquisition, securitization, financing or leasing of financial instruments that are directly or indirectly related to or backed by aircraft, railcars, locomotives, vessels, or fleet vehicles. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world's economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.
Consumer Risk
The Fund may invest in consumer loans (or ABS backed by consumer loans), including debt consolidation loans, home improvement loans, personal loans, residential real estate investments, credit cards, and automobile loans. The performance of such investments are affected by, among other things, general economic conditions. Changes in economic conditions have adversely affected the performance and market value of such investments. Consumer loans are susceptible to prepayment risks and default risks. Unsecured consumer loans are not secured by any collateral of the borrowers. The repayment of unsecured consumer loans is dependent upon the ability and willingness of the borrowers to repay. Other consumer loans, like automobile loans, may be secured by collateral, but the value of that collateral is not guaranteed. Automobile loans are not typically insured or guaranteed by any other person or entity. Increases in unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates and may also be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loan contracts, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession or otherwise may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. The occurrence of any of any of the foregoing risks could, among other things, adversely affect the consumer loans (or the ABS backed by consumer loans) in which the Fund may invest.
Lending to High Risk Borrowers
There are no restrictions on the credit quality of the Fund's loan investments. Loans acquired, originated or arranged by the Fund may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans that the Fund may acquire or fund have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.
In addition to lending to small businesses and startups, the Fund may make loans to, acquire loans related to, or otherwise obtain exposure to other high-risk borrowers, such as individuals with poor credit histories, low FICO (or other) credit scores or past legal troubles (including prior bankruptcy). The Fund or its affiliates may originate or acquire loans, or otherwise obtain exposure, to borrowers that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to borrowers experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund's loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund funds, the Fund may lose all or part of its investment or the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower.

The Fund's investments are expected to include investments in issuers whose capital structures have significant leverage (including substantial leverage senior to the Fund's investments), a considerable portion of which may be at floating interest rates. The leveraged capital structure of such issuers will increase their exposure to adverse economic factors such as rising interest rates, downturns in the economy or further deteriorations in the financial condition of the issuer or its industry. This leverage may result in more serious adverse consequences to such companies (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged issuers. In using leverage, these issuers may be subject to terms and conditions that include restrictive financial and operating covenants, which may impair their ability to finance or otherwise pursue their future operations or otherwise satisfy additional capital needs. Moreover, rising interest rates may significantly increase the issuers or project's interest expense, or a significant industry downturn may affect a company's ability to generate positive cash flow, in either case causing an inability to service outstanding debt. The Fund's investments may be among the most junior financing in an issuer's capital structure. In the event such issuer cannot generate adequate cash flow to meet debt obligations, the company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring or liquidation of the company, and the Fund, particularly in light of the subordinated and/or unsecured position of the Fund's investments, may suffer a partial or total loss of capital invested in the company, which could adversely affect the return of the Fund.
Trade Claims
The Fund may purchase trade claims (i.e., direct obligations or claims against companies in bankruptcy or restructuring), often in connection with the restructuring or bankruptcy of a debtor company over which the Fund is seeking to exercise influence. The Fund might also acquire trade claims as a means of obtaining influence over a debtor that is in the process of emerging from Chapter 11, with an intent to push for a Chapter 11 plan that converts debt to equity or to block acceptance of any Chapter 11 plan it opposes. By purchasing trade claims in connection with a bankrupt company, the Fund could use this leverage to negotiate a more favorable Chapter 11 plan. Alternatively, the Fund could retain the claim, anticipating that the present value of any distribution at the conclusion of the case will exceed the purchase price. Although trade claims may result in significant returns to the Fund, they involve a substantial degree of risk. In order to make successful decisions regarding the objective in connection with the acquisition of trade claims, the level of analytical sophistication, both financial and legal, necessary to such decision-making is unusually high. In addition, if the Fund has acquired trade claims with the objective of exercising influence over a distressed company or in a bankruptcy action, the expected timing can only be estimated and there may be significant delays which may affect the returns on such trade claim investments for the Fund.
Risks Associated with Bankruptcy Cases
Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor.
Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors, and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company's competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund invests primarily in debt and related instruments, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer's fundamental values. Such investments can result in a total loss of principal.
U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund's influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be high.
Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such when they take over management and functional operating control of a debtor. In those cases where the Fund, by virtue of such action, is found to exercise “domination and control” of a debtor, the Fund may lose its priority if the debtor can demonstrate that its business was adversely impacted or other creditors and equity holders were harmed by the Fund.
The Fund may elect to serve on creditors' committees, equity holders' committees or other groups to ensure preservation or enhancement of the Fund's position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of or increasing its investments in such company while it continues to be represented on such committee or group.
The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.
Equitable Subordination. Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.
Investments in Less Established Companies; Small Business Lending Risk
The Fund may invest a portion of its assets in the securities of less established companies, including loans to small businesses and newly formed “startup” companies. Lending to small businesses and startups presents unique risks. Small businesses and startups generally have limited borrowing and operating histories, making it more difficult to assess their creditworthiness. In addition, small businesses and startups may have fewer assets available to use as collateral, leaving the Fund with little recourse in the event of default on the loan.
Certain of the Fund's other investments may be in businesses with little or no operating history. Investments in such newly formed or early-stage companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund's other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices.
In the event of fraud by any company in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

The Fund may invest in issuers that: (i) have little or no operating history, (ii) offer services or products that are not yet ready to be marketed, (iii) are operating at a loss or have significant fluctuations in operating results, (iv) are engaged in a rapidly changing business or (v) need substantial additional capital to set up internal infrastructure, hire management and personnel, support expansion or achieve or maintain a competitive position. Such issuers may face intense competition, including competition from companies with greater financial resources, more extensive capabilities and a larger number of qualified managerial and technical personnel.
Investment in Receivables Risk
The Fund may invest in alternative lending-related securities with exposure to receivables or invoice financing, including loans or advances made to businesses, secured by invoice receivables, originated by specialty finance managers, marketplace lending platforms or other originators. The Fund will be reliant on the originator's ability to source suitable deals, detect fraud, assess the credit worthiness of both the borrower and the obligor on the invoice, manage operational and financial risk and, in the event of default, pursue and collect collateral. In the event of default, the Fund incurs the risk that it may only rank as an unsecured creditor. The obligor on the invoice may dispute any aspect of its obligation and delay, reduce or withhold payments, which may affect the value of the collateral.
In making such investments, the Fund is dependent upon the originators' ability to monitor and curtail fraud, including factoring fraud, which involves the falsification of invoice documents. False invoices can easily be created online to appear as if they have been issued by legitimate debtors or as if the invoiced amounts are higher than they actually are. Platforms that originate trade receivables financing loans to corporations usually conduct due diligence but do not always conduct on-site visits to verify that the business exists and is in good standing. For this reason, the risk of fraud may be greater with corporate trade receivables. Typically, an originator will seek to validate that the debtor has received the goods or services for which it has been invoiced and is willing to pay the creditor before making the receivables available for investment, although this may not always be the case. There can be no assurance, however, that the debtor will not subsequently dispute the quality or price of the goods or services and withhold payments. Fraud, delays or write-offs associated with such disputes could directly impact the profitability of the Fund's investments in alternative lending-related securities with exposure to trade receivables. In the event of insolvency of any debtor owing funds on a receivable that the Fund has purchased directly or indirectly, the Fund may only rank as an unsecured creditor. In the case of receivables transferred with recourse, when a debtor defaults on its obligations to the purchaser of the receivable (such as the Fund, directly or indirectly), the seller of the receivable will become obligated to fulfill any remaining invoice amounts owed to the purchaser. In the case of receivables transferred without recourse, the Fund or other direct owner of the receivable will have no such “back-up” obligor in the event of a debtor default. In either scenario, there is a risk that the party with the payment obligation will fail to make payments timely or at all.
Such investments may include credit card receivables, which are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.
Accounts Receivable Relating to Consumer Loans/Obligations Risk
The Fund may invest in, or lend against, portfolios of accounts receivable relating to consumer loans, including credit cards, automobile loans, healthcare, and student loans and other types of consumer obligations (such as leases). The performance of such assets will be affected by general economic conditions. The ability to collect on consumer obligation accounts receivables is dependent on the performance of a servicer. Such performance is often highly specialized and requires an elevated degree of expertise and skill. A servicer may be ineffective or less effective than projected at collecting and servicing assets of the Fund, which may have a material adverse effect on the Fund. The servicer may be able to commingle funds relating to a transaction (such as collections from the loans and proceeds from the disposition of any repossessed collateral, such as repossessed vehicles) with its own funds for a period of time. Commingled funds may be used or invested by the servicer at its own risk and for its own benefit. If the servicer were unable to remit those funds or the servicer were to become a debtor under any insolvency laws, delays or reductions in the receivables may occur.

Additionally, servicers may be subject to regulation by certain government agencies, including the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. If a servicing arrangement or activities were found to constitute unsafe or unsound banking practices, such government agencies may take regulatory action against the servicer, which could result in losses or delays in payment.
Furthermore, consumer obligations are subject to various consumer protection laws which regulate the creation and enforcement of such obligations. The violation of such laws by lenders, originators, servicers and their affiliates may permit borrowers to reduce their obligation to pay the amount of receivables they owe or result in liability for consumer remediation, penalties or fines. Similarly, if a borrower were to seek protection under U.S. federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the borrower's obligations to repay amounts due on its receivable. Certain student loans may be guaranteed by the U.S. federal government; a guarantee agency may reject a loan for claim payment due to a violation of the Federal Family Education Loan Program due diligence collection and servicing requirements. Certain laws such as the Service Members Civil Relief Act of 2004 and, in respect of student loans, the Higher Education Relief Opportunity for Students Act of 2003, restrict the ability of lenders and servicers to collect on outstanding obligations of borrowers on active military duty or subject to national emergencies. The College Cost Reduction and Access Act may negatively impact the returns in respect of student loans. The Military Lending Act imposes various limitations, including a 36% cap on certain charges, on credit extended to members of the military and certain related persons.
The Credit CARD Act of 2009 limits the ability of credit card companies to, among other things, increase interest rates on existing credit card balances and limits the practice of universal defaults. Additionally, in 2010, the United States enacted legislation which revised the U.S. federal student loan program, which, among other things, permits borrowers to cap repayments at 10% of their income (above a basic living allowance) and provides for loan forgiveness for students who enter certain professions. Both of these laws may have an adverse impact on the value of the accounts receivable acquired by the Fund.
Loan Participations Risk
The Fund may invest in secured and unsecured loans, factoring agreements, or other investments acquired through assignment or participations. In purchasing participations, the Fund may have a contractual relationship only with the selling institution, and not necessarily the borrower. The Fund may have no right directly to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor necessarily the right to object to certain changes to the loan agreement agreed to by the selling institution. The Fund may not directly benefit from the assets or collateral supporting the related secured loan and may not be subject to any rights of set-off the borrower has against the selling institution.
In addition, in the event of the insolvency of the selling institution, under the laws of the United States the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution's interest in, or the assets or collateral with respect to, the secured loan. Consequently, the Fund may be subject to the credit risk of the selling institution as well as of the borrower. Certain of the secured loans or loan participations may be governed by the law of a jurisdiction other than the United States, which may present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.
Loan Servicing Risk
The Fund's ability to successfully service the loans (either directly or through one or more third-party loan servicers) that it holds will materially impact the Fund's performance. When selecting third-party loan servicers, the Adviser will endeavor to select third-party loan servicers that have the required licenses or other governmental approvals in the applicable jurisdictions. There is no guarantee that such licensing requirements will not be changed or that the loan servicers will be able to maintain any such licenses. The performance of a loan servicer is often highly specialized and requires an elevated degree of expertise and skill. A servicer may be ineffective or less effective than projected at collecting and servicing assets of the Fund, which may have a material adverse effect on the Fund.

In addition, there has been additional scrutiny by governmental authorities and other interest groups (such as regulatory investigations by federal and state authorities and/or litigation by federal and state authorities or by such other interest groups) regarding servicing practices of servicers that may result in increased costs and liabilities.
Additionally, laws and regulations adopted currently and in the future in various jurisdictions in the United States may significantly increase the cost of servicing, affect customary servicing practices and impact the ability of the loan servicer to enforce remedies and collect on and otherwise service the loans that are held and/or serviced by the servicer. Because servicers are generally required to advance principal and interest payments on delinquent loans subject to certain limitations, increasing delinquencies may result in significant increases in the funding necessary for such advances. As described herein, the U.S. Consumer Financial Protection Bureau (the “CFPB”) has also adopted various rules and regulations governing loan servicers, increasing the expenses in connection with such servicing.
Loan Origination Risk
A portion of the Fund's investment portfolio may consist of newly originated loans. In connection with loans originated by the Fund or its affiliates, the Fund may be exposed to losses on such loans resulting from default and foreclosure. Therefore, the value and sufficiency of the underlying collateral, the creditworthiness of the borrower, and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund's interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund's rights. In the event of a foreclosure, the Fund or an affiliate of the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon a sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.
CFPB Risk; Regulation of Consumer Loans Risk
The Fund may be subject to a wide variety of laws and regulations in the jurisdictions where it operates in respect of its consumer finance activities and other activities in the consumer debt, specialty finance and alternative credit markets, including supervision and licensing by numerous governmental entities. For example, the CFPB has extensive rulemaking and enforcement authority, which may substantially impact the Fund's consumer finance investments. These laws and regulations may create significant constraints on the Fund's consumer finance investments and result in significant costs related to compliance. Failure to comply with these laws and regulations could impair the ability of the fund to continue to make such investments and result in substantial civil and criminal penalties, monetary damages, attorneys' fees and costs, possible revocation of licenses, and damage to reputation, brand and customer relationships.
Laws and regulations adopted in various jurisdictions in the United States and at the federal level may significantly impact participants in the consumer credit marketplace, including lenders, credit sellers and servicers. In addition, there continues to be scrutiny by governmental authorities and other interest groups regarding the consumer credit marketplace. There is the potential for existing and new regulations to significantly impact the ability of many lenders to continue to offer payday loans, automobile title loans, deposit advances and “high cost” consumer (non-mortgage) loans. It is impossible to predict what, if any, changes may be instituted in the future in respect of regulations and the enforcement and regulatory/political climates relating to consumer loans and consumer loan lenders which would be applicable to the Fund, the Adviser, the markets in which they trade and invest, or the counterparties with which they do business. Any such laws or regulations could have a material adverse impact on the Fund's investment activities.
Marketplace Lending Risk
Marketplace lending allows lenders to make loans via a centralized, often online, Platform. In most Platform programs, a bank originates the loans which after sale to investors are serviced by the operator of the marketplace Platform. The borrowers on such Platforms are a wide range of individuals and businesses, and the Fund's ability to assess their creditworthiness may be limited. While purchasing loans originated on a marketplace Platform can generate high returns, it is subject to many risks, including the risk that the Fund could lose its entire investment if a borrower defaults or if the lending and/or loan servicing Platform itself is no longer viable. In the event of a default, certain lending Platforms offer lenders almost no chance of recovery. In addition, marketplace loans are relatively illiquid investments. In many cases it is difficult or impossible for the lender to get its money back before a loan matures, even absent a default.
These lending models and systems are also subject to increasing regulatory risk, as several federal and state regulators have examined the possibility of regulating them as well as the banks with which they often partner. Such regulations could result in increased compliance costs for these systems and a lessened ability for them to make loans on a cost effective basis, or could ultimately eliminate their ability to make such loans entirely. There also are risks that the marketplace operator does not have appropriate broker or servicing licenses, or that the bank originating the loans is not considered the “true lender,” which can lead to issues under applicable usury or licensing statutes among other things. Any of these outcomes would reduce the performance of the Fund's investments in this area of the debt market and could lead to investment losses or liabilities.
Litigation Finance Risk
The Fund may invest in litigation finance-related investments. Some litigation finance investments pertain to litigation in which a settlement agreement or some form of agreement in principle between the parties exists. However, in some circumstances, these settlements, whether finalized or under a memorandum of understanding, require court approval or procedural steps beyond the Adviser's or the Fund's control. If parties to an agreement or agreement in principle, or the relevant judicial authorities, terminate or reject a settlement, the Fund could suffer losses in its litigation finance investments.
The Fund may purchase, or may make loans based on, anticipated future payments to be received as the result of favorably determined litigation, settlement or mass tort claims. The results of pending litigation and/or settlements are inherently uncertain. Purchasing or lending against pending litigation and/or settlements entails unique risks because there is no guarantee that the relevant litigation will be favorably determined or that the relevant case settlement will be upheld and consummated, and consequently that the Fund's investment objective will be achieved. If the relevant litigation is determined (in a court or in an out-of-court settlement) in a manner that is adverse to the Fund's interest, or if the relevant settlement is not approved or is overturned, the Fund may lose some or all of its investment. In some instances, the purchase of litigation or settlements have been challenged as loan transactions, champerty laws in some states may limit the ability to engage in certain of these transactions, and some states have enacted or may enact legislation regulating these transactions, all of which may affect the ability of the Fund to engage in this activity.
Due to competitive and legal considerations and restrictions, the Fund and the Adviser may not be able to provide to investors details regarding any underlying investment opportunity. Investors will be wholly dependent upon the Adviser's ability to assess and manage investments made by the Fund.
Parties to a litigation, arbitration or settlement agreement must have the ability to pay a fee, judgment, award or the agreed upon amount if a case outcome or transaction is ultimately successful or completed. Part of the investment process involves the Adviser's assessment of this ability to pay. However, if the party is unable to pay or further challenges the validity of a judgment or award, the Fund may have difficulties ultimately collecting its share of monetary judgments or awards. Further, given the nature of these recoveries, the Fund cannot always control the ultimate timing of an amount recovered, and there is no assurance that the Adviser will be able to predict the timing of any such payments.
For most investments made by the Fund, the Fund will not be the client of the law firm representing the party to the litigation or transaction and will not have the ability to control decisions made by the parties or the law firm. Lawyers are generally required to act pursuant to their clients' directives and are fiduciaries to their clients, not to the Fund. The law firms involved also will be subject to an overriding duty to the courts and not the Fund.
As part of the due diligence process in which the Fund engages, the Fund might rely on the advice and opinion of outside counsel and other experts in assessing potential opportunities. Further, the Fund and the Adviser will sometimes be dependent upon the skills and efforts of independent law firms to complete any settlement or underlying litigation or transactional matter. There is no guarantee that the ultimate outcome of any opportunities will be in line with a law firm's or expert's initial assessment.
Merchant Cash Advance Risk
For a variety of reasons, many small- and medium-sized merchants, retailers and businesses may have difficulties securing loans from traditional lenders and rely on merchant cash advances for operating liquidity.
Companies that have gone through financial difficulties, bankruptcy or have had their debt “charged-off” by creditors may also have difficulty in securing financing. These difficulties are due in part to the fact that, when a bank makes a loan, it tends to focus on the credit history of the borrower and the past performance of the business, together with the value of a business' total assets. In contrast, merchant cash advances are made largely based on factors such as the value of a business' account receivables. The Fund may provide merchant cash advances in exchange for a share of a business' future sales and/or a fixed fee. The Fund's remittances from the borrower will generally be drawn from the borrower's customer debit- and credit-card purchases (or obtained in some other fashion) until the advance is repaid. Such cash advances come with the additional risks associated with small business lending, which may lead to significant losses to the Fund.
Since the cash advances are technically sales of future assets, rather than direct loans or credit, when making such advances the Fund is not believed to be currently subject to state usury laws or any of the restrictions under the Dodd-Frank Wall Street Reform and Consumer Protection Act. However, there have been discussions of increasing regulation of merchant cash advances and other alternative lending. Any such increased regulation may have an adverse effect on the Fund by increasing the cost of executing merchant cash advances, or making the strategy economically unfeasible or unlawful. There have also been claims that certain merchant cash advances should be re-characterized as loans. Any such claims, if successful, could result in an inability to collect on the merchant cash advances, as well as a potential for fines, penalties, and required refunds of amounts previously collected.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure, digital infrastructure, datacenters, railcar, and aviation, shipping assets, other transportation and storage assets, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser's assessment, or a rating agency's assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Risks in Equipment Leasing and Lending Against Equipment
The Fund may engage in equipment leasing, which may expose the Fund to considerable risk. In cases of a non-performing lessee, there are considerable costs associated with terminating leases and retrieving hard assets that can disrupt and reduce cash flow. These risks may be exacerbated in the case of lessee bankruptcy. Further, it may be difficult to re-lease or sell retrieved equipment, depending on market conditions, especially if such equipment is outdated or has been misused. Financing leases in which the lessee pays the value of the leased equipment over the lease term and has the option to purchase the equipment for no or nominal consideration can be considered commercial loans and present additional compliance risks for the Fund.
In a loan against equipment transaction, also known as a sale leaseback, equipment is sold on paper by the seller and leased back. The seller obtains working capital and keeps the equipment on the seller's property. As with equipment leasing, there are considerable costs associated with terminating such loans and retrieving hard assets in the event that a borrower fails to make timely payments on the loan. Further, the value of the subject equipment will decline over time as a result of use by the borrower, reducing the value of the collateral backing the loan and increasing the risk that the Fund will lose money in the event of borrower default.
Aircraft and Aviation Industry Risk
The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry.
Airline business and results of operations are significantly impacted by general economic and industry conditions. The airline industry is highly cyclical, and the level of demand for air travel is correlated to the strength of the U.S. and global economies. Robust demand for air transportation services depends on favorable economic conditions, including the strength of the domestic and foreign economies, low unemployment levels, strong consumer confidence levels and the availability of consumer and business credit. In addition, airlines are subject to extensive regulatory oversight. Compliance with U.S. and international regulations imposes significant costs and may have adverse effects on an airline. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
In addition to factors linked to the aviation industry, other factors that may affect the value of an aircraft and/or related airframe and engines, at any time include: (i) the particular maintenance and operating history of the related airframe and engines; (ii) manufacture and type or model of aircraft or engines, including the number of operators using such type or model; (iii) whether the aircraft is subject to a lease and, if so, whether the lease terms and credit worthiness of the lessee are favorable to the lessor; (iv) the age of the aircraft and/or engine; (v) the advent of newer models of such aircraft and/or engine or aircraft or engine types competing with such aircraft and/or engine; (vi) any tax, customs, regulatory and legal requirements that must be satisfied when an aircraft and/or engine is purchased, sold or re-leased; (vii) compatibility of aircraft configurations or specifications with other aircraft operated by operators of that type of aircraft; (viii) regulatory actions, including mandatory grounding of the aircraft; (ix) any renegotiation of a lease on less favorable terms; (x) decreases in creditworthiness of lessees; and (xi) the availability of spare parts. Any decrease in values of and lease rates for used commercial aircraft which may result from the above factors or other unanticipated factors may have a material adverse effect on the Fund's investments.
Shipping Investments Risk
The maritime shipping industry is both cyclical and volatile in terms of charter rates and profitability. Challenging global economic conditions may adversely affect the ability of issuers in the shipping industry to charter or recharter their vessels or to sell them on the expiration or termination of their charters and the rates payable in respect of their currently operating vessels, or any renewal or replacement charters that such issuers enter into may not be sufficient to allow them to operate their vessels profitably. Fluctuations in charter rates and vessel values result from changes in the supply and demand for vessel capacity and changes in the supply and demand for the products that such vessels carry. The factors affecting the supply and demand for vessels are outside of the Fund's control, and the nature, timing and degree of changes in industry conditions are unpredictable.
Insurance and Reinsurance Investments
The insurance and reinsurance industry has experienced substantial volatility as a result of investigations, litigation and regulatory activity by various insurance, governmental and enforcement authorities, including the SEC, concerning certain practices within the insurance and reinsurance industry. Insurance and reinsurance companies may become involved in these or other investigations, litigation or regulatory activity and may have lawsuits filed or other regulatory actions taken against them. Increasingly, governmental authorities have taken an interest in the potential systemic risks posed by the insurance and reinsurance industry as a whole. The insurance regulatory environment has become subject to increased scrutiny across a number of jurisdictions, and authorities regularly consider enhanced or new regulatory requirements, and seek to exercise their supervisory authority in new and more extensive ways. Regulators are generally concerned with the protection of policyholders above other constituencies. Additional laws and regulations have been and may continue to be enacted in the wake of the recent or future financial and credit crises that may have adverse effects on the Fund's insurance and reinsurance investments. It is difficult to predict the exact nature, timing or scope of these initiatives; however, the Adviser believes that it is likely that there will be increased regulatory intervention in the insurance and reinsurance industry in the future, and these initiatives could adversely affect the Fund's investments.
The financial results of companies in the insurance and reinsurance industry historically have been subject to significant fluctuations and uncertainties. The industry and the Fund's investments may be affected significantly by: fluctuations in interest rates, inflationary pressures and other changes in the investment environment, which affect returns on invested capital; rising levels of actual costs that are not known by companies at the time that they price their products; losses related to epidemics, terrorist activities, random acts of violence or declared or undeclared war; development of judicial interpretations relating the scope of the insurers' liability; the overall level of economic activity and the competitive environment in the industry; greater than expected use of health care services by members; new mandated benefits or other regulatory changes that change the scope of business or increase costs; and failure of managing general underwriters, agents, third-party administrators and producers to adhere to underwriting guidelines, market-conduct practices and other requirements (as applicable) under their agreements. The occurrence of any one or more of these factors could have a material adverse effect on the Fund's investments.
Increased Regulation of Mortgage Servicing Rights (“MSRs”) and Servicers Risk
MSRs are subject to numerous federal, state and local laws and regulations and may be subject to various judicial and administrative decisions. The body of federal, state and local regulation may increase the cost for the Fund's servicer to service the underlying mortgage loans, which could adversely affect servicing results and the Fund's returns. The servicing of residential mortgage loans is subject to extensive federal, state and local laws, regulations and administrative decisions.
Mortgage servicers, pursuant to rules issued by the CFPB, are required to (i) warn borrowers before any interest rate adjustments on their mortgage loans and provide alternatives for borrowers to consider, (ii) provide monthly mortgage statements that explicitly breakdown principal, interest, fees, escrow and due dates, (iii) provide options for avoiding lender-placed, or “force-placed” insurance, (iv) provide early outreach to borrowers in danger of default regarding options to avoid foreclosure, (v) provide that payments be credited to borrower accounts the day they are received, (vi) require borrower account records be kept current, (vii) provide increased accessibility to servicing staff and records for borrowers and (viii) investigate errors within 30 days and improve staff accessibility to consumers, among other things. The new rules may cause servicers, including the Fund's servicer, to modify their servicing processes and procedures and to incur additional costs in connection therewith.
Infrastructure Debt Risk
The Fund may invest its assets in debt securities issued by companies in the infrastructure industry or assets collateralized by such debt. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruptions and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly-funded infrastructure projects, especially in emerging markets, may be subject to the effects of public corruption resulting in delays and cost overruns. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment toward infrastructure and terrorist acts. Infrastructure securities may also be highly illiquid investments.

Bridge Financings
From time to time, the Fund may lend to companies against assets or single-purpose or limited-purpose entities or natural persons on a short-term, senior or subordinated basis or otherwise invest on an interim basis in companies or lend against assets in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into or refinanced by a more permanent, long-term financing; however, for reasons not always in the Fund's control, such long-term financing or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the economic provisions of such loans or the term of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.
Real Estate Investments Risk
Investing in real estate and real estate-related instruments is subject to cyclicality and other uncertainties. The cyclicality and leverage associated with real estate and real estate-related investments have historically resulted in periods, including significant periods, of adverse performance, including performance that may be materially more adverse than the performance associated with other investments. The Fund's real estate-related investments are secured by or otherwise relate to properties of varying types, geographic locations, owners, tenants and other factors which could make such investments susceptible to particular types of risks relating to such factors, including local economy, real estate market conditions, special hazards and competition. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser's assessment, or a rating agency's assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
The Fund's investments in mortgage loans secured by real estate (including residential and commercial mortgage loans, non-agency mortgage loans and second-lien mortgage loans) will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by real estate is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower's business plan, the borrower's ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss.
In this manner, real estate values could impact the value of the Fund's mortgage loan investments. Therefore, the Fund's investments in mortgage loans will be subject to the risks typically associated with real estate. The Fund may invest in commercial real estate loans, which are secured by commercial property and are subject to risks of loss that may be greater than similar risks associated with loans made on the security of single-family residential property.
Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of certain mortgage loan investments. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted mortgage loan. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of mortgage loans, delay the timing or reduce the amount of recoveries on defaulted mortgage loans held by the Fund, and consequently, could adversely impact the yields and distributions the Fund may receive in respect of its ownership of mortgage loans.
The Fund's performance is subject to risks incident to the ownership of residential and commercial real estate, including without limitation, the burdens of ownership of real property; inability to collect rents from tenants due to financial hardship, including bankruptcy; changes in local real estate conditions in the markets in which the Fund invests; changes in consumer trends and preferences that affect the demand for products and services offered by the relevant tenants; inability to lease or sell properties upon expiration or termination of existing leases; environmental risks related to the presence of hazardous or toxic substances or materials on the relevant properties; the subjectivity of real estate valuations and changes in such valuations over time; the illiquid nature of real estate compared to other financial assets; changes in laws and governmental regulations, including those governing real estate usage and zoning; changes in interest rates and the availability of financing; and changes in the general economic and business climate. The occurrence of any of the risks described above may cause the value of the Fund's real estate investments to decline, which could materially and adversely affect the Fund.
Risks Related to REIT Investments
The Fund may invest in certain REITs. REITs that invest primarily in real estate or real estate debt are subject to the risks of the real estate market, the real estate debt market and the securities market.
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs may be subject to a management fees and other expenses, and so when we invest in REITs we will bear our proportionate share of the costs of the REITs’ operations. Investing in REITs and real estate-related companies involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REIT to distribute income may be adversely affected by several factors. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.
Investing in certain REITs and real estate-related companies, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs and real estate-related companies may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Risks Related to Net Leases
The Fund may invest in commercial properties subject to net leases. Typically, net leases require the tenants to pay substantially all of the operating costs associated with the properties. As a result, the value of, and income from, investments in commercial properties subject to net leases will depend, in part, upon the ability of the applicable tenant to meet its obligations to maintain the property under the terms of the net lease. If a tenant fails or becomes unable to so maintain a property, we will be subject to all risks associated with owning the underlying real estate. In addition, we may have limited oversight into the operations or the managers of these properties, subject to the terms of the net leases.
Certain commercial properties subject to net leases in which we invest may be occupied by a single tenant and, therefore, the success of such investments is largely dependent on the financial stability of each such tenant. A default of any such tenant on its lease payments to us would cause us to lose the revenue from the property and cause us to have to find an alternative source of revenue to meet any mortgage payment and prevent a foreclosure if the property is subject to a mortgage. In the event of a default, we may experience delays in enforcing our rights as landlord and may incur substantial costs in protecting our investment and re-letting our property. If a lease is terminated, we may also incur significant losses to make the leased premises ready for another tenant and experience difficulty or a significant delay in re-leasing such property.
In addition, net leases typically have longer lease terms and, thus, there is an increased risk that contractual rental increases in future years will fail to result in fair market rental rates during those years.
Residential Real Estate Investments Risk
The Fund may invest in residential development projects and financing opportunities relating to residential real estate assets, which subjects the Fund to particular economic, operating and regulatory risks. These risks relate to supply of and demand for living space in the local market, wage and job growth in the local market, availability of mortgage financing, homeownership affordability, tenant quality, the physical attributes of the building in relation to competing buildings (e.g., age, condition, design, appearance, amenities and location), access to transportation and changes in regulatory requirements (e.g., rent regulations and caps, and higher standards of maintenance), among other factors. The residential homebuilding industry is cyclical and is highly sensitive to changes in general economic conditions such as levels of employment, consumer confidence and income, availability of financing for acquisitions, construction and permanent mortgages, interest rate levels, inflation and demand for housing. The U.S. housing market has historically been negatively impacted from time to time by declining consumer confidence, restrictive mortgage standards and large supplies of foreclosures, resales and new homes, among other factors. When combined with a prolonged economic downturn, high unemployment levels, increases in the rate of inflation and uncertainty in the U.S. economy, these conditions have contributed to decreased demand for housing, declining sales prices and increasing pricing pressure. In the event that these economic and business trends occur, continue or decline further, the Fund could experience declines in the market value of its inventory and demand for its homes, which could have a material adverse effect on the Fund's business, prospects, liquidity, financial condition and results of operations.
Accordingly, the performance of the Fund is susceptible to adverse changes in prevailing economic and employment conditions in the United States and the other jurisdictions where its properties are located. The Adviser's ability to invest in residential real estate-related opportunities (including providing financing for potential owners and operators of residential real estate assets or portfolios thereof) may depend upon its ability to strategically partner with established and sophisticated operating partners and third parties. Any downturn in the U.S. or global economies may adversely affect the financial condition of residential owners and tenants, making it more difficult for them to meet their periodic repayment obligations relating to certain residential real estate properties, which could adversely impact the investment performance of the Fund's investments. To the extent that assets underlying investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.
Investments in financing residential assets, such as mortgage loans (including loans that may be in default), involve additional risks. If a residential mortgage loan is in default, foreclosure of the mortgage loan can be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited. The ultimate disposition of a foreclosed asset may yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted mortgage loan. In addition, politicians, regulators, journalists, housing advocates and others have been critical of private investment firms, such as Blackstone, that have made investments in residential mortgage loans and, in some cases, led protests and social media campaigns. Such opposition could cause the Adviser or its affiliates to forego investment opportunities and subject existing investments to new legislation, litigation and changes in regulatory oversight.
Numerous federal and state consumer protection laws impose substantive requirements in connection with the brokerage, origination, purchase, sale, servicing and enforcement of residential mortgage loans. There has been significant attention from state and federal banking regulatory agencies, state attorneys general, the U.S. Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development, the CFPB, and state and local governmental authorities regarding certain lending practices by some companies in the subprime industry, sometimes referred to as “predatory lending” practices. Sanctions have been imposed by federal, state, and local governmental agencies for practices including charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants, and failing to adequately disclose the material terms of loans to the borrowers.
Applicable federal, state, and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of participants in the residential mortgage industry. In addition, other federal, state and local laws, public policy, and general principles of equity relating to the protection of consumers, unfair and deceptive practices, and debt collection practices may apply to the origination, sale, purchase, ownership, servicing, and collection of such residential mortgage loans.
Office Real Estate Industry Risks
Some businesses are rapidly evolving to make employee telecommuting, flexible work schedules, open workplaces and teleconferencing increasingly common. These practices enable businesses to reduce their space requirements. A continuation of the movement towards these practices could over time erode the overall demand for office space and, in turn, place downward pressure on occupancy, rental rates and property valuations, each of which could have an adverse effect on the Fund's financial position, results of operations, cash flows and ability to make distributions to Shareholders. The Fund may also be negatively impacted by competition from other short-term office or shared space leasing companies.
Investments in New Development Risk
The Fund may acquire or lend against direct or indirect interests in undeveloped land or underdeveloped real property, which may often be non-income producing. To the extent that the Fund lends against or otherwise invests in such assets, it will be subject to the risks normally associated with such assets and development activities. Such risks include, without limitation, risks relating to the availability and timely receipt of zoning and other regulatory approvals and entitlements, the cost and timely completion of construction (including risks beyond the control of the Fund, including, without limitation, weather or labor conditions, material shortages or other force majeure events) and the availability of both construction and permanent financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have an adverse effect on the Fund. Properties under development or properties acquired to be developed may receive little or no cash flow from the date of acquisition through the date of completion of development and may experience operating deficits after the date of completion.
Zoning Risks
Certain properties may not comply with, or become noncompliant with, current zoning laws, including density, use, parking and set back requirements, due to changes in zoning requirements after such properties were constructed. These properties, as well as those for which variances or special permits were issued, are considered to be a “legal nonconforming use” and/or the improvements are considered to be “legal non-conforming structures”. This means that the landowner is not required to alter the use or structure to comply with the existing or new law; however, the landowner may not be able to rebuild the premises “as is” in the event of a casualty loss. This may adversely affect the cash flow of the property following the casualty. If a casualty were to occur, there could be no assurance that insurance proceeds would be available to pay a mortgage loan in full or to otherwise compensate a lender or landowner for the loss suffered. In addition, if the property were repaired or restored in conformity with the current law, the value of the property or the revenue producing potential of the property may not be equal to that which existed before the casualty.
In addition, certain properties which are non-conforming may not be “legal nonconforming uses” or “legal non-conforming structures”. The failure of a property to comply with zoning laws or to be a “legal non-conforming use” or “legal non-conforming structure” may adversely affect market value of the property or the landowner's ability to continue to use it in the manner it is currently being used. In addition, certain properties may be subject to certain use restrictions imposed pursuant to restrictive covenants, reciprocal easement agreements or operating agreements. Such use restrictions include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the landowner's right to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the value of the property or the ability of the landowner to generate or lease the property on favorable terms, therefore adversely affecting the landowner's ability to fulfill its obligations under a mortgage loan or otherwise.
Construction Loans, Land Loans and Predevelopment Loans Risk
The Fund may invest in or originate construction loans. If the Fund fails to fund its entire commitment on a construction loan or if a borrower otherwise fails to complete the construction of a project, there could be adverse consequences associated with the loan, including: a loss of the value of the property securing the loan, especially if the borrower is unable to raise funds to complete it from other sources; a borrower claim against the Fund for failure to perform under the loan documents; increased costs to the borrower that the borrower is unable to pay; a bankruptcy filing by the borrower; and abandonment by the borrower of the collateral for the loan. Furthermore, the Fund may make loans on other non-cash generating assets such as land loans and pre-development loans, and such loans may fail to qualify for construction financing and may need to be liquidated based on the “as-is” value as opposed to a valuation based on the ability to construct certain real property improvements. The occurrence of such events could materially and adversely affect the Fund's results of operations and cash flows. Other loan types may also include unfunded future obligations that could present similar risks. These construction loans may generally be considered to be more risky than ordinary commercial real estate loans.
Agricultural and Timber Company Risk
The Fund may invest its assets in securities issued by, or acquire assets related to, companies in the agriculture industry. Agricultural loans generally present a higher level of risk during slow economic conditions. Agricultural lending risks are generally related to the potential for volatility of agricultural commodity prices. Commodity prices are affected by government programs to subsidize certain commodities, weather, and overall supply and demand in wholesale and consumer markets. Payments on agricultural real estate loans depend primarily on the successful operation and management of the relevant farm(s) to produce cash flows sufficient to service the loan. The success of the relevant farm(s) may be affected by many factors outside of the control of the relevant borrower, including adverse weather conditions that limit crop yields (such as hail, drought and floods), declines in market prices for agricultural products and the impact of government regulations (including changes in price supports, subsidies and environmental regulations). In addition, many farms are dependent on a limited number of key individuals whose injury or death may significantly affect the successful operation of the farm.
As agricultural markets tend to be less liquid and more volatile than at least certain financial markets, the risk of a limited group of investors materially affecting prices is likely to be greater in the agricultural market. The restrictions on “insider trading” and the broad dissemination of information are generally not applicable in the agricultural markets. Consequently, if the Fund invests in the agricultural subsector, it may often be trading in these markets at a material disadvantage to other market participants with better market access and/or information sources.
Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, windstorms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.
Alternative and Renewable Energy Investment Risks
The success of the alternative and renewable energy projects in which the Fund may invest or lend against will often depend, to a significant degree, on the availability of rebates, tax credits and other financial incentives and government policies affecting the purchase and use of energy generated from solar, wind and other alternative and renewable resources, changes in which could reduce the demand for these services and impair margins. Such changes can occur with little advance warning and opportunities to mitigate the consequences in any single jurisdiction may be limited. Investments in alternative and renewable energy projects face the risk that the current incentives will expire or become modified in the future, thereby adversely affecting existing projects, economic performance and future potential for growth in this area. Negative changes to global political and economic conditions can impact the alternative and renewable energy industry. The success of investments in, or loans against, alternative and renewable energy projects is dependent on market growth in the alternative and renewable energy industry. A drop in the retail price of conventional energy or non-renewable energy sources may negatively impact the returns on such investments or loans. The demand for alternative and renewable energy systems, services and products depends in part on the price of conventional energy, which affects returns on investment and on loans resulting from the purchase of alternative and renewable energy. Fluctuations in economic and market conditions that impact the prices of conventional and non-renewable energy sources, such as decreases in the prices of oil and other fossil fuels, could cause the demand for alternative and renewable energy systems, services and products to decline, which would have a negative impact on investments in, and on loans against, alternative and renewable energy projects. Changes in utility electric rates could also have a negative effect on the return on such investments or loans.
Structured Investments Risk
The Fund may invest in structured products, including, structured notes, credit-linked notes, equipment trust certificates, CMOs, collateralized bond obligations, CLOs, CDOs or other ABS or similar instruments.
Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of special risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.
Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.
Collateralized Debt Obligations
The Fund may invest in CDOs and CDO portfolios that may consist of CLO equity, multi-sector CDO equity, trust preferred CDO equity and CLO mezzanine debt. CDOs are subject to credit, liquidity and interest rate risks. The CDO equity purchased by the Fund will most likely be unrated or non-investment grade, which means that a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative. In addition, as a holder of CDO equity, the Fund will have limited remedies available upon the default of the CDO.
The value of the CDOs owned by the Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CDO (“CDO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CDOs must rely solely on distributions on the CDO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CDO

Collateral are insufficient to make payments on the CDOs, no other assets will be available for payment of the deficiency and following realization of the CDOs, the obligations of such issuer to pay such deficiency generally will be extinguished.
The performance of CDOs will be adversely affected by macroeconomic factors, including (i) general economic conditions affecting capital markets and participants therein, (ii) the economic downturns and uncertainties affecting economies and capital markets worldwide, (iii) concern about financial performance, accounting and other issues relating to various publicly traded companies and (iv) changes in accounting and reporting standards and bankruptcy legislation.
Issuers of CDOs may acquire interests in loans and other debt obligations by way of sale, assignment or participation. The purchaser of an assignment typically becomes a lender under the credit agreement with respect to the loan or debt obligation; however, its rights can be more restricted than those of the assigning institution. In purchasing participations, an issuer of CDOs will usually have a contractual relationship only with the selling institution, and not the borrower. The CDO generally will have neither the right directly to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor have the right to object to certain changes to the loan agreement agreed to by the selling institution. The CDO may not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, the CDO may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution's interest in, or the collateral with respect to, the loan. Consequently, the CDO may be subject to the credit risk of the selling institution as well as of the borrower.
Further, CDOs (particularly the subordinated interests) may provide that, to the extent funds are not available to pay interest, such interest will be deferred or paid “in kind” and added to the outstanding principal balance of the related security. Generally, the failure by the issuer of a CDO to pay interest in cash does not constitute an event of default as long as a more senior class of CDOs of such issuer is outstanding and the holders of CDOs that have failed to pay interest in cash (including the Fund) will not have available to them any associated default remedies.
The manager of a CDO is typically not under any obligation to share any investment opportunity, idea or strategy with the issuer of the CDO or with CDO trancheholders. As a result, a manager of a CDO may compete with the issuer of a CDO or with CDO tranche-holders for appropriate investment opportunities and will be under no duty or obligation to share such investment opportunities. Furthermore, a manager of a CDO, its agents and advisors and their respective affiliates, investment partnerships and clients may invest in securities that are senior to, or have interests different from or adverse to, the securities owned or entered into by the CDO. In addition, a manager of a CDO who also holds one or more debt or equity tranches of the CDO may not act in accordance with the best interests at the CDO as a whole and instead, may act in a manner designed to favor its particular economic interests as CDO holder.
Collateralized Loan Obligations
In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund's ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund's principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security's priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.
Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund's investments in CLOs is subject to the accuracy of representations made by the underlying borrowers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.
To the extent underlying default rates with respect to the securities in which the Fund invests occur or otherwise increase, the performance of the Fund's investments may be adversely affected. The rate of defaults and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the borrower operates, the financial circumstances of the borrower as well as the general market conditions. A decline in global markets (or any particular sub-market thereof) may result in higher delinquencies and/or defaults as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund's investments.
CLOs typically will have no significant assets other than the assets underlying such CLOs, including secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund's returns.
Issuers may be subject to management, administration and incentive or performance fees. Payment of such additional fees will adversely impact on the returns achieved by the Fund.
The Fund may hold securities that are in a first loss or subordinated position with respect to realized losses on the collateral of its issuers. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.

The Fund's investments and the assets that collateralize them may prepay more quickly than expected and have an impact on the value of the Fund. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund's control and consequently cannot be accurately predicted. Early prepayments give rise to increased re-investment risk, as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce net income and the fair value of that asset.
The Fund is expected to rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund is also expected to rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of investments.
There could in the future be circumstances when uncertainty exists with respect to the roles of certain parties in respect of the Fund's issuers. Various issues may arise for which there may not be a clear answer in the transaction documents of such issuers, such as, for example only, whether the trustee is obligated to actively search for breaches of representations and warranties, whether holders of the issuer should be allowed access to all deal documents and whether principal forgiveness should be treated as a realized loss. The manner in which these open issues are resolved, specifically those which impact the receipt and allocation of underlying cash flows and losses, could adversely impact the Fund's current and future investments in issuers.
The failure of servicers to effectively service the loans underlying certain of the investments in the Fund would materially and adversely affect the Fund. Most securitizations of loans require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. If servicers are not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments, which could result in a higher frequency of default. If servicers take longer to liquidate non-performing assets, loss severities may tend to be higher than originally anticipated. The failure of servicers to effectively service the receivables underlying certain assets in the Fund's investments could negatively impact the value of its investments and its performance. Servicer quality is of prime importance in the default performance of certain personal loans. Servicers may go out of business which would require a transfer of servicing to another servicer. Such transfers take time and loans may become delinquent because of confusion or lack of attention. Servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan (greater than 100% loss severity). For securitizations with corporate loans, the collateral manager's role in reinvestment of principal amortization in performing credits and with respect to loans that default, as well as its ability to actively manage the portfolio through trading, will have a significant impact on the value of the underlying collateral and the performance of its securitization. If the collateral manager reinvests proceeds into loans which then default, does not sell loans before such loans default close to the original purchase price or does not effectively contribute to a restructuring process to maximize value of the loan the securitization owns, the collateral manager could materially and adversely impact the Fund's investments.
The Fund's investment strategy with respect to certain investments (or types of investments) may be based, in part, upon the premise that interests in issuers and/or an issuer's underlying collateral that are otherwise performing may from time to time be available for participation by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and/or other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the collateral assets underlying debt instruments in which the Fund invests.
The fair value of investments may be significantly affected by changes in interest rates. Investments in senior-secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund's cash flow, fair value of its assets and operating results.
The senior-secured loans underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have floors based on the Secured Overnight Financing Rate (“SOFR”) or another reference rate, there may not be corresponding increases in investment income constraining distributions to investors in these CLOs. CLOs typically obtain financing at a floating rate based on SOFR or another reference rate.
CLOs are typically actively managed by an investment manager, and as a result the interests therein are traded, subject to credit rating agency and other constraints, by such investment manager. The aggregate return on the CLO equity securities will depend in part upon the ability of each investment manager to actively manage the issuer's portfolio of assets. Additionally, CLOs may be negatively impacted by rating agency actions, and if the securities issued by, or the portfolio securities of, a CLO are downgraded, the Fund's investment may decline in value. It is possible that an affiliate of the Fund may participate (in certain instances) in the review and approval of the initial collateral selection of the Fund's issuers as well as any collateral additions to the portfolio. In times of market stress, valuation of CLO securities may reflect wide bid-ask spreads from numerous valuation sources and be subject to good faith valuations. However, the exercise of control over an issuer could expose the assets of the Fund to claims by such issuer, its investors and its creditors. While the Adviser intends to manage the Fund in a manner that will minimize the exposure of these risks, the possibility of successful claims cannot be precluded.
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.
Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund's ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund's investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund's financing needs.
During periods of falling interest rates, payments under the floating rate debt instruments that the Fund holds would generally decrease, resulting in less revenue to the Fund. In the event of a sharply rising interest rate environment, such as during 2022 and 2023, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
Debt-Oriented Real Estate Investments Risks
The Fund may invest in debt, including “mezzanine” investments (and may also make equity investments) in or relating to real estate-related businesses, assets or interests. Any deterioration of real estate fundamentals generally, and in the U.S., Canada, and Europe in particular, could negatively impact the performance of the Fund by making it more difficult for portfolio companies to satisfy their debt payment obligations, increasing the default risk and making it more difficult for the Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of portfolio companies and the value of the underlying real estate collateral relating to the Fund's investments and may include economic and market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers and borrowers, changes in building, environmental and other laws, labor, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, changes in government regulations, changes in real property tax rates and tax credits, changes in operating expenses, changes in capital expenditure costs, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and mortgage funds, which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, negative developments in the economy or political climate that depress travel activity, environmental liabilities, contingent liabilities on a disposition of assets, acts of God, terrorist attacks, war, adverse changes in real estate values generally and other factors that are beyond the control of the Adviser. The value of securities of companies which service the real estate business sector may also be affected by such risks.
Investments in Middle-Market Companies
Investments in middle-market companies such as those that the Fund may invest in, while often presenting greater opportunities for growth, may also entail larger risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, capitalization, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.
Private Credit Risk
The Fund intends to obtain exposure to select less liquid or illiquid private credit investments. Typically, private credit investments are not traded in public markets and are illiquid, such that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Fund. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer's cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company's debt obligations. The issuers of the Fund's private credit investment will often be leveraged, as a result of recapitalization transactions, and may not be rated by national credit rating agencies.

Private Placements Risk
In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Restricted Securities Risk
The Fund may invest in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. However, the Fund could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. Convertible subordinated units of master limited partnerships convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security's specific terms, convertible subordinated units typically are exchanged for common shares. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund's ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration in order to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Shareholders.
Preferred Stock
Preferred stock generally has a preference as to dividends and upon the event of liquidation over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.
Equity Investments
The Fund may make select equity investments. In addition, in connection with our debt investments, the Fund on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles its holder to receive interest or a dividend until the convertible security matures or is redeemed or converted. Convertible securities generally: (i) have higher yields than the dividends on the underlying common stocks, but lower yields than non-convertible securities of a comparable duration; (ii) are less volatile in price than the underlying common stock due to their fixed-income characteristics; (iii) have a significant option component to their value which is directly impacted by the prevailing market volatility and interest rates; and (iv) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion feature) and its “conversion value” (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase) as well as market volatility (with the conversion value increasing as market volatility increases). The credit standing of the issuer and other factors may also have an effect on investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases (as with an option) as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the issuer. If a convertible security held by the Fund is called for redemption, the Fund will be required either to permit the issuer to redeem the security or convert it into the underlying common stock. Either of these actions could have an adverse effect on the value of the position.
London Interbank Offered Rate (“LIBOR”) Cessation
Settings of LIBOR ceased being published on a representative basis on June 30, 2023, and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. In addition, publication of the one-, three- and six-month tenors of U.S. dollar LIBOR on a non-representative synthetic basis ceased on September 30, 2024. Various alternative rates for U.S. dollar LIBOR, including SOFR and the Sterling Overnight Index Average (SONIA), began publication over the past few years, and additional proposals for alternative reference rates have been announced and/or have already begun publication. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, the transition away from LIBOR to alternative reference rates has been complex and could have an adverse effect on the Fund's business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund's investments, changes to the documentation for certain of the Fund's investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.
Limited Amortization Requirements
The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds, with annual excess cash flow or by refinancing upon maturity, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that an issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. The Adviser is generally unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the issuer and the existence of favorable financing market conditions that allow such issuer the ability to replace existing financing with less expensive capital. As market conditions change frequently, the Adviser will often be unable to predict when, and if, this may be possible for each of the Fund's issuers. Having the loan or other debt instrument called early may have the effect of reducing the Fund's actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Hedging Risk
The Fund may utilize financial instruments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund's investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund's unrealized gains in the value of the Fund's investment portfolio; (iii) facilitate the sale of any such investments; (iv) preserve returns, spreads or gains on any investment in the Fund's portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund's liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date; or (vii) for any other reason that the Adviser deems appropriate.
While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The success of the hedging strategy of the Fund is subject to the Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolios being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund's hedging strategy is also subject to the Adviser's ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.
The Adviser may seek to hedge all or a portion of the Fund's foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Derivatives Risks
The Fund may use various derivative instruments, such as options, futures, forwards, commodities, swaps and swaptions (including interest rate and credit default swaps). Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund may treat reverse repurchase agreements and similar financing transactions as derivatives. The Fund also may use derivative instruments for investment purposes and/or to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Fund directly invested in the securities, loans or claims of the subject portfolio company) or if such instruments are related to an otherwise permitted investment. The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, market risk, volatility risk, duration mismatch risk, correlation risk, counterparty risk, market liquidity risk, fund liquidity risk and legal and operational risk. When used for hedging or synthetic investment purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged or tracked may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Derivative instruments, especially when traded in large amounts by the Fund or other investors with a concentrated exposure, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Exchange-traded derivatives may experience increased settlement risk when trade volumes dramatically increase such that a futures commission merchant or options exchange may not be able to reconcile their positions in the ordinary course. This could cause a delay in calculation of the NAV of the Fund and result in losses. Derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Additionally, when a company defaults or files for protection from creditors (e.g., U.S. chapter 11 proceedings), the use of derivative instruments presents special risks associated with the potential imbalance between the derivatives market and the underlying securities market. In such a situation, physical certificates representing such securities may be required to be delivered to settle trades and the potential shortage of such actual certificates relative to the number of derivative instruments may cause the price of the actual certificated debt securities to rise, which may adversely affect the holder of such derivative instruments. The risk of nonperformance by the counterparty on such an instrument may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. The stability and liquidity of derivative investments depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in a loss to the Fund. Furthermore, there is a risk that any of such counterparties could become insolvent. It should be noted that in purchasing derivative instruments, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying investment. Moreover, derivative instruments, and the terms relating to the purchase, sale or financing thereof, are also typically governed by complex legal agreements. As a result, there is a higher risk of dispute over interpretation or enforceability of the agreements. It should also be noted that the regulation of derivatives is evolving in the United States and in other jurisdictions and is expected to increase, which could impact the Fund's ability to transact in such instruments and the liquidity of such instruments. The Adviser may cause the Fund to take advantage of investment opportunities with respect to derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment.
Options and Futures Risk
The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.
The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. In the sale of a put, losses may be significant and, in the sale of a call, losses can be unlimited.
The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.
Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser's ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract. Futures contracts may be subject to price swings in daily settlements with exchanges and clearing houses.

Credit Derivatives
The Fund may engage in trading or investing in credit derivative contracts, which are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another, both for bona fide hedging of existing long and short positions, but also for independent profit opportunities. Such instruments may include one or more credits. The market for credit derivatives may be relatively illiquid, and there are considerable risks that may make it difficult either to buy or sell the contracts as needed or at reasonable prices. There are also risks with respect to credit derivatives in determining whether an event will trigger payment under the contract and whether such payment will offset the loss or payment due under another instrument. Generally, a credit event means bankruptcy, a failure to pay, the acceleration of an obligation or modified restructuring of a credit obligation or instrument.
The Fund may be either the buyer or seller in these transactions. If the Fund is a buyer of credit protection and no credit event occurs, the Fund may recover nothing. Worse still, if a credit event occurs, the Fund, as a buyer, typically will receive full notional value for a reference obligation that may have little or no value. Buyers of credit derivatives carry the risk of non-performance by the seller due to an inability to pay.
As a seller of credit protection, the Fund would typically receive a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller may pay the buyer the full notional value of the reference obligations. Sellers of credit derivatives carry the inherent price, spread and default risks of the underlying instruments.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.
The credit derivatives market is a rapidly evolving market. As a result, different participants in the credit derivatives markets may have different practices or interpretations with respect to applicable terms and definitions, and ambiguities concerning such terms or definitions, may be interpreted or resolved in ways that are adverse to the Fund. Additionally, there may be circumstances and market conditions (including the possibility of a large number of buyers of credit default swaps being required to deliver the same physical security in the same time frame) that have not yet been experienced that could have adverse effects on the Fund's investments.
The regulation of derivatives in the United States and other countries is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Accordingly, the impact of this evolving regulatory regime on the Fund is difficult to predict, but it could be substantial and adverse.
Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Short Sales Risk
The Fund may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.
The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.
Forward Contracts Risk
The Fund may invest in deliverable forward contracts and options thereon, which, unlike futures contracts, are not traded on exchanges, and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Deliverable forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. For example, there are no requirements with respect to record-keeping, financial responsibility or segregation of customer funds or positions. In contrast to exchange-traded futures contracts, interbank traded instruments rely on the dealer or counterparty being contracted with to fulfill its contract. As a result, trading in interbank non-U.S. exchange contracts may be subject to more risks than futures or options trading on regulated exchanges, including the risk of default due to the failure of a counterparty with which the Fund has forward contracts.
Although the Adviser seeks to trade with responsible counterparties, failure by a counterparty to fulfill its contractual obligation could expose the Fund to unanticipated losses. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high or low trading volume, political intervention or other factors. The imposition of credit controls by government authorities might also limit such forward (and futures) trading to less than that which the Adviser would otherwise recommend, to the possible detriment of the Fund. The CFTC regulates non-deliverable forwards (including deliverable forwards where the parties do not take delivery). Changes in the forward markets may entail increased costs and result in burdensome reporting requirements. There is currently no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded.
Highly Volatile Markets; Foreign Exchange Risk
Price movements of forwards, futures, derivative contracts and other financial instruments in which the Fund's assets may be invested can be highly volatile and are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets, directly and by regulation, particularly in currencies, futures and options. Such intervention is often intended to directly influence prices and may, together with other factors, cause some or all of these markets to move rapidly in the same direction. The effect of such intervention is often heightened by a group of governments acting in concert.
Counterparty Risk
The Fund is exposed to the risk that third parties that may owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, administrators and other intermediaries. These parties may default on their obligations to the Fund or its issuers, due to bankruptcy, lack of liquidity, operational failure or other reasons.

This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund or its issuers, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other intermediaries. Also, any practice of rehypothecation of securities of the Fund or its issuers held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency or failure of such counterparties. In addition, any of the Fund's cash held with a prime broker, custodian or counterparty may not be segregated from the prime broker's, custodian's or counterparty's own cash, and the Fund therefore may rank as an unsecured creditor in relation thereto. The inability to recover the Fund's assets could have a material impact on the performance of the Fund. The consolidation and elimination of counterparties resulting from the disruption in the financial markets has generally increased the concentration of counterparty risk and has decreased the number of potential counterparties.
Non-Performing Investments
It is anticipated that certain debt instruments held by the Fund, or their underlying collateral, will be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation.
Issuers of such investments are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investment, directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk.
These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund's original investment therein. There can be no assurance as to the amount and timing of payments, if any, with respect to these types of loans. Sub-performing and/or non-performing credit assets are often higher risk investments.
Risks of Certain Non-U.S. Investments
The Fund may invest a portfolio of its assets outside of the U.S. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund's non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflations, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor's rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.
In addition, the Fund's investments in the debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Adviser and/or its affiliates.

For example, in certain circumstances, the Fund could be subject to German “equity substitution rules” (similar to equitable subordination in the United States) if an issuer in which the Fund holds a debt investment and in which the Adviser and/or its affiliates holds an equity investment was to become insolvent. In such case, among other things, (i) the Fund may not be able to enforce its rights with respect to collateral, if any, (ii) the debt held by the Fund may be subordinated and (iii) the receiver may be entitled to reclaim amounts paid to the Fund within one year of the filing for commencement of insolvency proceedings or thereafter. The laws of other non-U.S. jurisdictions in which the Fund may seek to invest may have rules similar to Germany's “equity substitution rules” discussed above, and the consequences to the Fund with respect to such rules may be more or less severe. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the Fund's investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.
Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Adviser intends, where deemed appropriate, to seek to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.
Foreign Currency Risks
A significant portion of the Fund's investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.
General European and Global Economic Condition Risks
The success of the Fund's investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of the Fund's investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other non-U.S. countries in which the Fund may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund's investments, which could impair the Fund's profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect the Fund's investment opportunities and the value of its investments. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on the Fund's business, financial condition and results of operations.
The Adviser's financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser's businesses and operations (including those of the Fund). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund's profitability, impede the ability of the Fund's portfolio companies to perform under or refinance their existing obligations and impair the Fund's ability to effectively deploy its capital or realize its investments on favorable terms.
In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. For example, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the current ongoing conflict between Russia and Ukraine and the conflict and escalating tensions in the Middle East could have a negative impact on those countries and others in those regions. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.
Change of Law Risk
Government counterparties or agencies may have the discretion to change or increase regulation of a portfolio investment's operations or implement laws or regulations affecting the portfolio investment's operations, separate from any contractual rights it may have. A portfolio investment also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. Governments have considerable discretion in implementing regulations and tax reform, including, for example, the possible imposition or increase of taxes on income earned by a portfolio company or gains recognized by the Fund on its investment in such portfolio company, that could impact a portfolio company's business as well as the Fund's return on investment with respect to such portfolio company.
Volatility of Commodity Prices
The performance of certain of the Fund's investments, or the assets underlying certain of the Fund's investments, may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the United States and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of United States and non-U.S. federal, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

Regulatory Approvals
The Fund may invest in portfolio companies believed to have obtained all material United States federal, state, local or non-U.S. approvals, if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies' customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund's investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.
Political and Societal Challenges
Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. For example, proposals to site an energy plant or engage in drilling activities in a particular location may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts, including the common “not in my backyard” phenomenon. Concerns regarding some of the techniques used in the extraction of shale gas in order to enhance recovery, such as the use of natural gas hydraulic fracturing (also known as “fracking”) may also arise, which may require governmental permits or approvals and which have recently been the subject of heightened environmental concerns and public opposition in some jurisdictions (as more fully described below). The failure of any portfolio investment to receive, renew or maintain any required permits or approvals or any inability to satisfy any requirement of any permits or approvals may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations.
Environmental Matters
Environmental laws, regulations and regulatory initiatives play a significant role in the various industries and can have a substantial impact on investments in such industries. For example, global initiatives to minimize pollution have played a major role in the increase in demand for natural gas and alternative energy sources, creating numerous new investment opportunities. Conversely, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. The electric power industry will continue to face considerable oversight from environmental regulatory authorities and significant influence from non-governmental and special interest groups, and the Adviser will seek to evaluate carefully the expected impact of environmental compliance on all potential investments. The Fund may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements. There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on portfolio companies or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. In particular, the oil and gas industry, for example, is subject to environmental hazards, such as oil spills, natural gas leaks and ruptures, discharges of petroleum products and hazardous substances and historic disposal activities. These environmental hazards could expose the Fund's investments to material liabilities for property damages, personal injuries or other environmental harm, including costs of investigating and remediating contaminated properties. Moreover, failure to comply with any regulatory or legal requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims. Any noncompliance with these laws and regulations could subject the Fund and its properties to material administrative, civil or criminal penalties or other liabilities. Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost. Such laws and regulations often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of environmental contamination. The Fund may therefore be exposed to substantial risk of loss as a result of environmental claims against portfolio companies. Community and environmental groups may protest about the development or operation of power generation assets which may induce government action to the detriment of the Fund. Some of the most onerous environmental requirements regulate air emissions of pollutants and greenhouse gases; these requirements may particularly affect companies in the energy sector, and in particular in its power generation fragment.
PIK Interest Income Risk
The Fund may hold investments that result in PIK income or PIK dividends. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund's taxable income that may require cash distributions to Shareholders in order to maintain the Fund's ability to be subject to tax as a RIC. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund's exposure to potential losses increases when a security pays PIK income.
Industry and Sector Risk
Although the Fund does not employ an industry or sector focus, the percentage of the Fund's assets invested in specific industries or sectors will increase from time to time based on the portfolio management team's perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund's investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.
Risks Relating to Conflicts of Interest
The Adviser's Actions on Behalf of its Other Accounts and Clients
The Adviser and its affiliates currently manage assets for other investment funds and accounts and/or may manage assets for such other investment funds and accounts in the future. Actions taken by the Adviser or its affiliates on behalf of such investment funds and accounts have the potential to be adverse to the Fund and the Fund's investments, which could harm the Fund's performance. For example, subject to compliance with the Co-Investment Exemptive Order, the Fund may invest in the same securities as other investment funds or accounts managed by the Adviser and its affiliates, and, in certain cases, the Fund's investments may include different obligations or levels of the capital structure of the same issuer in which another investment fund or account invests. Decisions made with respect to the securities held by one such other investment fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by another such investment fund or account (including the Fund).
Time and Resources that Individuals Associated with the Adviser May Devote to the Fund May be Diverted
The Adviser and its affiliates, including the Blue Owl Advisers, currently manage, and expect to manage in the future, investment entities other than the Fund (“Blue Owl Clients”), including investment funds and accounts that invest in investments similar to those in which the Fund is investing. As a result, the time and resources that the Adviser devotes to the Fund may be diverted, and during times of intense activity in other programs they may devote less time and resources to the Fund than is necessary or appropriate. In addition, the Fund may compete with any such investment entity also managed by Blue Owl Adviser for the same investors and investment opportunities.
Certain Consultants
The Fund and/or the Adviser on behalf of the Fund and/or the portfolio companies, as applicable, expect to retain placement agents, senior advisors, operating partners, strategic advisors and other consultants (“Consultants”). The Consultants are expected to regularly provide services to, or in connection with, the Fund in relation to its activities, including the sourcing of transactions (“Services”).
Consulting Fees and Expenses are expected to include cash fees, profits or equity interests in a portfolio company (which are generally offered on a no-fee/no-carried interest basis), a share of proceeds upon sale of a portfolio company and/or other incentive-based compensation to the Consultant, which may be determined according to one or more methods, including the value of the time (including an allocation for overhead and other fixed costs) of the Consultant, a percentage of the value of the portfolio company, the invested capital exposed to such portfolio company, amounts charged by other providers for comparable services and/or a percentage of cash flows from such company. Additionally, portfolio companies may provide opportunities for Consultants to invest in such portfolio company and reimburse costs and expenses incurred by Consultants. Consultants also may receive remuneration from the Adviser and/or the Fund or affiliates and/or be entitled to other forms of compensation, including equity grants in portfolio companies. Such investment opportunities, reimbursements and other compensation paid to a Consultant will not reduce the Management Fee or Incentive Fee payable by the Fund. Consultants may have a limited partnership or profit interest in the Adviser, one or more other investment funds sponsored by the Adviser or in an affiliate of the Adviser. The Adviser intends to retain only such Consultants which it believes provide a level of service at a value generally consistent with other relevant market alternatives. However, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost.
Overlapping Investments with Blue Owl Clients
Other Blue Owl Clients may hold or may acquire positions in, and originate loans to, portfolio companies in which the Fund invests or has invested, subject to applicable law. Similarly, the Fund may hold or may acquire positions in, and originate loans to, portfolio companies in which other Blue Owl Clients hold investments. Such investments and transactions raise potential conflicts of interest for the Fund, particularly if the Fund and such other Blue Owl Clients invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Blue Owl Clients that are adverse to the Fund, including, during a restructuring, bankruptcy or other insolvency proceeding or similar matter.
Investments Throughout Capital Structure
The Blue Owl Advisers and the Blue Owl Clients invest in a broad range of asset classes throughout the corporate capital structure, including investments in corporate loans and debt securities, preferred equity securities and common equity securities. Accordingly, the Blue Owl Advisers and other Blue Owl Clients may invest in different parts of the capital structure of a company or other issuer in which the Fund invests. The interests of the Fund and such other Blue Owl Clients may not always be aligned, which may give rise to actual or potential conflicts of interest, or the appearance of such conflicts of interest. Actions taken for the Fund may be adverse to the Blue Owl Advisers or other Blue Owl Clients, or vice versa.
Where the Blue Owl Advisers or the Blue Owl Clients, including the Fund, invest in different parts of the capital structure of a portfolio company, their respective interests may diverge significantly, particularly in the case of financial distress of the company. For example, another Blue Owl Client may hold junior securities in a portfolio company in which the Fund holds senior securities or of which it is otherwise a creditor. In a bankruptcy proceeding, the other Blue Owl Client's interest may be subordinated or otherwise adversely affected by virtue of the Fund's involvement and actions relating to its investment. Although the Fund may recover all or part of amounts due to it, the other Blue Owl Client may be at risk for substantial loss, which may cause the Fund to be more passive or refrain from taking actions adverse to such Blue Owl Client that would otherwise be available. In addition, where a Blue Owl Adviser and/or Blue Owl Client is a creditor of a portfolio company in which the Fund holds more junior securities, such Blue Owl Adviser and/or Blue Owl Client may take actions in its own interests with respect to its rights as a creditor (e.g., with respect to breaches of covenants) that may be adverse to the interests of the Fund as a subordinated debt holder. There can be no assurance that the terms of or the return on the Fund's investment will be equivalent to or better than the terms of or the returns obtained by a Blue Owl Adviser or other Blue Owl Client participating in the transaction. The Adviser's ability to implement the Fund's strategies effectively may be limited to the extent that contractual obligations entered into in respect of investments made by the Blue Owl Advisers impose restrictions on the Fund engaging in transactions that the Adviser may otherwise be interested in pursuing.
Conflicts of Interest With Respect to Services Performed
The Adviser and its affiliates are permitted to provide a broad range of financial services to companies in which the Fund invests. Any compensation received by the Adviser or its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. The Adviser and its affiliates from time to time have received, and expect in the future to receive, arrangement fees related to the provision of services as arranger. These types of arrangements provide the Adviser with an incentive to recommend investments based on compensation received or to be received rather than solely on the best interests of the Fund. Accordingly, the Adviser and its affiliates face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.
Separate Accounts
Blue Owl and its personnel may manage assets for one or more advisory clients through a separate account or similar arrangement employing an investment strategy investing in parallel with, or similar to, the strategy of the Fund. Such arrangements may afford those clients different terms than the Shareholders with respect to fees and expenses, subscription, withdrawal and redemption rights and the content and frequency of reports. Advisory clients that have been granted additional access to portfolio information or enhanced transparency may be able to make investment decisions based on information and at times not generally available to other investors, including Shareholders. Any such investment decisions made by these advisory clients on the basis of such information could adversely affect the market value of the Fund's portfolio and therefore the value of the interests.
Platform Arrangements
The Fund may co-invest with third parties (or affiliated managers or other persons) with respect to specified investments or categories of investments through Platforms, joint ventures, investment platforms, other entities or similar arrangements (“Platform Arrangements”), thereby acquiring non-controlling interests in certain investments. Such Platform Arrangements may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may include capital and/or assets contributed by third party investors or such Platform managers. Platform Arrangements may provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. In such cases, the Fund will significantly rely on the existing management, board of directors and other shareholders of such companies, which may include representation of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Moreover, in the case where the Fund may co-invest, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third party partner or co-venturer may have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals that are inconsistent with those of the Fund, may be in a position to take (or block) action in a manner contrary to the Fund's investment objectives, or the increased possibility of default, diminished liquidity or insolvency by the third party partner or co-venturer due to a sustained or general economic downturn. In addition, the Fund may in certain circumstances be liable for the actions of its third-party partners or co-venturers. Investments made in Platform Arrangements also may involve compensation arrangements including carried interest, management fees and/or other fees payable to such third-party partners or co-venturers, particularly in those circumstances where such third-party partners or co-investors include a management group, as well as to operators, consultants and/or managers. The services provided by such persons to Platform Arrangements may be similar to, and overlap with, services provided by the Adviser to the Fund or its other clients. The Fund generally expects that appropriate minority shareholder rights will be obtained to protect its interests to the extent possible. There can be no assurance that such minority shareholder rights will be available or that such rights will provide sufficient protection of the Fund's interests.
Investment by Blue Owl Employees and Principals
Principals and employees of the Blue Owl Advisers, including members of a Blue Owl Client's investment committee, are permitted to invest, and at times will invest significantly, in funds managed by the Blue Owl Advisers (“Blue Owl Funds”). Such investments can operate to align the interests of the Blue Owl Advisers and their Principals and employees with the interests of the Blue Owl Funds and their investors, but will also give rise to conflicts of interest as such Principals and employees can have an incentive to favor the Blue Owl Funds in which they participate or from which they are otherwise entitled to share in returns or fees. Principals and employees (and in some cases, “friends and family” of Principals and employees and/or Blue Owl) invested in Blue Owl Funds (other than in the Fund and BDCs managed by Blue Owl) typically do not bear management fees or performance-based compensation (whether investing directly or through a specially formed vehicle for such persons), or in some cases benefit from reduced rates for such fees. In addition, an affiliate of a Blue Owl Adviser that serves as a GP to, or an entity that receives carry as a “special limited partner” of, a Blue Owl Fund will have an indirect beneficial interest in the investments owned by such Blue Owl Fund and will share in any profits and losses generated by such investments. Further, from time to time, Principals and employees of the Blue Owl Advisers, or members of their families, could have an interest in a particular transaction, or in securities or other financial instruments of the same kind or class, or a different kind or class, of the same portfolio investment, portfolio company, obligor or issuer that a Blue Owl Adviser directs for a Blue Owl Client.
Blue Owl Credit's Lending or Provision of Other Financing to Continuation Fund Investments of the Fund
Subject to the limitations of the 1940 Act, portfolio companies in which the Fund is invested may be borrowers under debt facilities or instruments owned, arranged or managed by Blue Owl Clients. With respect to the Blue Owl Clients, the Blue Owl Adviser advising such Blue Owl Client is obligated to act in the best interest of such Blue Owl Client, which may include causing such Blue Owl Client, in its capacity as agent or lender under such facilities or instruments, to take actions that may be adverse to the portfolio companies in which the Fund is invested and may impact the value of such investment. Given Blue Owl's relationship with sponsors of a portfolio company, the Blue Owl Clients may have the opportunity to provide such debt facilities on premium terms, which may have an adverse effect on the return of the Fund's investment. Additional conflicts of interest may also arise given Blue Owl's combined business relationships in respect of such transactions.
Other Risks
Uncertain Economic, Social and Political Environment
Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect issuers, sponsors and other market participants, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions, and there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. As a result, during these periods, the Fund's NAV will fluctuate. A Shareholder may experience a significant decline in the value of its investment and could lose money.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide. The Adviser's business activities, as well as the activities of the Fund, its portfolio investments and their operations, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. Recent examples include pandemic risks related to COVID-19 (notably, its significant negative impact on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by governments and businesses) and geopolitical risks related to Russia's invasion of Ukraine, the Israel-Hamas war, ongoing conflicts in the Middle East and other geopolitical tensions, hostilities and instability. To the extent the Fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.
As of the date of this Prospectus, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, energy costs, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the White House implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S. regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.
Risks Related to Public Health Emergencies
Pandemics and other widespread public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 flu, avian flu, Ebola and COVID-19, have the potential to materially and adversely impact economic production and activity in ways that are impossible to predict, all of which could result in significant losses to the Fund.
Public health emergencies could have a significant adverse impact and result in significant losses to the Fund, its portfolio companies and other investments, and could adversely affect the Fund's ability to fulfill its investment objectives. The extent of any loss will depend on many factors, all of which are highly uncertain and cannot be predicted, and this impact may include significant reductions in revenue and growth, unexpected operational losses and liabilities, impairments to credit quality and reductions in the availability of capital. These same factors may limit the ability of the Fund to source, diligence and execute new investments and to manage, finance and exit investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal and regulatory frameworks in ways that are adverse to the investment strategy the Fund pursues, all of which could adversely affect the Fund's ability to fulfill its investment objectives. They may also impair the ability of portfolio companies or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences. In addition, the operations of the Fund, its portfolio companies and the Adviser may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity's personnel. These measures may also hinder such entities' ability to conduct their affairs and activities as they normally would, including by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing their ability to make accurate and timely projections of financial performance.
Financial Institution Risk; Distress Events
An investment in the Fund is subject to the risk that one of the banks, brokers, hedging counterparties, lenders or other custodians (each, a “Financial Institution”) of some or all of the Fund's (or any portfolio company's or structured and/or securitized product's or vehicle's) assets fails to timely perform its obligations or experiences insolvency, closure, receivership or other financial distress or difficulty (each, a “Distress Event”). Distress Events can be caused by factors including eroding market sentiment, significant withdrawals, fraud, malfeasance, poor performance or accounting irregularities. If a Financial Institution experiences a Distress Event, the Adviser, the Fund or one of its portfolio companies may not be able to access deposits, borrowing facilities or other services, either permanently or for an extended period of time. Although assets held by regulated Financial Institutions in the United States frequently are insured up to stated balance amounts by organizations such as the Federal Deposit Insurance Corporation, in the case of banks, and the Securities Investor Protection Corporation, in the case of certain broker-dealers, amounts in excess of the relevant insurance are subject to risk of total loss, and any non-U.S. Financial Institutions that are not subject to similar regimes pose increased risk of loss. While in recent years governmental intervention has often resulted in additional protections for depositors and counterparties during Distress Events, there can be no assurance that such intervention will occur in a future Distress Event or that any such intervention undertaken will be successful or avoid the risks of loss, substantial delays or negative impact on banking or brokerage conditions or markets.
Any Distress Event has a potentially adverse effect on the ability of the Adviser to manage the Fund and its investments, and on the ability of the Adviser, the Fund and any portfolio company or structured and/or securitized product or vehicle to maintain operations, which in each case could result in significant losses and in unconsummated investment acquisitions and dispositions. Such losses could include: a loss of funds; an obligation to pay fees and expenses in the event the Fund is not able to close a transaction (whether due to the inability to draw capital on a credit line provided by a Financial Institution experiencing a Distress Event, the inability of the Fund to access capital contributions or otherwise); the inability of the Fund to acquire or dispose of investments, or acquire or dispose of such investments at prices that the Adviser believes reflect the fair value of such investments; and the inability of portfolio companies to make payroll, fulfill obligations or maintain operations. If a Distress Event leads to a loss of access to a Financial Institution's services, it is also possible that the Fund or a portfolio company or structured and/or securitized product or vehicle will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, access to capital, or otherwise). To the extent the Adviser is able to exercise contractual remedies under agreements with Financial Institutions in the event of a Distress Event, there can be no assurance that such remedies will be successful or avoid losses, delays or other impacts. The Fund, any portfolio company and any structured and/or securitized product or vehicle are subject to similar risks if a Financial Institution utilized by investors in the Fund or by suppliers, vendors, service providers or other counterparties of the Fund or a portfolio company or structured and/or securitized product or vehicle subject to a Distress Event, which could have a material adverse effect on the Fund.
Many Financial Institutions require, as a condition to using their services (including lending services), that the Adviser and/or the Fund maintain all or a set amount or percentage of their respective accounts or assets with the Financial Institution, which heightens the risks associated with a Distress Event with respect to such Financial Institutions. The Adviser is under no obligation to use a minimum number of Financial Institutions with respect to the Fund or to maintain account balances at or below the relevant insured amounts.
Further, Distress Events such as the current turmoil of the U.S. banking system raise fears of broader financial contagion, and it is not certain what impact this will have on financial markets. Any deterioration of the global financial markets (particularly the U.S. debt markets), any possible future failures of certain financial services companies and a significant rise in market perception of counterparty default risk, interest rates or taxes will likely significantly reduce investor demand and liquidity for investment grade, high-yield and senior bank debt, which in turn is likely to lead some investment banks and other lenders to be unwilling or significantly less willing to finance new investments or to offer less favorable terms. The tightening of availability of credit to businesses generally could lead to an overall weakening of the U.S. and global economies, which in turn is likely to adversely affect the ability of the Fund to sell or liquidate investments at favorable times or at favorable prices or otherwise have an adverse effect on the business and operations of the Fund. In addition, valuations of the Fund's investments are subject to heightened uncertainty as the result of market volatility and disruption. To the extent the Fund is unable to obtain favorable financing terms for its portfolio investments or sell investments on favorable terms, the Fund's ability to generate attractive investment returns is expected to be adversely affected.
Difficulty in Obtaining Indebtedness
Current market conditions may make it difficult to obtain indebtedness on favorable terms and any failure to do so could have a material adverse effect on the Fund or structured and/or securitized products or vehicles in which the Fund may invest. The debt capital that will be available to the Fund and structured and/or securitized products or vehicles in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what the Fund and structured and/or securitized products or vehicles would otherwise expect, including being at a higher cost in rising rate environments. If the Fund or structured and/or securitized products or vehicles are unable to obtain indebtedness, then Shareholders may not benefit from the potential for increased returns on equity resulting from leverage and the Fund may be limited in its ability to make or fund commitments to potential portfolio companies. An inability to extend or obtain indebtedness could have a material adverse effect on the Fund's business, financial condition or operating results.
Economic Recessions or Downturns
The Fund's investments are susceptible to economic recessions or downturns. During periods of adverse economic conditions, portfolio companies and investments may experience decreased revenues, financial losses, difficulty in obtaining access to financing and increased funding costs. During such periods, portfolio companies and structured and/or securitized products or vehicles may also have difficulty in expanding their businesses and operations and be unable to meet their debt service obligations or other expenses as they become due. Any of the foregoing could cause the value of the Fund to decline.
Many of the Fund's portfolio companies may be susceptible to economic slowdowns or recessions. In the past, instability in the global capital markets has resulted in disruptions in liquidity in the capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty surrounding the negotiation of trade deals between the United Kingdom (the “UK”) and the European Union (the “EU”) following Brexit and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.
In an economic downturn, the Fund's loan portfolio may have non-performing assets or non-performing assets may increase, and the value of the Fund's loan portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing any of the Fund's directly-originated or broadly-syndicated loans. A severe recession may further decrease the value of such collateral and result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income, assets and net worth.
Unfavorable economic conditions, including rising interest rates, also could increase the Fund's funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund on terms the Fund deems acceptable. These events could prevent the Fund from increasing investments and harm its operating results and financial condition.
The occurrence of recessionary conditions and/or negative developments may significantly affect the markets in which the Fund does business, the value of its investments, and its ongoing operations, costs and profitability.

Litigation Risk
Blue Owl engages in a broad variety of activities on a global basis in respect of its managed funds and investments. These activities subject Blue Owl to risks of becoming involved in litigation by third parties and subject Blue Owl to investigations or proceedings initiated by governmental authorities. Additionally, in the ordinary course of its business, the Fund may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Adviser's and the Principals' time and attention, and the time and the devotion of resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation. The adoption of new, or the enhancement of existing, laws and regulations may further increase the risk of litigation. Any such litigation would likely have a negative financial impact on the Fund.
Force Majeure Risk
Investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including a portfolio company or a counterparty to the Fund or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into an industry, including the nationalization of an industry or the assertion of control over one or more portfolio companies or its assets, could result in a loss to the Fund, including if its investment in such portfolio company is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.
Availability of Insurance Against Certain Catastrophic Losses
Certain losses of a catastrophic nature, such as wars, earthquakes, typhoons, hurricanes, terrorist attacks, floods or other similar events, may be either uninsurable or insurable at such high rates that to maintain such coverage would cause an adverse impact on the related Fund investments. In general, losses related to terrorism are becoming harder and more expensive to insure against. Some insurers are excluding terrorism coverage from their all-risk policies. As a result, all Fund investments may not be insured against terrorism or certain other risks. If a major uninsured loss occurs, the Fund could lose both invested capital in and anticipated profits from the affected Fund investments.
The relevant liability standards under insurance coverage procured by Blue Owl, the Adviser and the Fund are expected to vary by carrier, and such standards are expected to vary from time to time depending on, for example, coverage features or limitations then-available from the carrier at the time of insurance contract renewal. As a result, insurance coverages from time to time are expected to vary.
Cyber-Security Risks
The occurrence of a disaster, such as a cyber-attack against the Fund, its portfolio companies or against a third-party that has access to the Fund's data or networks, a natural catastrophe, an industrial accident, failure of the Fund's disaster recovery systems, or consequential employee error, could have an adverse effect on the Fund's ability to communicate or conduct business, negatively impacting its operations and financial condition. This adverse effect can become particularly acute if those events affect the Fund's electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of its data.
The Fund depends heavily upon computer systems to perform necessary business functions. Despite the Fund's implementation of a variety of security measures, its computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, corruption or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through the Fund's computer systems and networks. Such an attack could cause interruptions or malfunctions in the Fund's operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.
Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce the Fund's exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects the Fund's data, resulting in increased costs and other consequences as described above.
Substantial losses may occur in the form of stolen, misappropriated, lost or corrupted: (i) data or payment information; (ii) financial information; (iii) software, contact lists or other databases; (iv) proprietary information or trade secrets; or (v) other items. If technology systems are compromised, become inoperable for extended periods of time or cease to function properly, Blue Owl, the Adviser, the Fund and/or portfolio companies may incur significant time or expense to fix or replace them and to seek to remedy the effects of such issues. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in Blue Owl's, the Adviser's, the Fund's, portfolio companies' and/or service providers' operations, including the ability to make distributions to Shareholders, and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). The use of internet- or cloud-based programs, technologies and data storage applications generally heightens these risks, and the risks of attack are expected to be heightened in remote work environments. Any of such circumstances could subject a portfolio company or the Fund to substantial losses, including losses relating to: misappropriation of assets, intellectual property or confidential information; corruption, deletion or destruction of data; physical damage and repairs to systems; reputational harm; financial losses from remedial actions; and/or disruption of operations. Third parties, including activist, criminal, nation-state or terrorist actors, may also attempt fraudulently to induce portfolio companies or their personnel to disclose sensitive information (including passwords) in order to gain access to data, accounts, funds or other assets, or otherwise to inflict harm. In addition, in the event that such a cyber-attack or other unauthorized access is directed at Blue Owl or one of its service providers holding its financial or investor data, its affiliates or the Fund may also be at risk of loss. The Fund will implement processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that the Fund's financial results, operations or confidential information will not be negatively impacted by such an incident.
Changes in Cyber Security and Data Protection Laws and Regulations
The adoption, interpretation and application of consumer and data protection laws or regulations in the U.S., Europe and other jurisdictions are often uncertain and in flux, and in some cases, laws or regulations in one country may be inconsistent with, or contrary to, those of another country.
U.S. federal and state, as well as non-U.S., government bodies or agencies have in the past adopted, and may in the future adopt, laws and regulations affecting data privacy. For example, California has passed the California Consumer Privacy Act of 2018, as amended, which broadly impacts businesses that handle various types of personal data, potentially including fund managers and their funds and investments. Other jurisdictions, including other U.S. states, have proposed or are considering similar privacy laws and regulations, which if enacted could impose similarly significant costs, potential liabilities and operational and legal obligations. Such privacy laws and regulations are expected to vary from jurisdiction to jurisdiction, thus increasing costs, operational and legal burdens, and the potential for significant liability for regulated entities, which could include Blue Owl, the Adviser, the Fund and/or their portfolio companies.
Industry organizations also regularly adopt and advocate for new standards in this area. In the United States, these include rules and regulations promulgated under the authority of federal government bodies and agencies, state attorneys general, legislatures and consumer protection agencies. Foreign data privacy regulations further govern the processing of personally identifiable data and may be stricter than U.S. laws. Such laws impose stringent legal and operational obligations on regulated businesses, as well as the potential for significant penalties.
The EU has enacted the General Data Protection Regulation (Regulation (EU) 2016/679) (“EU GDPR”), which seeks to harmonize national data protection laws across the EU, while at the same time, modernizing the law to address new technological developments. The UK has implemented the Data Protection Act 2018 and the EU GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the “UK GDPR”).
Both the EU GDPR and the UK GDPR broadly impact businesses that handle various types of personal data, including private fund managers and their funds and investments. Notably, the EU GDPR and UK GDPR have a greater extra-territorial reach than pre-existing legislation and govern the processing of personal data by businesses, (i) with an establishment in the EU and/or the UK (as applicable), (ii) which offer goods or services to EU/UK data subjects or (iii) which monitor EU/UK data subjects' behavior within the EU/UK.
Both the EU GDPR and the UK GDPR impose stringent legal and operational obligations on businesses, as well as the potential for fines, sanctions, or other penalties, which could materially and adversely affect the result of operations and overall business, as well as have an impact on the reputation, of Blue Owl, the Fund and its portfolio companies. Failure to comply with the EU GDPR and the UK GDPR, depending on the nature and severity of the breach, could attract regulatory penalties of up to the greater of (i) €20 million in respect of the EU GDPR and (ii) £17.5 million in respect of each of the UK GDPR, or, in each case, 4% of an entire group's total annual worldwide turnover, as well as the possibility of other enforcement actions (such as suspension of processing activities and audits), liabilities from third-party claims and reputational damage.
Additionally, as a result of recent case law and regulatory guidance in Europe, organizations with a nexus to the UK and/or the EU will likely need to dedicate compliance costs and resources to implement appropriate legitimizing mechanisms and safeguards (e.g., standard contractual clauses, pseudonymization techniques, encryption, impact assessments) in respect of transfers of personal data from the EU and the UK to third countries that have not been deemed by the European Commission or the government of the UK (as applicable) to provide adequate protection for personal data (e.g., the United States).
Dependence on Information Systems
The Fund's business is dependent on its and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund's activities. The Fund's financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control. There could be:
•sudden electrical or telecommunications outages;
•natural disasters such as earthquakes, tornadoes and hurricanes;
•disease pandemics;
•events arising from local or larger scale political or social matters, including terrorist acts;
•outages due to idiosyncratic issues at specific service providers; and
•cyber-attacks.
These events, in turn, could have a material adverse effect on the Fund's operating results.

Potential Fluctuations in Operating Results
The Fund could experience fluctuations in its periodic operating results due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets, the terms of leverage facilities, the interest rate payable and default rates on any debt securities it acquires, changes in operating performance and/or valuation of portfolio companies and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These factors could have a material adverse effect on the Fund's results of operations, the value of an investment in the Fund and the Fund's ability to pay distributions.
Expedited Investment Analyses and Decisions
Before making an investment, the Adviser generally will conduct such due diligence as it deems reasonable and appropriate based on the known facts and circumstances applicable to such investment. Due diligence may entail evaluating important and complex business, financial, tax, accounting, technical, environmental, regulatory and legal issues. Outside consultants, legal advisors, accountants, investment banks and other third parties may be involved in the due diligence process to varying degrees depending on the type of investment and the facts and circumstances related thereto, and the Adviser may rely on the advice received from such third parties. Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While the Fund generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser is permitted to rely upon independent consultants in connection with their evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Fund may incur liability as a result of such consultants' actions, many of whom the Fund will have limited recourse against in the event of any such inaccuracies. Moreover, such evaluation will not necessarily result in an investment being successful or even ensure a return on invested capital.
Climate Change Risk
Global climate change is widely considered to be a significant threat to the global economy. Additionally, the Paris Agreement and other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities, as well as private actors, seeking to reduce greenhouse gas emissions may expose businesses to so-called “transition risks” in addition to physical risks (e.g., changes in weather and climate patterns), such as: (i) political and policy risks; (ii) regulatory and litigation risks; (iii) technology and market risks and (iv) reputational risks. Although the Fund's targeted investments do not fall within industries commonly identified as “carbon intensive” or directly addressing climate change, the Adviser cannot rule out the possibility that climate change-related risks could result in unanticipated expenses or other consequences, which could have a material adverse effect on an investment or the Fund.
Risk of Heightened Regulation
The businesses of the Fund, the Adviser and their affiliates, as well as the financial services industry generally, are subject to extensive regulation, including periodic examinations by governmental agencies and self-regulatory organizations or exchanges in the United States and other jurisdictions in which they operate relating to, among other things, antitrust law, anti-money laundering laws, anti-bribery laws, laws relating to foreign officials, privacy laws with respect to client information and the regulatory oversight of the trading and other investment activities of investment managers, including the Adviser. Each of the regulatory bodies with jurisdiction over the Fund, the Adviser or their affiliates, has regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities. Any failure to comply with these rules and regulations could expose the Fund or the Adviser to liability or other risks.

Additionally, such oversight and regulation may cause the Fund to incur additional expenses, may divert the attention of the Adviser and its personnel and may result in fines if the Fund is deemed to have violated any regulations. Regulation generally as well as regulation more specifically addressed to the alternative asset management industry, including tax laws and regulation, could increase the cost of identifying, structuring and completing investment transactions, the profitability of enterprises and the cost of operating the Fund. Additional regulation could also increase the risk of third party litigation. The transactional nature of the business of the Fund exposes the Fund, the Adviser and certain related parties generally to the risks of third party litigation.
The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.
Advancements in Artificial Intelligence and Machine Learning
The ongoing evolution in artificial intelligence and machine learning technologies (hereinafter, “Machine Learning Technologies”), encompassing initiatives like OpenAI's deployment of its ChatGPT application, may instigate risks that impact the Fund. Regardless of existing policies, there exists potential for the Adviser, the Fund's portfolio companies, and all associated affiliates, partners, members, shareholders, officers, directors, and employees to deploy Machine Learning Technologies in violation of such policies, knowingly or otherwise. The risk exposure for the Fund may be exacerbated if third-party service providers or any known or unknown counterparts also incorporate Machine Learning Technologies in their business operations. The Fund cannot ensure absolute control over the development or maintenance of third-party products or the manner in which third-party services are rendered.
The utilization of Machine Learning Technologies may inadvertently involve the integration of confidential data, including sensitive non-public information, by either third parties in breach of non-disclosure agreements, or by employees of the Adviser or the related affiliates and partners in breach of the Fund's policies. This may result in the confidential information becoming accessible within a dataset by other third-party Machine Learning Technology applications and users. For comprehensive details on risks related to information security, refer to the section titled “Cyber-Security Risks” herein.
Machine Learning Technologies inherently depend on the aggregation and examination of vast quantities of data. However, due to practical limitations, it is infeasible to incorporate all pertinent data into the model that Machine Learning Technologies leverage for operation. Consequently, these models will inevitably harbor some degree of inaccuracy and error, potentially significant, or could be otherwise deficient or flawed, thereby compromising the effectiveness of Machine Learning Technologies. To the extent that the Adviser and the Fund are susceptible to the risks associated with Machine Learning Technologies, any inaccuracies or errors may precipitate adverse impacts.
Machine Learning Technologies and their applications, particularly within the private investment and financial sectors, continue to undergo rapid evolution. Therefore, it remains impossible to accurately foresee future risks that may emerge from such technological advancements.
Import/Export Regulation Risk
Significant changes to U.S. trade policy, including changes to current legislation and trade agreements and the imposition of tariffs on a range of goods imported into the U.S. has resulted in a few countries retaliating with tariffs against the United States. These retaliatory actions could trigger extended “trade wars” between the U.S. and its trading partners, resulting in additional barriers to the international market, inclusive of customers, vendors, and potential investors. Under these circumstances, the cost of goods for some portfolio companies could increase, resulting in lower consumer demand for their goods and reduced cash flows. While it is unknown whether and to what extent new legislation will be enacted into law, the enactment or amendment of trade legislation and/or renegotiation of trade agreements may impose additional compliance costs on portfolio companies, restrict their ability to participate in international markets and otherwise disrupt their current operations.
Risks Relating to Fund's RIC Status
The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are currently distributed (or deemed distributed, as described below) as dividends for U.S. federal income tax purposes to Shareholders. In order to qualify for such treatment, on a continuing basis, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test.
If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund's current or accumulated earnings and profits.
No assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
RIC-Related Risks of Investments Generating Non-Cash Taxable Income
Certain of the Fund's investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income (e.g., PIK interest), the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Further, the interest rates on PIK loans may be higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. In addition, if the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to

Shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan's loan-to-value ratio at a compounding rate.
Uncertain Tax Treatment
The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund's intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.
Tax Treatment of Loans Risk
No statutory, judicial or administrative authority directly discusses how the notes, certificates and other alternative lending securities in which the Fund invests should be treated for tax purposes. As a result, the tax treatment of the Fund's investment in alternative lending securities is uncertain. The tax treatment of the Fund's investment in alternative lending securities could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code.
As described herein, the Fund may co-invest with third parties through Platform Arrangements. For purposes of the diversification tests, it may be uncertain whether the issuer of such whole loans made by the Fund is the Platform, or the underlying borrowers with respect to such investments. The Fund intends to treat the underlying borrowers as the issuers (and not the Platforms) for purposes of the diversification tests. However, there can be no assurance that the IRS will not take contrary positions or that a court would agree with such position if litigated. A determination that the issuer of such whole loans is the Platform may adversely affect the Fund's ability to meet the diversification tests and qualify as a RIC. See “U.S. Federal Income Tax Considerations.”
Tax Laws Subject to Change
All statements contained herein concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Changes in and/or the enactment of new U.S. federal income tax and other tax laws, regulations or other administrative guidance and interpretations thereof could occur during the life of the Fund. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Potential investors therefore are urged to seek, and must rely on, the advice of their tax advisors with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
Indemnification Obligations and Limited Liability of Trustees and Adviser
None of the Trustees, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund (collectively, the “Indemnified Liabilities”);

provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person's willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. Notwithstanding the foregoing, no waiver or release of personal liability of any Indemnified Person will be effective to waive any liabilities of such Indemnified Persons under the U.S. federal securities laws to the extent any such waiver or release is void under Section 14 of the 1933 Act.
Best-Efforts Offering Risk
The offering will be made on a best efforts basis, whereby the Dealer Manager is only required to use its best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund's investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund's expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. The Dealer Manager is an affiliate of the Fund and the Adviser. As a result, the Dealer Manager's due diligence review and investigation of the Fund and the Prospectus cannot be considered to be an independent review.

POTENTIAL CONFLICTS OF INTEREST
In connection with managing investment funds and accounts other than the Fund, the Principals expect to spend a portion of their business time and attention pursuing investment opportunities for other investment funds and other than on behalf of the Fund. The Principals and the Adviser's other investment staff will continue to manage and monitor such investment funds and investments. Such other investment funds and investments that the Adviser may manage may compete with the Fund or companies acquired by the Fund.
Certain investments may be allocated among the Fund and other investment funds sponsored by an affiliate of the Adviser. The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates absent an exemptive order from the SEC. Pursuant to the Co-Investment Exemptive Order, the Fund may co-invest in portfolio companies with certain affiliated funds subject to compliance with certain conditions and in a manner consistent with regulatory requirements and other pertinent factors. The Trustees will oversee the Fund's participation in the co-investment program in the exercise of their reasonable business judgment. Pursuant to the Co-Investment Exemptive Order, prior to the Fund's participation in co-investment transactions, the Board, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees, will: (i) review the co-invest policies and procedures adopted by the Adviser to ensure that they are reasonably designed to prevent the Fund from being disadvantaged by participation in the co-investment program; and (ii) approve the Fund's policies and procedures that are reasonably designed to ensure compliance with the terms of the Co-Investment Exemptive Order. In addition, the “required majority” of the Independent Trustees will be required to make certain findings in connection with certain co-investment transactions. Pursuant to the 1940 Act, the Fund and any affiliated funds may co-invest in portfolio companies without satisfying the conditions of the Co-Investment Exemptive Order only if price is the only term negotiated in the investment.
The Blue Owl Advisers currently manage, and expect to manage in the future, other Blue Owl Clients that invest in investments similar to those in which the Fund will be investing. Certain investment opportunities suitable for those other Blue Owl Clients are, and over time will be, suitable for the Fund. Depending on various factors with respect to an investment opportunity, the Fund and those Blue Owl Clients will compete for certain investment opportunities. In determining which Blue Owl Clients, including the Fund, should participate in such investment opportunities, the Adviser and its affiliates are subject to potential conflicts of interest among the Fund and investors in the other Blue Owl Clients.
The Fund may invest, together with other Blue Owl Clients, in the manner set forth in the relevant governing documents, in accordance with Blue Owl's allocation policies and procedures and otherwise consistent with applicable law and, where applicable, the Co-Investment Exemptive Order. For instance, the Blue Owl Advisers may direct certain relevant investment opportunities to those Blue Owl Clients or cause the Fund to co-invest alongside such Blue Owl Clients. The Fund may also make investments in or otherwise transact with a portfolio company in a manner that would allow (i) other Blue Owl Clients to redeem or realize their interest in such portfolio company or (ii) the investment manager in which a Blue Owl GP Strategic Capital Client is invested to crystalize or receive carried interest or a similar performance distributions. In the event that the available amount of an investment opportunity in which the Fund will invest exceeds an amount appropriate for the Fund, such excess may also be offered to one or more other potential investors, including other Blue Owl Clients.
The Adviser's allocation of investment opportunities among the Fund and any of the other investment funds sponsored or accounts managed by the Adviser may not always, and often will not, be proportional. In general, the Adviser's process for making an allocation determination includes an assessment by the Adviser as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Fund or another investment fund or account) is suitable for the Fund or other investment fund or account. In making this assessment, the Adviser may consider a variety of factors, including but not limited to (i) the investment objectives, guidelines and strategies applicable to the investment fund or account; (ii) the nature of the investment, including its risk-return profile and expected holding period; (iii) portfolio diversification and concentration concerns; (iv) the liquidity needs of the investment fund or account; (v) the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; (vi) the life cycle of the investment fund or account; (vii) legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to certain co-investment transactions); (viii) compliance with existing agreements of the investment fund or account; (ix) the available capital of the investment fund or account; (x) diversification requirements for BDCs or registered investment companies operating as “regulated investment companies” under Subchapter M of the Code; (xi) the gross asset value and NAV of the investment fund or account; (xii) the current and targeted leverage levels for the investment fund or account; and (xiii) portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Adviser may afford prior decisions precedential value.
If, through the foregoing analysis, the Adviser determines an investment opportunity to be appropriate for multiple investment funds or accounts, the Adviser generally will determine the appropriate size of the opportunity for each such investment fund or account. If there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above. In the event there are restrictions, including capacity constraints, the Adviser will determine allocations in a manner that is fair and equitable over time.
Certain allocations may be more advantageous to the Fund relative to one or all of the other investment funds or accounts, or vice versa. The Fund might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with such other investment funds or accounts. While the Adviser will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time to the Fund, there can be no assurance that the Fund's actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Additionally, conflicts of interest can arise if the Fund makes an investment in a portfolio company, whether directly or indirectly through a structured and/or securitized products or vehicles or otherwise, in conjunction with an investment made by another investment fund or account sponsored by the Adviser or an affiliate. For instance, the Fund or structured and/or securitized products or vehicles through which it invests, may not invest in a portfolio company through the same investment vehicles, have the same access to credit or employ the same hedging or investment strategies as such other investment fund or account sponsored by the Adviser or an affiliate. This may result in differences in price, investment terms, leverage and associated costs between the Fund or structured and/or securitized products or vehicles through which it invests and any other investment fund sponsored by the Adviser or an affiliate. There can be no assurance that the Fund or structured and/or securitized products or vehicles through which it invests and the other investment fund(s) or account(s) sponsored by the Adviser or an affiliate will exit the investment at the same time or on the same terms, and there can be no assurance that the Fund's return on such an investment will be the same as the returns achieved by any other investment fund or account participating in the transaction. With respect to investments in a structured and/or securitized product or vehicle, the Adviser may not control or manage such structured and/or securitized product or vehicle and thus may not have the same opportunity to manage or influence the outcome of any potential conflict of interests that may arise as a result of such structured and/or securitized product or vehicle investing in a portfolio company alongside another investment fund or account sponsored by the Adviser or an affiliate. Given the nature of these conflicts, there can be no assurance that the resolution of these conflicts will be beneficial to the Fund.
Conflicts of interest can arise if the Fund invests in a portfolio company or a structured and/or securitized product or vehicle with which other Blue Owl Clients, Principals or employees of the Blue Owl Advisers have a business relationship. A Blue Owl Client, Principal or employee of the Blue Owl Advisers may have investments in different parts of the capital structure of a portfolio company (either held directly or indirectly through a structured and/or securitized product or vehicle) as further detailed below, may have an investment in the sponsor of a structured and/or securitized product or vehicle or may have other business relationships with the portfolio company or structured and/or securitized product or vehicle, as applicable, either before or during the time which the Fund holds an investment in such portfolio company. These other business relationships may cause the Adviser and its affiliates to take different actions with respect to the Fund's investment than would otherwise occurred had no other business relationships with Blue Owl Clients, Principals or employees of the Blue Owl Advisers existed.

Conflicts of interest also can arise if the Fund purchases an interest in a structured and/or securitized product or vehicle, or invests in a portfolio company by purchasing interests from a third party, and a Blue Owl Client, Principal or employee of Blue Owl Advisers owns an interest in the structured and/or securitized product or vehicle, the counterparty to the transaction or an affiliate thereof. To the extent such investment opportunities are presented to the Adviser, the Adviser would undertake an assessment as to the interest in the structured and/or securitized product or vehicle, the counterparty to the transaction or an affiliate thereof held by the Blue Owl Client, Principal or employee of Blue Owl Advisers and determine whether it is in the Fund's best interest to invest in such an opportunity. The Adviser has procedures in place to assist in the identification and management of these types of conflicts of interest.
Where the Adviser, its affiliates, Principals, employees of Blue Owl Advisers or other investment funds managed by Blue Owl invest in different parts of the capital structure of a portfolio company, their respective interests would diverge significantly in the case of financial distress of the company.
The Adviser faces a variety of potential conflicts of interest when it determines allocations of various fees and expenses to the Fund. The Adviser intends to allocate common expenses in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. With respect to broken deal expenses, such expenses will generally be allocated among all eligible funds and accounts in a manner that is fair and equitable over time and in accordance with policies adopted by the Adviser and the Investment Advisory Agreement. In other cases, from time to time, the Fund may bear a higher portion of a shared expense, but receive a smaller benefit, relative to other beneficiaries of services to which such shared expense relates. In addition, from time to time the Fund may incur higher costs for services due to such service being utilized by multiple beneficiaries or for other reasons. By way of example, the Fund could potentially bear higher insurance premiums in connection with policies that cover multiple investment funds or accounts managed by the Adviser or its affiliates, and/or the Adviser or such affiliates themselves, including due to the Adviser's and the Fund's affiliation with Blue Owl as a public company. Further, the Adviser reserves the right to consider each eligible fund's strategy as a component of its allocation of investment expenses, and as a general matter will not allocate expenses associated with one fund's equity investment to a different fund's credit investment, or vice versa, even if the two investments are in the same portfolio company.
The Adviser and its affiliates expect to also, from time to time, employ personnel with ownership interests in or who were employed by portfolio companies owned by the Fund or other Blue Owl Clients; conversely, former personnel or executives of the Adviser or its affiliates may serve in significant management roles at portfolio companies or service providers recommended by the Adviser or its affiliates. Similarly, the Adviser, its affiliates and/or their personnel maintain relationships with (or may invest in) financial institutions, service providers and other market participants, including investment advisers, banks, brokers, financial advisors, consultants, finders (including executive finders and portfolio company finders), executives, attorneys, accountants, institutional investors, family offices, lenders, current and former employees, and current and former portfolio company executives, as well as certain family members or close contacts of these persons. Certain of these persons or entities will invest (or will be affiliated with an investor) in, engage in transactions with and/or provide services (including services at reduced rates) to, the Adviser, its affiliates and/or the Fund or other Blue Owl Clients. The Adviser has a conflict of interest with the Fund in recommending the retention or continuation of a third-party service provider to the Fund or a portfolio company owned by the Fund if such recommendation, for example, is motivated by a belief that the service provider or its affiliate(s) will continue to invest in one or more funds the Blue Owl Advisers advise, will provide the Blue Owl Advisers information about markets and industries in which the Blue Owl Advisers operate (or are contemplating operations) or will provide other services that are beneficial to the Blue Owl Advisers. The Adviser has a conflict of interest in making such recommendations, in that the Adviser has an incentive to maintain goodwill between itself and the existing and prospective portfolio companies for the Fund and other Blue Owl Clients, while the products or services recommended may not necessarily be the best available to the portfolio companies held by the Fund.
Over the life of the Fund, the Adviser may exercise its discretion to recommend to the Fund or to a portfolio company thereof that it contract for services with various service providers, potentially including, among others: (i) the Adviser (or an affiliate, which may include other portfolio companies of the Fund or other Blue Owl Clients) and at rates determined or substantively influenced by the Adviser; (ii) an entity with which the Adviser or its affiliates or current or former members of their personnel has a relationship or from which such person derives a financial or other benefit; or (iii) a Shareholder (or an investor in another Blue Owl Client) or its affiliates. Such an action would subject the Adviser to potential conflicts of interest, because although in such circumstances it intends to select service providers that it believes are aligned with its operational strategies and that will enhance portfolio company performance, the Adviser may have an incentive to recommend the related or other person because of its financial or business interest. Additionally, there is a possibility that the Adviser, because of such incentive or for other reasons (including whether the use of such persons could establish, recognize, strengthen or cultivate relationships that have the potential to provide longer-term benefits to the Adviser, the Fund or other Blue Owl Advisers or Blue Owl Clients), may favor such retention or continuation even if a better price and/or quality of service provider could be obtained from another person. Whether or not the Adviser has a relationship with or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost.
The Adviser or its affiliates may have incentives to favor their respective other accounts and clients over the Fund, which will result in conflicts of interest that could be harmful to the Fund. Because the Blue Owl Advisers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-investment vehicles and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser and its affiliates are expected to receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by the Adviser from the Fund. In those instances, the Adviser will have an incentive to favor the higher fee and/or performance-based fee accounts over the Fund.
In addition, a conflict of interest exists to the extent the Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies, funds or accounts or when certain other investment companies, funds or accounts are investment options in the Adviser's or its affiliates' employee benefit plans. In these circumstances, the Adviser will have an incentive to favor these other investment companies, funds or accounts over the Fund. Blue Owl will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts. See also “Risk Factors—Risks Relating to Conflicts of Interest”.

MANAGEMENT OF THE FUND
Board of Trustees
The Role of the Board
The business and affairs of the Fund are managed under the direction of the Board. The responsibilities of the Board include, among other things, oversight of the Fund's investment activities, oversight of the valuation of the Fund's assets and corporate governance activities. The Board consists of 5 members, 4 of whom are Independent Trustees. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders.
The Board elects the Fund's executive officers, who serve at the discretion of the Board. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust will indemnify the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.
Board Structure and Committees
As required by the 1940 Act, a majority of the Fund's Trustees are Independent Trustees and are not affiliated with the Adviser. The Independent Trustees have appointed James Gillies, an Independent Trustee, as Chair of the Board. The Board believes that its leadership structure is appropriate in light of such Chair's appointment because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Board in a manner that enhances effective oversight. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.
The Board has formed an Audit Committee composed of all of the Independent Trustees. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging the Fund's independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund's independent accountants, approving professional services provided by the Fund's independent accountants (including compensation therefore), reviewing the independence of the Fund's independent accountants and reviewing the adequacy of the Fund's internal controls over financial reporting.
The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, whose function, subject to the oversight of the Board, is to make nominations for the appointment or election of Independent Trustees and assess the compensation paid to Independent Trustees. The Nominating and Governance Committee will act in accordance with the Fund's Nominating and Governance Committee charter. The Nominating and Governance Committee may consider nominees recommended by Shareholders.
Board Oversight of Risk Management
The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (ii) active monitoring of the Fund's chief compliance officer and compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of the Fund's investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Fund's investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board's risk oversight function is to ensure that the risks associated with the Fund's investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The Fund believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a registered investment company. As a registered investment company, the Fund is required to comply with certain regulatory requirements that control the levels of risk in the

Fund's business and operations. For example, the Fund is limited in its ability to enter into transactions with its affiliates.
Board of Trustees and Officers
The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years will be set forth under “Management of the Fund” in the SAI.
Portfolio Management
Adviser
Blue Owl Alternative Credit Advisors II LLC, 399 Park Avenue, New York, NY 10022, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act, and is an indirect subsidiary of Blue Owl.
Primary Portfolio Managers
The management of, and investment decisions for, the Fund are made by the Investment Committee. Nicole Drapkin and Justin Burns are the individuals with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”). The SAI provides additional information about Portfolio Manager compensation, other accounts managed and the Portfolio Managers' ownership of securities in the Fund. The following are biographies of the Portfolio Managers:

Nicole Drapkin (1984) Senior Managing Director Portfolio Manager Since Inception
Nicole Drapkin joined Blue Owl in 2016 and is a Senior Managing Director and member of the Direct Lending Investment Team. In her role, she serves as co-head of Opportunistic Credit and shares responsibility for the Blue Owl Opportunistic Lending Fund.
Previously, Nicole served as a member of Owl Rock Capital Advisors' Originations team. Prior to joining Blue Owl, Nicole was a Principal in the Principal Credit Investments Group at the CPP Investment Board, where she focused on sourcing and evaluating credit investments across the gaming, consumer retail, software and healthcare sectors. Prior to that, Nicole was a Vice President in the Leveraged Finance Group at Goldman Sachs & Co. in New York.
Nicole currently serves on the board of directors of the Marlene Meyerson JCC of Manhattan. Nicole received a BA, with Honors, from Princeton University.

Justin Burns (1987) Managing Director Portfolio Manager Since Inception
Justin Burns joined Blue Owl in 2024 and is a Managing Director and member of the Alternative Credit Investment Team. In his role, he is responsible for sourcing, underwriting, executing, and managing investments, primarily within asset-based opportunities.
Before joining Blue Owl, Justin was a Managing Director at Atalaya Capital Management, the predecessor firm to Blue Owl's Alternative Credit team, from 2012 to 2024, where he was a senior member of the Financial Asset investment team. Prior to that, Justin was an investment banking analyst at Citigroup where he covered the Power & Utilities sector.
Justin received his BS in Business Management with concentrations in Finance and Corporate Reporting & Analysis from the Carroll School of Management at Boston College.

INVESTMENT ADVISORY AGREEMENT
Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser will manage the Fund's day-to-day operations and provide investment advisory services to the Fund. Under the terms of the Investment Advisory Agreement, the Adviser will: determine the composition of the Fund's portfolio, the nature and timing of the changes to the Fund's portfolio and the manner of implementing such changes; assist the Fund in determining which investments it purchases, retains or sells; identify, evaluate and negotiate the structure of the investments the Fund makes (including performing due diligence on the Fund's prospective portfolio companies); and execute, close, service and monitor the investments the Fund makes.
The Adviser's services under the Investment Advisory Agreement are not exclusive.
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect for two years from the date of execution and will continue in effect from year to year if approved annually (i) by the Board of the Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the outstanding shares of the Fund.
The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.
The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Trustees) at the Fund's organizational meeting, held on March 6, 2025. A discussion regarding the basis for the approval by the Board of the Investment Advisory and Management Agreement will be available in the Fund's semi-annual report for the first fiscal period ending following the commencement of the Fund's operations. The basis for any subsequent continuation of the Fund's investment advisory agreement will be provided in the annual or semi-annual reports to Shareholders for the periods during which such continuations occur.
The Fund will pay the Adviser advisory fees for services performed under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee.
The Fund will pay the Adviser the Management Fee at an annual rate of 0.75% of the average daily value of the Fund's Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.
The Fund will pay the Adviser the Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK and zero coupon securities), accrued income that the Fund may not have received in cash.
The Incentive Fee will be paid quarterly in arrears with respect to the Fund's Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund's Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
•100% of the dollar amount of the Fund's Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667% (6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 10% of the Fund's Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
•10% of the dollar amount of the Fund's Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
Pre-Incentive Fee Net Investment Income Returns (expressed as a percentage of the value of average net assets per quarter)
Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee
Example of the Incentive Fee (expressed as a percentage of the value of average net assets per quarter):

Scenarios	Scenario 1	Scenario 2	Scenario 3
Pre-Incentive Fee Net Investment Income Returns	0.55%	1.65%	2.80%
Catch-up Incentive Fee (maximum of 0.16667%)	—%	0.15%	0.16667%
Above catch-up Incentive Fee (10% above 0.16667%)	—%	—%	0.11333%
Net Investment Income	0.55%	1.50%	2.52%
Scenario 1
Pre-Incentive Fee Net Investment Income Returns do not exceed the 1.50% hurdle rate; therefore, there is no Incentive Fee.
Scenario 2
Pre-Incentive Fee Net Investment Income Returns fall between the 1.50% hurdle rate and the catch-up of 1.6667%; therefore, the Incentive Fee is 100% of the Pre-Incentive Fee Net Investment Income Returns above the 1.50% hurdle return.
Scenario 3
Pre-Incentive Fee Net Investment Income Returns exceed the 1.50% hurdle rate and the 1.6667% catch-up provision. Therefore, the catch-up provision is fully satisfied by the 1.30% of Pre-Incentive Fee Net Investment

Income Returns above the 1.50% hurdle rate and there is a 10% Incentive Fee rate above the 1.6667% "catch-up." This provides an Incentive Fee of 0.28% of the Fund's average net assets, which represents 10% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not exist.
The Adviser has entered into the Expense Limitation Agreement with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses for each class of Shares do not exceed 0.50% of the average daily net assets of each respective class of Shares on an annual basis. “Specified Expenses” with respect to each class of Shares means all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any Distribution and Servicing Fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (ix) acquired fund fees and expenses, (x) taxes, (xi) litigation and (xii) extraordinary expenses (as determined in the sole discretion of the Adviser). For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund's expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement has a term of one year from the date of this Prospectus, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Fund's Board upon thirty days' written notice to the Adviser.

FUND EXPENSES
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations, administration and transactions, including (without limitation): the cost of its organization and any of its offerings, including public and private offerings; the cost of calculating its NAV, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the shares of beneficial interest of the Fund (the “Shares”) and other securities; fees and expenses payable under any dealer manager agreements, if any, and any selling agent or selected dealer agreements, if any; interest, fees, debt service and other costs of borrowings, guarantees or other financing arrangements, including the arranging thereof and related legal expenses; all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources; costs of derivatives and hedging; expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of the investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio investments and portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund's rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any fees payable to rating agencies; federal, state and local taxes; independent trustees' fees and expenses, including travel, entertainment, lodging and meal expenses and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to Shareholders (including printing and mailing costs), the costs of any Shareholder or Trustee meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund's assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the 1940 Act and Advisers Act and applicable federal, state and non-U.S. securities laws. Notwithstanding anything to the contrary contained herein, the Fund bears its allocable portion of the Adviser's overhead in performing its obligations under the Administration Agreement between the Fund and the Adviser, including rent and the allocable portion of the costs of the compensation, benefits and related administrative expenses (including travel expenses) of the Fund's officers who provide legal, compliance, finance, operations, accounting, information technology, tax, and administrative services hereunder, their respective staffs and other professionals who provide services to the Fund (including, in each case, employees of the Adviser or an affiliate) who assist with the preparation, coordination, administration and/or provision of the foregoing or provide “back office” or “middle office” financial, operational, administrative or other services to the Fund. Notwithstanding anything to the contrary contained herein, the Fund shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to such individuals (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Fund and in acting on behalf of the Fund and such individual's salary, benefits and bonus).

NET ASSET VALUATION
The Fund will calculate the NAV of each class of Shares as of NYSE Close on each Business Day. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its “valuation designee” to perform fair value determinations in good faith for investments held by the Fund without readily available market quotations, subject to the oversight of the Board and in accordance with the Adviser's valuation policy and procedures. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant day. The NAV of each class of Shares will be calculated based on the fees and expenses applicable to such class. The NAV of each class of Shares will vary over time as a result of the differing fees and expenses applicable to each such class.
The value of the Fund's assets is based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund's investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”), which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Fund generally considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value.
Investments for which market quotations are readily available are generally valued at the average bid price of those market quotations. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Fund's investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, solely and ultimately responsible for such determination. The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser. Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based on data and assumptions provided by the Adviser and third-party sources that the independent valuation firm(s) will not independently verify. The results of such procedures will be prepared solely for the Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate valuation of investments.
Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of any material fair value matters that occurred in the prior quarter and, on an annual basis, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process. The Audit Committee oversees the valuation designee and will report to the Board, on a quarterly basis, regarding any valuation matters requiring the Board's attention.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the Fund's financial statements.

PLAN OF DISTRIBUTION
The Fund offers three separate classes of Shares pursuant to this Prospectus: Class S Shares, Class U Shares and Class I Shares. The Fund may in the future offer other classes of Shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.
Consistent with the policies of the Shareholder's financial intermediary, Class S Shares or Class U Shares of the Fund may be converted to Class I Shares of the Fund if the investor and the relevant financial intermediary satisfies any then-applicable eligibility requirements for investment in Class I Shares. Any such conversion will be effected at NAV without the imposition of any Upfront Sales Load or any fee or other charges by the Fund.
Prior to the commencement of this offering, the Fund conducted a private offering of Class I-F, Class S-F and Class U-F Shares (the “Private Offering”) to certain accredited investors for an aggregate dollar amount of $[●]. Following the completion of the Private Offering and prior to the commencement of this offering, the Fund's Class I-F, Class S-F and Class U-F Shares were reclassified as Class I, Class S and Class U Shares, respectively. As a result, as of the date of this Prospectus, the Fund currently has Class I, Class S and Class U Shares outstanding in an amount equal to the dollar amount raised in the Private Offering and no Class I-F, Class S-F or Class U-F Shares outstanding. This Prospectus does not cover the resale of such reclassified Class I, Class S and Class U Shares. No Class I-F, Class S-F or Class U-F Shares will be issued or sold in this offering.
Dealer Manager
Blue Owl Securities LLC, with its principal place of business at 399 Park Avenue, New York, NY 10022, will act as the dealer manager of the Fund's Shares, pursuant to the dealer manager agreement between the Fund and the Dealer Manager (the “Dealer Manager Agreement”), on a best efforts basis, subject to various conditions. Neither the Dealer Manager nor any other party will be obligated to purchase any Shares from the Fund. There will be no minimum aggregate number of Shares required to be purchased. Pursuant to the Dealer Manager Agreement, the Dealer Manager shall pay its own costs and expenses connected with the offering of Shares. The Dealer Manager Agreement will also provide that the Fund will indemnify the Dealer Manager and its affiliates and certain other persons against certain liabilities.
After an initial term of two years, the Dealer Manager Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.
The Dealer Manager may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in the Prospectus. See “Purchasing Shares.” Investors should consult their financial advisors at such selling agents or financial intermediaries.
The Fund may also enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the net assets of clients serviced by such financial intermediary or (2) the number of accounts serviced by such financial intermediary.
From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Dealer Manager, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.
In addition, the Adviser, or its affiliates, including the Dealer Manager, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.
Distribution and Servicing Plan
The Fund has adopted a Distribution and Servicing Plan for its Class S Shares and Class U Shares to pay to the Dealer Manager a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class U Shares and activities related to administration and servicing of Class S or Class U Share accounts. The Distribution and Servicing Plan is operated in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, as a result of the exemptive relief permitting the Fund to offer multiple classes of Shares, the Fund has undertaken to comply with the terms of Rule 12b-1.
Under the Distribution and Servicing Plan, Class S and Class U Shares will pay a Distribution and Servicing Fee to the Dealer Manager at an annual rate of 0.85% and 0.75%, respectively, based on the aggregate net assets of the Fund attributable to such class, respectively, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. The Distribution and Servicing Fee will be paid out of the relevant class's assets and will decrease the net profits or increase the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee will be paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of a Shareholder's investment and may cost the Shareholder more than paying other types of sales charges, if applicable.
Class I Shares will not be subject to any Distribution and Servicing Fee and will not bear any expenses associated therewith.

PURCHASING SHARES
The following section provides basic information about how to purchase Shares of the Fund. The Dealer Manager will act as the dealer manager of the Shares of the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Dealer Manager Agreement. The Dealer Manager will not be obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Dealer Manager. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries' procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.
General Purchase Terms
The Shares will be offered on a continuous basis at an offering price equal to the Fund's then-current NAV per Share. Each class of Shares may have a different NAV per Share because shareholder servicing and/or distribution fees differ with respect to each class. Shares generally are offered for purchase on any Business Day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Except as otherwise permitted by the Fund, initial and subsequent purchases of Shares will be payable in United States dollars.
The minimum initial investment in the Fund by any investor will be $2,500 with respect to Class S Shares and Class U Shares, and $250,000 with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $500, except for additional purchases pursuant to the DRIP. The Fund and the Dealer Manager reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares.
The minimum initial and additional investments may be reduced by the Fund in its sole discretion for certain investors based on consideration of various factors, including the investor's overall relationship with the Adviser, the investor's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time. The minimum initial and additional investments may also be reduced by the Fund in its sole discretion for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries' overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.
The stated minimum investments may be reduced for certain investors as described above. In addition, the Fund may reserve the right to accept lesser amounts below the minimums for Trustees of the Fund and employees of Blue Owl and vehicles controlled by such employees.
In addition, the Fund may, in its sole discretion, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At its sole discretion, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries' overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.
A purchase order received by the Fund or a financial intermediary or its authorized designee prior to the close of the NYSE, on each Business Day, together with payment, will be effected at that day's NAV. An order received after the close of the NYSE will be effected at the NAV determined on the next Business Day. However, orders received by certain retirement plans and other financial firms on a Business Day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the Business Day the order was received by the financial firm. If the NYSE is closed due to weather or other extenuating circumstances on a Business Day, the Fund reserves the right to treat such day as a Business Day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase requests. On any Business Day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business. For shares purchased through the Dealer Manager, order instructions must be received in good order prior to the close of regular trading on the NYSE in order to receive the current day's NAV. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. For more information on purchasing Shares through the Dealer Manager, please call 212-419-3000.
Investors may buy and submit for repurchase Shares of the Fund through brokers, dealers and other financial intermediaries (i.e., selling agents) that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Orders will be priced at the appropriate price next computed after it is received by a selling agent or its authorized designee and accepted by the Fund. Share purchase orders will be priced at the Fund’s NAV next computed after such acceptance and Share repurchase orders will be priced at the Fund’s NAV computed on the next applicable Repurchase Request Deadline, in each case assuming acceptance prior to the applicable transaction deadline and subject to any limitations relating to the size of the applicable repurchase offer). The Fund will be deemed to have received a purchase order when a selling agent or, if applicable, a selling agent's authorized designee, receives the request in good order. A purchase order from the client of a selling agent is not received in “good order” by such selling agent unless and until a confirmation of such order is passed back from the Dealer Manager, the Fund, or their delegate to the broker who submitted the order, which may not occur until the business day immediately following the business day on which the purchase order was submitted by the client to such selling agent or at another time determined by the Fund or the selling agent. A selling agent may hold shares in an omnibus account in the selling agent's name or the selling agent may maintain individual ownership records. Selling agents may charge fees for the services they provide in connection with processing an investor's transaction order or maintaining an investor's account with them. Investors should check with their selling agent to determine if it is subject to these arrangements. Selling agents are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Selling agents and other financial intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus (including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Dealer Manager or any other service provider of the Fund. Any terms and conditions imposed by a selling agent or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder's ability to purchase Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their selling agent or other financial intermediary.
The Fund and the Dealer Manager each reserves the right, in its sole discretion, to accept or reject any order for purchase of Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees incurred.

Share Class Considerations
When selecting a share class, you should consider the following:
•which share classes are available to you;
•how much you intend to invest;
•how long you expect to own the shares; and
•total costs and expenses associated with a particular share class.
Each investor's financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. Financial intermediaries may directly charge transaction or other fees on certain classes of Shares, including upfront placement fees or brokerage commissions, in such amount as they may determine, as set forth in additional detail below. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Class S Shares
Class S Shares will be sold at the prevailing net asset value per Class S Share. No Upfront Sales Load will be paid to the Fund or Dealer Manager with respect to Class S Shares. If, however, Class S Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class S Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. No Upfront Sales Load may be charged without the consent of the Dealer Manager.
Class S Shares will be subject to a Distribution and Servicing Fee at an annual rate of 0.85% of the net assets of the Fund attributable to Class S Shares.
Shareholders will not be subject to an Upfront Sales Load when purchasing shares under the DRIP; however, all outstanding Class S Shares, including those purchased under the DRIP, will be subject to ongoing servicing fees.
Class S Shares will generally be available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class S Shares, (ii) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class S Shares, (iii) through transaction brokerage platforms of participating broker-dealers, (iv) through certain registered investment advisers, (v) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (vi) other categories of investors that are disclosed in an amendment or supplement to the Prospectus.
Class U Shares
Class U shares are available through brokerage and transactional-based accounts.  No Upfront Sales Load will be paid to the Fund or Dealer Manager with respect to Class U Shares. If, however, Class U Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.00% of the net offering price per share for each Class U Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. No Upfront Sales Load may be charged without the consent of the Dealer Manager.
Class U Shares will be subject to a Distribution and Servicing Fee at an annual rate of 0.75% of the net assets of the Fund attributable to Class U Shares.
Shareholders will not be subject to an Upfront Sales Load when purchasing shares under the DRIP; however, all outstanding Class U Shares, including those purchased under the DRIP, will be subject to ongoing servicing fees.

Class U Shares will generally be available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class U Shares, (ii) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class U Shares, (iii) through transaction brokerage platforms of participating broker-dealers, (iv) through certain registered investment advisers, (v) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (vi) other categories of investors that are disclosed in an amendment or supplement to the Prospectus.
Class I Shares
Class I Shares will be sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares also will not be subject to any Distribution and Servicing Fee.
Class I Shares will be available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by endowments, foundations, pension funds and other institutional investors, (iii) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I Shares, (iv) through certain registered investment advisers, (v) by the Fund's executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blue Owl or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers or (vi) other categories of investors that are disclosed in an amendment or supplement to the Prospectus. Before making your investment decision, please consult with your investment advisor regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.
If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares will have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class U Shares and will reduce the NAV or distributions of the other share classes. If you are eligible to purchase Class S and Class U Shares but not Class I Shares, then you should consider that Class U shares have lower upfront sales charges and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.
Exchange of Shares Between Classes
In certain cases, and subject to the Fund's approval, the Shares of holders of Class S or Class U shares may be converted or exchanged into an equivalent NAV amount of Class I Shares, including in situations where a Shareholder exits a relationship with a participating selling agent and does not enter into a new relationship with a participating selling agent. Exchanges or conversion, including those made at the option of Shareholders, may require such Shareholder to meet the eligibility requirements of the Share class into which the Shareholder seeks to exchange.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION
The Fund has been organized as a continuously offered, non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an interval fund and conduct quarterly repurchase offers for a limited amount of the Fund's Shares (at least 5%).
The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund's strategy. Features that interfere with the ability to hold positions for the long-term (such as daily redemptions permitted by open-end funds that can require the premature sale of investments) could impair the Fund's ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective.

REPURCHASE OF SHARES
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of a Shareholder's Shares, makes periodic offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding Shares, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. For these purposes, a “majority” of the Fund's outstanding Shares means the vote of the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy). Although the policy permits repurchases of between 5% and 25% of the Fund's outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Shares at NAV, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.
A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. In the event that a Shareholder fails to maintain the foregoing minimum account balance, the Fund reserves the right to repurchase all of the Shares held by such Shareholder, subject in all cases to the applicable requirements of Rule 23c-3. The repurchase price payable in respect of Shares repurchased on account of such failure will be determined in the same manner as Shares repurchased pursuant to the Fund's quarterly repurchase offers.
Repurchase Dates
The Fund will make quarterly repurchase offers every three months. As discussed below, the Repurchase Pricing Date for Shares is expected to occur on the same day as the Repurchase Request Deadline, but will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).
Repurchase Request Deadline
No less than 21 days and more than 42 days before each Repurchase Request Deadline, a written notification will be published and/or distributed to Shareholders or financial intermediaries that sets forth, among other things:
•The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
•The date on which a Shareholder's repurchase request is due (i.e., the Repurchase Request Deadline).
•The date that will be used to determine the Fund's NAV applicable to the repurchase offer (i.e., the Repurchase Pricing Date).
•The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.
•The NAV of the Shares as of a date no more than seven (7) days before the date of the written notice and the means by which Shareholders may ascertain the NAV.
•The procedures by which Shareholders may tender their Shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included in a Shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date will generally occur on the same date as the Repurchase Request Deadline, but in all instances must occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund's NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below in “Net Asset Valuation.” During the period an offer to repurchase is open.
Repurchase Fee on Shares Repurchased within One Year of Purchase
A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to any repurchase of a Shareholder's Shares at any time prior to the one-year anniversary of the Shareholder's acquisition of Class S, U or I Shares, as applicable, on a “first in-first out” basis. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) arising from the death or qualified disability of a Shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iv) in the event that a Shareholder's Shares are repurchased because the Shareholder has failed to maintain a $10,000 minimum account balance; and (v) in certain other limited circumstances. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund's waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. Shareholders who purchase Shares through financial intermediaries should consult with those intermediaries as to whether Shares are held through a discretionary model portfolio management program, as referenced in the foregoing sentence, pursuant to which certain investment management decisions may be delegated to a financial advisor.
A prospective investor's financial adviser or other financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. A prospective investor is urged to consult its financial adviser or other financial intermediary for details.
Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (ii) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

Oversubscribed Repurchase Offers
There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund's outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from (i) accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than one hundred Shares and who tender all of their Shares for repurchase, before prorating Shares tendered by others, or (ii) accepting by lot Shares tendered by Shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (A) all or none or (B) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by Shareholders who do not make this election.
If any Shares that a Shareholder wishes to tender to the Fund are not repurchased because of proration, such Shareholder will have to wait until the next repurchase offer and resubmit a new repurchase request, and such Shareholder's repurchase request will not be given any priority over other Shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the Shares a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Shares when or in the amount that you desire.
Consequences of Repurchase Offers
From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.
If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.
These and other possible risks associated with the Fund's repurchase offers are described under “Risk Factors–Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “U.S. Federal Income Tax Considerations” below.

DISTRIBUTIONS
The Fund intends to declare income distributions daily and distribute them to Shareholders monthly in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC. The distribution rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund's undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund's distribution policy could change. For a discussion of factors that may cause the Fund's income and capital gains (and therefore its distributions) to vary, see “Risk Factors.”
In addition, the Fund intends to elect to be treated as, and intends to qualify annually thereafter as, a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder's specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.
The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in structured and/or securitized products or vehicles and/or direct investments and expense reimbursements from the Adviser. The Fund does not intend to establish limits on the amount of funds the Fund may use from available sources to make distributions.
Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund's distributions may exceed the Fund's earnings, especially during the period before the Fund has substantially invested the proceeds from the offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund's investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund's distribution reinvestment plan unless an election is made to receive cash. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN
The Fund operates under a DRIP administered by the Fund's Transfer Agent (in such capacity, the “DRIP Administrator”). Pursuant to the DRIP, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP have the same voting rights as the Fund's Shares acquired by subscription to the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the DRIP Administrator. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DRIP Administrator 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund's distributions to Shareholders will automatically be reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the DRIP Administrator, on the Shareholder's behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's NAV per Share for the relevant class of Shares.
The DRIP Administrator will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The DRIP Administrator will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder's proxy, if any, will include those Shares purchased pursuant to the DRIP. The DRIP Administrator will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the DRIP Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder's name and held for the account of beneficial owners participating under the DRIP.
Neither the DRIP Administrator nor the Fund will have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor will they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither will they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund will reserve the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund will reserve the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Blue Owl Alternative Credit Fund, c/o SS&C GIDS, Inc., 801 Pennsylvania Ave, Suite 219398, Kansas City, MO 64105-1307 (overnight mail) or Blue Owl Alternative Credit Fund, c/o SS&C GIDS, Inc., PO Box 219398, Kansas City, MO 64105-1307.

DESCRIPTION OF SHARES
The following is a brief description of the anticipated capital structure of the Fund as set forth in the Declaration of Trust and By-Laws. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the By-Laws.
The Fund is a statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize separate series or classes of Shares of beneficial interest of the Fund. Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the Shareholders.
The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses” above.
Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Fund's Shares according to their respective rights.
The Fund does not intend to hold annual meetings of Shareholders. If the Fund does hold a meeting of Shareholders, Shares of the Fund entitle their holders to one vote for each Share held. Each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, By-Laws, or required by applicable law.
The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Shareholders.
The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.
The following table shows the amount of Shares of the Fund that were authorized and outstanding as of [●], 2025:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Class S Shares	Unlimited	[●]	[●]
Class U Shares	Unlimited	[●]	[●]
Class I Shares	Unlimited	[●]	[●]
Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
The Declaration of Trust and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.
The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of Shareholders.
The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund's outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.
The Trustees may from time to time grant other voting rights to Shareholders with respect to these and other matters in the By-Laws, certain of which are required by the 1940 Act.
The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company. The Trustees has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its Shareholders, including holders of the Shares.
The Declaration of Trust provides that, to the fullest extent permitted by law, unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim of breach of a duty owed by any trustee, officer or other agent of the Fund to the Fund or its Shareholders, (iii) any action asserting a claim arising pursuant to any provision of Title 12 of the Delaware Code, Delaware statutory or common law, the Declaration of Trust or the By-Laws, or (iv) any action asserting a claim governed by the internal affairs (or similar) doctrine shall be the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. The exclusive forum provision may expose investors to increased risks to successfully bringing claims, including increased expense and decreased convenience. The foregoing exclusive forum provision does not apply to any claims arising under U.S. federal securities laws.
In addition, the Declaration of Trust provides that no Shareholder may maintain a derivative action on behalf of the Fund unless (i) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust) (the “Authorization Requirement”); (ii) Shareholders eligible to bring such derivative action who collectively hold Shares representing ten percent (10%) or more of the total combined NAV of all Shares issued and outstanding join in the request for the Trustees to commence such action (the “10% Threshold”); and (iii) Trustees are afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. The Declaration of Trust further provides that a Shareholder may not bring a general direct action unless: (a) the Shareholder or Shareholders have obtained authorization from the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust), (b) Shareholders eligible to bring such action represent the 10% Threshold and (c) the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. In each case of a derivative action and general direct action, the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the 10% Threshold, the Authorization Requirement and the Shareholder Undertaking, as they relate to derivative actions and general direct actions, do not apply to claims arising under the federal securities laws. These provisions of the Declaration of Trust may make it more difficult for Shareholders to bring an action than a company without such provisions.
The Declaration of Trust also includes an irrevocable waiver of the right to trial by jury in all such claims, suits, actions and proceedings. Any person purchasing or otherwise acquiring any of the Shares shall be deemed to have notice of and to have consented to these provisions of the Declaration of Trust. The exclusive forum provision, derivative action provision and jury trial waiver provision may limit a Shareholder's ability to bring a claim in a judicial forum or in a manner that it finds favorable for disputes with the Fund or the Fund's trustees or officers, which may discourage such lawsuits. Alternatively, if a court were to find the exclusive forum provision, derivative action provision or the jury trial waiver provision to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions or in other manners, which could have a material adverse effect on the Fund's business, financial condition and results of operations.
Notwithstanding any of the foregoing, neither the Fund nor any of its investors are permitted to waive compliance with any provision of the U.S. federal securities laws and the rules and regulations promulgated thereunder.
The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-Laws.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Shares. The discussion below provides general tax information related to an investment in Shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder's particular circumstances, including persons who hold the Fund's Shares as part of a straddle, hedging, or other risk reduction strategy, conversion transaction or other integrated investment, constructive sale transaction for U.S. tax purposes, Shareholders subject to the alternative minimum tax, tax-exempt organizations or governmental organizations, banks, insurance companies, brokers or dealers in securities or currencies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, traders in securities or commodities that elect mark to market treatment, pension plans and trusts, Shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, Shareholders who are not entitled to claim the benefits of an applicable income tax treaty, U.S. expatriates and former citizens or long-term residents of the United States, Shareholders and U.S. Persons that are exempt from U.S. federal income tax, RICs, real estate investment trusts, personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statements, persons who acquire an interest in the Fund in connection with the performance of services, Shareholders and investors in pass through entities, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners, members and owners, Shareholders that are treated as partnerships for U.S. federal income tax purposes (and investors therein), non-U.S. Shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations” (“CFCs”), passive foreign investment companies (“PFICs”), and corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the three-year holding period rule in Section 1061 in the Code, persons who hold or receive Shares pursuant to the exercise of any employee stock options or otherwise as compensation, and tax qualified retirement plans, and financial institutions. In addition, this discussion does not discuss any aspect of U.S. state or local tax, the federal estate or gift tax or non-U.S. tax.
Such persons are urged to consult with their tax advisors as to the U.S. federal income tax consequences of an investment in the Fund, which may differ substantially from those described herein.
Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment) and is a U.S. Shareholder.
The Fund has not sought and will not seek any ruling from the IRS regarding the offering pursuant to this Prospectus or pursuant to any accompanying Prospectus supplement unless expressly stated therein, and this discussion is not binding on the IRS. Prospective investors should be aware that the IRS may not agree with the Fund's tax positions and, if challenged by the IRS, such tax positions might not be sustained by the courts. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
A “U.S. Shareholder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is:
(i)an individual who is a citizen or resident of the United States;
(ii)a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia;
(iii)an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
(iv)a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

A “non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder nor treated as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Any partner of a partnership holding Shares is urged to consult its tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund's Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
An investment in the Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to a Shareholder of an investment in the Fund will depend on the facts of such Shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of the Shares, as well as the effect of state, local and foreign tax laws and the effect of any possible changes in tax laws.
Taxation of the Fund
As soon as practicable, the Fund intends to elect to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year, and satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income” and such test, the “90% Gross Income Test”) and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), securities of other RICs, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, (y) in securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are determined, under regulations prescribed by the Secretary, to be engaged in the same, similar or related trades or businesses or (z) in the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”) The Fund's share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund's ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.

Further, for purposes of calculating the value of the Fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund's proper proportion of any investment in the securities of that issuer that are held by a member of the Fund's “controlled group” must be aggregated with the Fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
The Fund may co-invest with third parties through Platform Arrangements. Each sale of whole loans by the Platforms to the Fund is structured as a “true sale” and is not intended to be a financing or loan by the Fund to the Platforms. The Fund receives representations from each Platform in each loan purchase agreement for whole loans that the Platforms treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Fund all of the Platform's right, title and interest in such loan. The Fund looks solely to the borrower for payment and will have no recourse against the Platform in the event of a borrower default. The “issuer” of a security for purposes of the Diversification Tests is the entity whose economic fortunes ultimately determine the performance of the security. Whole loans acquired by the Fund under the circumstances described in this paragraph are expected to be treated as issued by the underlying borrower for the purposes of the Diversification Tests because the Fund is exposed only to the credit risk of the underlying borrower and the interest and principal of the whole loan is repayable solely from the assets of the underlying borrower, however, this position is not free from doubt. Additionally, income and gains realized in respect of such whole loans should be treated as “qualifying income” for purposes of the income test applicable to RICs. The Fund intends to treat (i) the underlying borrowers as the issuers of such whole loans (and not the Platforms) for purposes of the Diversification Tests and (ii) income and gains realized in respect of such whole loans as qualifying income for such purposes. However, such position is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such position if litigated. A determination or future guidance by the IRS that the issuer of certain alternative lending securities is the Platform may adversely affect the Fund's ability to meet the Diversification Tests and qualify as a RIC. As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (or is deemed to distribute, including amounts that are reinvested pursuant to the DRIP, as described below) to its Shareholders, provided that it distributes on a timely basis (or is deemed to timely distribute) with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year (the “Annual Distribution Requirement”). In general, a RIC's “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its Shareholders in a timely manner (or that is not deemed to timely distribute) will be subject to U.S. federal income tax at regular corporate rates.
The Fund's qualification and taxation as a RIC depends upon the Fund's ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax at the Fund level on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year) and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (the “Excise Tax Distribution Requirement”). For purposes of determining whether the Fund has met the Excise Tax Distribution Requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund may be liable for the excise tax only on the amount by which the Fund does not meet the foregoing distribution requirement. In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from its underlying investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.
The Fund may have investments, either directly or through entities that are treated as partnerships in which the Fund invests, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. Because any amounts accrued will be included in the Fund's investment company taxable income for the year of accrual, the Fund may be required to make a distribution to the Fund's Shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount. A portfolio company in which the Fund invests may face financial difficulty that requires it to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, or result in unusable capital losses and future non-cash income. Any such reorganization could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund's ability to declare and pay dividends on Shares. Limits on the Fund's ability to pay dividends on Share may prevent the Fund from meeting the Annual Distribution Requirement, and may therefore jeopardize the Fund's qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the Shares.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long- term capital losses). If the Fund's deductible expenses in a given year exceed investment company taxable income, the Fund would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to Shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund's net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. Further, the Fund's deduction of net business interest expense is generally limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.
In determining its net capital gain, including in connection with determining the amount available to support a distribution of net capital gain, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund's business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the excise tax distribution requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.
If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund's best interest.
Tax Consequences of a Period Prior to RIC Qualification; Failure to Qualify as a RIC
While the Fund intends to elect to be treated as a RIC as soon as practicable, there may be a period during which the Fund does not qualify as a RIC. If the Fund has net taxable income prior to the Fund's qualification as a RIC, the Fund will be subject to U.S. federal or state income tax on such income. The Fund would not be able to deduct distributions to Shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the Fund's Shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate Shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate Shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder's tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of the Fund's previously undistributed earnings and profits attributable to any period prior to the Fund becoming a RIC by the end of the first year that it intends to qualify as a RIC. If the Fund has any net built-in gains in its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) as of the beginning of the first year that the Fund qualifies as a RIC, the Fund would be subject to a corporate-level U.S. federal income tax on such built-in gains if and when recognized over the next five years. Alternatively, the Fund may elect to recognize such built-in gains immediately prior to the Fund's qualification as a RIC.
If the Fund has previously qualified as a RIC but fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.
If, before the end of any quarter of the Fund's taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its investments.
If the Fund has previously qualified as a RIC but fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder's adjusted tax basis in the Fund's Shares, and any remaining distributions would be treated as capital gain.
The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year and will satisfy the Annual Distribution Requirement.
Taxation of US Shareholders
Distributions
Distributions of the Fund's ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, whether paid in cash or reinvested in additional Shares. Federal taxes on the Fund's distributions of capital gains are determined by how long the Fund is owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Shareholder has owned the Shares. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) will be taxable as long-term capital gains includible in a Shareholder's net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income. The ultimate tax characterization of the Fund's distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder's basis in its Shares (but not below zero). To the extent that the amount of any such distribution exceeds the Shareholder's basis in its Shares, the excess will be treated as gain from a sale or exchange of the Shares. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Shares, in each case on a pro rata basis.
Distributions out of the Fund's current and accumulated earnings and profits will not be eligible for the 20% pass-through deduction under Section 199A of the Code.
A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
It is expected that a very substantial portion of the Fund's income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund's investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the fund. Dividends distributed by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of properly reported distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Properly reported distributions of “qualified dividend income” to an individual or other non-corporate Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund's investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate Shareholders) or for treatment as “qualified dividend income” (in the case of individual Shareholders). A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult tax advisors in determining the application of these rules in their particular circumstances.
In this regard, it is not expected that a significant amount of distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to long-term capital gains applicable to qualifying dividends or the dividends-received deduction available to corporations under the Code.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the DRIP. Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund's DRIP. If the Shares are trading below NAV, Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Shares with a fair market value equal to or greater than NAV, however, Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder's account.
The Fund has the ability to declare a large portion of a dividend in Shares. As long as the aggregate amount of cash available to be distributed to all Shareholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. Shareholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even if most of the dividend is paid in Shares. If Shareholders purchase Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
In order to utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”
A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder's gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.
The Fund will not be considered to be a “publicly offered” RIC if the Fund does not have at least 500 Shareholders at all times during a taxable year and the Shares are not treated as continuously offered pursuant to a public offering or the Shares are not regularly traded on an established securities market. The Fund expects to be treated as a “publicly offered” RIC, although no assurances can be provided. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to the Fund's status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Shareholders (generally including other regulated investment companies that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a Shareholder that is a RIC that is not “publicly offered,” are treated as miscellaneous itemized deductions and are not deductible by those Shareholders under current law (most miscellaneous itemized deductions are disallowed for non-corporate taxpayers for the 2018 through 2025 tax years). In addition, if the Fund is not “publicly offered”, the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to Shareholders on a non-pro-rata basis.
Hedging and Derivatives Transactions
Certain of the Fund's investment practices, including hedging and derivatives transactions, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions (vii) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income (viii) cause the Fund to recognize income or gain without receipt of a corresponding cash payment; (ix) produce income that will not be qualifying income for purposes of the 90% Gross Income Test described above; and, (x) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment. The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions; however, no assurance can be given that the Fund will be eligible for any tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Investments in Partnerships
Unless otherwise indicated, references in this discussion to the Fund's investments, activities, income, gain and loss, include both the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund's investment in any partnership (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).
Securities and other Financial Assets
Gain or loss realized by the Fund from warrants acquired by the Fund, as well as any loss attributable to the lapse of such options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant, security, or other financial asset.
The Fund may invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that the Fund distributes sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.

The Fund and the companies the Fund invests in will be generally subject to certain leverage limitations regarding the deductibility of interest expense for federal income tax purposes.
Net Investment Income Tax
An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. Shareholders are urged to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Non-U.S. Investments
Equity investments by the Fund in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Any inclusions in the Fund's gross income resulting from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporations. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each taxable year from such foreign corporation in an amount equal to its pro rata share of the corporation's income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC is “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
The Fund does not expect to satisfy the conditions necessary to pass through to its Shareholders their share of the non-U.S. taxes paid by the Fund, thus, Shareholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.
Foreign Currency Transactions
The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions and may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Sale or Exchange of Shares
A Shareholder may recognize capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Shareholder's adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder's holding period for such Shares is more than one (1) year. Otherwise, such gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. Under current law, net long-term capital gains recognized by non-corporate Shareholders are generally subject to reduced maximum rates. The deductibility of capital losses are subject to various limitations under the Code.
Losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including pursuant to the DRIP), or enters into a contract or option to acquire, Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.
A repurchase by the Fund of a Shareholder's Shares pursuant to a repurchase offer (as described in the Prospectus) generally will be treated as a sale or exchange of the Shares by a Shareholder provided that either (i) the Shareholder tenders, and the Fund repurchases, all of such Shareholder's Shares, thereby reducing the Shareholder's percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the Shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the Shareholder's ownership percentage interest in the Fund, which determination depends on a particular Shareholder's facts and circumstances.
If a tendering Shareholder's proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such Shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such Shareholder for the Shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund's current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the Shareholder's tax basis in the Shares held after the repurchase offer, and thereafter as capital gain. Any Shares held by a Shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.
Provided that no tendering Shareholder is treated as receiving a Section 301 distribution as a result of selling Shares pursuant to a particular repurchase offer, Shareholders who do not sell Shares pursuant to that repurchase offer will not realize constructive distributions on their Shares as a result of other Shareholders selling Shares in the repurchase offer. In the event that any tendering Shareholder is deemed to receive a Section 301 distribution, it is possible that Shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including Shareholders who do not tender any Shares, will be deemed to receive a constructive distribution under Section 30I of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.
Use of the Fund's cash to repurchase Shares may adversely affect the Fund's ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund Share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.
Reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, is required to the IRS and to taxpayers. Shareholders are urged to contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will provide each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year's distributions generally will be reported to the IRS. Such distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder's particular situation. Such distributions generally will not be eligible for the dividends-received deduction otherwise available to certain U.S. corporations or the lower U.S. federal income tax rates applicable to certain qualified dividends.
Disclosure of Certain Recognized Losses
Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding and Information Reporting
Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of the Shares. A Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Taxation of Tax-Exempt Shareholders
A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Shareholder is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Shareholder of the activities the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its Shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the Shareholder's ownership of Shares and receipt of dividends with respect to such shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder borrows to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools, if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs.
Non-U.S. Shareholders
The following discussion only applies to certain non-U.S. Shareholders. If you are not a non-U.S. Shareholder, the following discussion does not apply to you. Whether an investment in the Shares is appropriate for a non-U.S. Shareholder will depend upon that person's particular circumstances. An investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders are urged to consult their tax advisors before investing in the Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”) depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's “qualified net interest income” (generally, the Fund's U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund's “qualified short-term capital gains” (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). There can be no assurance as to what portion of the Fund's distribution will be eligible for this exemption.
A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Share will be subject to a 30% U.S. tax (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the non-U.S. Shareholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.
The Fund has the ability to declare a large portion of a dividend in Shares. As long as the aggregate amount of cash available to be distributed to all Shareholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. Shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in Shares. In such a circumstance, the Fund may be required to withhold all or substantially all of the cash the Fund would otherwise distribute to a non-U.S. Shareholder.
Non-U.S. Shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
In order for a non-U.S. Shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. Shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund Shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund Shares through non-U.S. entities should consult their tax advisors about their particular situation.
If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder's allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
A non-U.S. Shareholder who participates in a repurchase of Shares will, depending on such Non-U.S. Shareholder's particular circumstances be treated as either recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Non-U.S. Shareholders participating in a repurchase of Shares should review the disclosure under “Taxation of U.S. Shareholders—Sale or Exchange of Shares” for information regarding the characterization of any proceeds received on a repurchase of Shares.
The Fund must generally report to its non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the non-U.S. Shareholder's conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a non-U.S. Shareholder of the Fund's Shares, provided the non-U.S. Shareholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a non-U.S. Shareholder's federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
A non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
A beneficial holder of Shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Non-U.S. Shareholders are urged to consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Backup Withholding
The Fund is generally required to withhold and remit to the U.S. Treasury a percentage (currently at a rate of 24%) of taxable distributions and redemption proceeds paid to any individual Shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.
Other Reporting and Withholding Requirements
In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts (“FATCA”). Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Shares. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, comply with such intergovernmental agreement and its implementing legislation and provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a non-U.S. Shareholder may be eligible for refunds or credits of such taxes.
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund's foreign “financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Each prospective investor is urged to consult its tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.
Other Taxes
Shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN
State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114, serves as Custodian of the Fund. The Fund has entered into a custody agreement with the Custodian under which the Custodian provides custodian services to the Fund.

ADMINISTRATOR
The Adviser serves as the Administrator to the Fund pursuant to the Administration Agreement. The Administrator performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator assists the Fund in determining and publishing the Fund's NAV, conducts relations with the Fund's service providers, oversees the preparation and filing of the Fund's tax returns and the dissemination of reports to the Shareholders, and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others.
Except as specifically provided in the Administration Agreement entered into between the Fund and the Adviser, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears its allocable portion of the compensation paid by the Adviser (or its affiliates) to the Fund's Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the Fund's business affairs). The Fund bears all other costs and expenses of its operations, administration and transactions, including (i) Management Fees and Incentive Fees paid to the Adviser pursuant to the Investment Advisory Agreement (ii) the Fund's allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of the Fund's operations and transactions.
The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf. The Administrator has entered into agreements with State Street Bank and Trust Company (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund.

TRANSFER AGENT
SS&C GIDS, Inc., located at 80 Lamberton Road, Windsor, CT 06095, serves as Transfer Agent of the Fund. The Fund has entered into a transfer agency agreement with the Transfer Agent, under which the Transfer Agent provides transfer agency services to the Fund.

FISCAL YEAR; REPORTS TO SHAREHOLDERS
The Fund's fiscal year is the 12-month period ending on December 31. The Fund's taxable year is the 12-month period ending on December 31.
The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on IRS Form 1099-DIV to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[●] will serve as the independent registered public accounting firm of the Fund. Its principal business address is [●].

LEGAL COUNSEL
Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Kirkland & Ellis LLP and any other person solely by reason of such other person investing in the Fund.

BLUE OWL ALTERNATIVE CREDIT FUND
Class S Shares
Class U Shares
Class I Shares
PROSPECTUS
[____], 2025
All dealers that buy, sell or trade the Fund's Shares, whether or not participating in this offering, may be required to deliver a prospectus.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JULY 11, 2025
BLUE OWL ALTERNATIVE CREDIT FUND
Class S Shares
Class U Shares
Class I Shares
STATEMENT OF ADDITIONAL INFORMATION
[____], 2025
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.”
This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [●], 2025, as may be supplemented, amended or restated from time to time. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling 212-419-3000 or by visiting the Fund's website at [●]. You may also obtain a copy of the Prospectus on the SEC's website at https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.
References to the 1940 Act, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

ADDITIONAL INVESTMENT POLICIES
The Fund is subject to fundamental and non-fundamental investment restrictions and policies. A fundamental restriction or policy affecting the Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a fund means the lesser of (a) 67% or more of the voting securities present at a meeting of Shareholders, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund. Non-fundamental restrictions or policies may be changed by a majority vote of the Board at any time.
Fundamental Restrictions
The Fund is subject to the following fundamental investment restrictions:
1.The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.The Fund may not underwrite securities of other issuers, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.
5.The Fund may not purchase or sell real estate, commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.The Fund may not make loans except (a) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies or (b) to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
With respect to the fundamental restriction relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4.
With respect to the fundamental restriction relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
With respect to the fundamental restriction relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.
With respect to the fundamental restriction relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. While the Fund considers holdings of pooled investment vehicles in which it invests for purposes of determining compliance with the Fund’s concentration policy, the Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle's investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.
With respect to the fundamental restriction relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.
With respect to the fundamental restriction relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted to make loans of money, including to other funds. This restriction will not be interpreted to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.
For purposes of applying the terms of the foregoing investment restrictions, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate. The Fund also analyzes asset-backed securities to determine the particular industry categories that apply to those securities.
Interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment restrictions may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these restrictions change, and no vote of Shareholders, as applicable, will be required or sought.
Fundamental Policies
The Fund has adopted the following fundamental policies with respect to repurchase offers that cannot be changed without the vote of a majority of the outstanding voting securities of the Fund:
1.The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements.
2.The Fund will repurchase Shares that are tendered by the Repurchase Request Deadline, which will be established by the Board in accordance with Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time.
3.Each repurchase pricing shall occur no later than the 14th calendar day after the Repurchase Request Deadline, or the next business day if the 14th calendar day is not a business day.
The Fund has adopted a policy to provide Shareholders with at least 60 days' prior notice of any change in the 80% policy. Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

ADDITIONAL INVESTMENT PRACTICES AND TECHNIQUES
The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use all of the investment techniques that are described herein.
BDCs and Securities of Other Investment Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts. When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies' portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company's advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer's portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).
Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:
•U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-

sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.
•Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
•Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
Distressed Securities. The Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.
ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of exchange traded funds (“ETFs”) and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange- traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange- traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange- traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund's investment in securities of other investment companies generally apply also to the Fund's investment in securities of ETFs.
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange- traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
Floating Rate Loans. Floating rate loans are often at the time of investment below investment grade securities (commonly known as “junk” or “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality. Floating interest rates vary with and adjust to reflect changes in a generally recognized base interest rate or the prime rate. The Fund generally seeks to focus on loans of companies that the Adviser believes have the ability to generate cash flow through a full business cycle, maintain adequate liquidity and have access to both debt and equity capital, but may invest in loans of distressed companies.
Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero- coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. PIK securities are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. The market prices of PIK securities generally are more volatile than the market prices of interest- bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality.

ADDITIONAL RISK FACTORS
Investment in Other Investment Companies Risk
Subject to the limitations prescribed by the 1940 Act, the Fund may invest in other investment companies, including, but not limited to, money market funds, ETFs, closed-end funds, and other pooled vehicles. These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company, and prohibit the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. Pursuant to rules adopted by the SEC, the Fund may invest in excess of these limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions. Certain of the conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the limitations. The Fund's investments in another investment company will be subject to the risks of the purchased investment company's portfolio securities. The Fund's Shareholders must bear not only their proportionate share of the Fund's fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.
A BDC is a type of closed-end investment company that typically invests in small and medium-sized companies. A BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by other investment companies in which it invests, in addition to the fees and expenses regularly borne by the Fund.
Distressed Securities Risk
Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
ETFs Risk
Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Fund may acquire shares in ETFs. The market value of the shares of other investment companies may differ from their NAV. As an investor in ETFs, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in ETFs.

Many ETFs are not actively managed and may be affected by a general decline in market segments relating to an index. An index ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.
Floating Rate Instruments Risk
The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
U.S. Government Securities Risk
U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For more information, please see the “Securities of Government Sponsored Enterprises” section below.
Securities of Government Sponsored Enterprises.
The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the FHA, the VA, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risk
Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.
As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.
The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of Shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional Shares of the Fund.

MANAGEMENT OF THE FUND
Further Information Regarding Management of the Fund
Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.
Biographical Information
The following table presents certain information regarding the Board of the Fund and its executive officers. The address of each Trustee and officer as it relates to the Fund's business is c/o Blue Owl Alternative Credit Advisors II LLC, 399 Park Avenue, New York, NY 10022. Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Biographical Information of Trustees

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past 5 Years

Interested Trustee

Ivan Zinn (1974)	Trustee, President and Chief Executive Officer (since inception)	Head of Alternative Credit, Blue Owl (since September 2024); Founder and Chief Investment Officer, Atalaya Capital Management (February 2006 to September 2024)	1	None

Independent Trustees

James Gillies (1975)	Chair of the Board, Trustee (since inception)	Founder, Clay Island Advisors, LLC (since December 2022); Senior Managing Director, Wafra Inc. (an alternative investment manager) (September 2004 to September 2021)	1	None

Jane Nelson (1958)	Chair of the Audit Committee, Trustee (since inception)	Retired; Personal Investor	1	Adams Funds (since December 2021); First Eagle Alternative Capital BDC, Inc. (December 2018 to February 2022)

Paul Quistberg (1962)	Chair of the Nominating and Governance Committee, Trustee (since inception)	Chief Investment Officer, Fidelity High Income & Alternatives (September 2021 to December 2024); Chief Investment Officer, Fidelity Strategic Advisers (March 2018 to September 2021)	1	None

Robert Flowers (1958)	Trustee (since inception)	Managing Member, Tamerlane Advisors (since 2008); Senior Advisor, Atalaya Capital Management (January 2019 to May 2022)	1	None

Biographical Information of Officers

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years

Andrew Murphy (1972)	Secretary (since inception)	Senior Managing Director, Blue Owl (since January 2025); Managing Director, Blue Owl (February 2020 to December 2024)

Jerry Cammarata (1981)	Treasurer and Chief Financial Officer (since inception)	Senior Managing Director, Blue Owl (since October 2024); Chief Financial Officer, Atalaya Capital Management LP (March 2012 to September 2024)

Tara Dempsey (1981)	Chief Compliance Officer (since inception)	Managing Director, Compliance Officer, Blue Owl (since May 2023); Compliance Officer, Onex Credit (May 2021 to April 2023); Compliance Officer, Goldman Sachs Asset Management (August 2014 to May 2021)

Vincent Cataldo (1984)	Vice President (since inception)	Senior Managing Director, Blue Owl; Head of Tax of Blue Owl Capital Inc., Blue Owl Advisers and Blue Owl BDCs (since 2018)
Trustee Compensation
The following table sets forth the compensation expected to be paid by the Fund, and the total compensation expected to be paid by all funds in the fund complex, to the Independent Trustees during the fiscal year ending December 31, 2025, including amounts payable but deferred at the option of each Independent Trustee. Currently, the Independent Trustees are each paid an annual retainer of $75,000. The Chair of the Board, Chair of the Audit Committee and Chair of the Nominating and Governance Committee are each paid an annual retainer of $20,000, $20,000 and $10,000, respectively. Independent Trustees are paid a per-meeting fee of $2,500 for each regular meeting of the Board. The Fund currently does not offer any pension, profit-sharing or retirement plan to Trustees. The Interested Trustee does not receive compensation from the Fund or other funds in the fund complex.

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Independent Trustees
James Gillies	$102,500	$102,500
Jane Nelson	$102,500	$102,500
Paul Quistberg	$92,500	$92,500
Robert Flowers	$82,500	$82,500
Interested Trustee
Ivan Zinn	$0	$0

Trustee Share Ownership
The following table sets forth the equity securities in the Fund and in all registered investment companies overseen by the Trustees within the family of investment companies that the Trustees beneficially owned as of February 28, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
James Gillies	$0	$0
Jane Nelson	$0	$0
Paul Quistberg	$0	$0
Robert Flowers	$0	$0
Ivan Zinn	$0	$0
Compensation of Portfolio Managers
None of the Adviser’s investment professionals receive any direct compensation from the Fund in connection with the management of the Fund’s portfolio.The Portfolio Managers are paid by Blue Owl based on their individual performance, and the performance of Blue Owl’s business as a whole. Portfolio Managers are paid a base salary, and may be paid discretionary and/or formulaic bonuses and other incentive compensation, including bonuses and incentive compensation tied to the management or incentive fees earned by Blue Owl and its affiliates from certain funds and other investment products managed by Blue Owl. In addition, Portfolio Managers’ incentive compensation may be paid partially in the form of restricted stock units and other grants of Blue Owl stock.
Other Accounts Managed
The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Portfolio Managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of February 28, 2025:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (in millions)
Nicole Drapkin
Other Registered Investment Companies:	0	$—	0	$—
Other Pooled Investment Vehicles:	4	$2,307	2	$1,903
Other Accounts:	0	$—	0	$—
Justin Burns
Other Registered Investment Companies:	0	$—	0	$—
Other Pooled Investment Vehicles:	1	$782	1	$782
Other Accounts:	0	$—	0	$—

Portfolio Manager Ownership
The following table sets forth the equity securities in the Fund that the Portfolio Managers beneficially owned as of May 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Nicole Drapkin	$100,001-$500,000
Justin Burns	$100,001-$500,000
Codes of Ethics
The Fund has adopted a code of ethics pursuant to Rule 17j-1 under 1940 Act and, in accordance with Rule 17j-1 of the 1940 Act, each of the Fund, the Adviser and the Dealer Manager has adopted a code of ethics (each, a “CoE” and together, the “CoEs”). The CoEs are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser, the Dealer Manager or the Fund. The CoEs identify the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the CoEs may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the CoEs adopted by the Fund, Adviser and Dealer Manager, personal trading is subject to specific restrictions, limitations, guidelines and other conditions as set forth in each CoE.
On an annual basis, or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the CoEs including information about any material violations of the CoEs. The CoE covering the Fund, Adviser and Dealer Manager is available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may also obtain copies of the CoE, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Proxy Voting Policies
The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and the Board and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, "we," "our" and "us" refer to the Adviser.
Introduction
As an investment adviser registered under the Adviser Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our clients' securities in the best interest of our clients' shareholders. We will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients' portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients' investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how we voted proxies for the Fund by making a written request for proxy voting information to: Blue Owl Alternative Credit Fund, 399 Park Avenue, New York, NY 10022, Attention: Investor Relations, or by calling Blue Owl Alternative Credit Fund at (212) 419-3000.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Since the Fund will generally acquire and dispose of its investments in privately negotiated transactions, it will infrequently use broker-dealers in the normal course of its business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other broker-dealers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
Portfolio Turnover
Portfolio turnover may vary significantly from year to year due to a variety of factors, including market conditions, investment strategy changes, and/or changes in the Adviser's investment outlook. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

CERTAIN ERISA CONSIDERATIONS
Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan or another arrangement or entity, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.
The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.
The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.
Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund's service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.
Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.
By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that any information provided by the Fund, the Adviser or any of their affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of [●], 2025, information with respect to the beneficial ownership of Shares by each person known to the Fund to beneficially own more than 5% of any class of outstanding Shares. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or dispositive power with respect to the Shares. Except as otherwise noted below, each Shareholder named in the following table has sole voting and investment power with respect to all Shares that it beneficially owns. Each of the record holders of 5% or more of a class of Shares may be deemed not to beneficially own (or may be deemed to have disclaimed beneficial ownership of) some or all of its Shares to the extent it does not have voting and/or dispositive power over such Shares. Percentage of beneficial ownership is based on [●] Shares outstanding as of [●], 2025.
[Table to be completed by amendment.]
Persons that, to the Fund's knowledge, beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding Shares of the Fund may be deemed to "control" (as that term is defined in the 1940 Act) the Fund and may be able to affect or determine the outcome of matters presented for a vote of the Shareholders of the Fund.
As of [●], 2025, to the best of the Fund’s knowledge, no persons or entities owned of record or were known by the Fund to beneficially own more than 25% of the Fund’s outstanding Shares:

FINANCIAL STATEMENTS
(1)For purposes of Note 7, Subsequent Events, the Fund’s management has evaluated subsequent events through May 19, 2025.

[Opinion on Financial Statements to be completed by Amendment.]

Blue Owl Alternative Credit Fund
Statement of Assets and Liabilities (Audited)

March 31, 2025
Assets
Cash and cash equivalents	$100,090
Interest receivable	128
Due from Adviser (1)	1,510,304
Prepaid expenses and other assets	523,215
Total Assets	$2,133,737
Liabilities
Accrued expenses and other liabilities	$2,033,546
Total Liabilities	2,033,546
Commitments and contingencies (Note 4)
Net Assets
Paid-in-capital	100,000
Distributable earnings	191
Total Net Assets	$100,191
Total Liabilities and Net Assets	$2,133,737
Net Asset Value Per Class I-F Share	$10.02
______________
(1)See Note 3, Agreements and Related Party Transactions, for detail on Due from Adviser under the terms of the Expense Limitation Agreement
The accompanying notes are an integral part of these financial statements.

Blue Owl Alternative Credit Fund
Statement of Operations (Audited)

Period From March 7, 2025 (Commencement of Operations) to March 31, 2025
Investment Income
Interest income	$218
Total Investment Income	218
Operating Expenses
Initial organization costs	1,342,542
Offering costs	35,168
Management fees	41
Professional Fees	112,228
Other general and administrative	20,393
Total Operating Expenses	1,510,372
Management fees waived (1)	(41)
Expenses waived by Adviser (1)	(1,510,304)
Net Operating Expenses	27
Net Investment Income	$191
______________
(1)See Note 3, Agreements and Related Party Transactions, for detail on Management fees waived under the terms of the Investment Advisory Agreement, as well as for Expenses waived by Adviser under the terms of the Expense Limitation Agreement
The accompanying notes are an integral part of these financial statements.

Note 1. Organization
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust formed on January 14, 2025. The Fund commenced operations on March 7, 2025. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Blue Owl Alternative Credit Advisors II LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund’s investment adviser and is responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (NYSE: OWL) (together with its affiliates, “Blue Owl”).
The Fund’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund intends primarily to employ a flexible mandate and dynamically allocate assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investment.
The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer will be oversubscribed, with the result that shareholders of the Fund (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund is seeking to raise $500 million, in the aggregate, through the sale of Shares on a continuous basis in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws; provided, that such amount may be increased by the Adviser in its sole discretion. Such Shares will be offered exclusively to investors that qualify as "accredited investors” as defined under Rule 501(a) of Regulation D of the 1933 Act. In addition, Shares generally are being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons in compliance with Regulation S promulgated under the 1933 Act and other applicable law (collectively, the “Private Placement”).
The Fund’s operations as of March 31, 2025 has consisted of matters relating to its organization, registration and certain other operating expense accruals. The Adviser purchased 10,000 Class I-F Shares at $10.00 per Share. The Fund has authorized an unlimited number of Shares.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the financial statements have been included.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates and such differences could be material.

Cash and Cash Equivalents
Cash and cash equivalents consists of deposits held at a custodian bank and highly liquid investments with maturities of three or fewer months at the time of acquisition. Cash is carried at cost, which approximates fair value. The Fund deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, responsible for such determination.
The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser. Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based on data and assumptions provided by the Adviser and third-party sources that the independent valuation firm(s) will not independently verify. The results of such procedures will be prepared solely for the Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuations designee, takes into account relevant factors in determining the fair value of the Fund’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate valuation of investments.
The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Special Purpose Vehicles (“SPVs”) and private investment companies measured using NAV as a practical expedient are not categorized within the fair value hierarchy.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. Consistent with its valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Organizational Expenses
Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.
Offering Expenses
Costs associated with the offering of the Shares are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the offering of the Shares, the preparation of the Fund’s registration statement, and registration fees.
Income Taxes
The Fund intends to elect to be treated as a regulated investment company (or “RIC”) under the Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2025 and intends to qualify as a RIC annually. So long as the Fund maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Instead, any tax liability related to income earned and distributed by the Fund represents obligations of the Fund`s investors and will not be reflected in the financial statements of the Fund.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Fund not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Fund, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
Note 3. Agreements and Related Party Transactions
Investment Advisory Agreement
On March 7, 2025, the Fund entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser.
Under the terms of the Investment Advisory Agreement, the Fund will pay the Adviser advisory fees performed under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.
The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% based on the average daily value of the Fund`s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.
The Fund will pay the Adviser an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).
The Incentive Fee will be paid quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
•100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667% (6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 10% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
•10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK and zero coupon securities), accrued income that the Fund may not have received in cash.
The Adviser has voluntarily agreed to waive receipt of the Management Fee and Incentive Fee until the commencement of any public offering of the Fund’s Shares.
Administration Agreement
On March 7, 2025, the Fund entered into an Administration Agreement (the “Administration Agreement”) with the Adviser (in such capacity, the “Administrator”). Under the terms of the Administration Agreement, the Adviser performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
The Administrator has entered into agreements on behalf of the Fund with State Street Bank and Trust Company (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund.
Dealer Manager Agreement
Blue Owl Securities LLC will act as the dealer manager (the “Dealer Manager”) of the Fund's Shares, pursuant to a Dealer Manager Agreement (the “Dealer Manager Agreement”), on a best efforts basis, subject to various conditions. Neither the Dealer Manager nor any other party will be obligated to purchase any Shares from the Fund. There will be no minimum aggregate number of Shares required to be purchased. Pursuant to the Dealer Manager Agreement, the Dealer Manager shall pay its own costs and expenses connected with the offering of Shares. The Dealer Manager Agreement will also provide that the Fund will indemnify the Dealer Manager and its affiliates and certain other persons against certain liabilities.
Expense Limitation Agreement
The Fund has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Adviser, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 0.50% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any distribution and/or servicing fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (ix) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (x) acquired fund fees and expenses, (xi) taxes, (xii) litigation and (xiii) extraordinary expenses (as determined in the sole discretion of the Adviser).
The Fund has agreed to repay to the (i) Adviser any fees waived or assumed under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses reimbursed in excess of the Expense Limit (each, a “Waiver”), provided the repayments do not cause the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limitation in effect at the time of the Waiver and (ii) the Expense Limitation in effect at the time of the recoupment. Any such repayments must be made within three years after the month in which a Waiver is made. The Fund's repayment obligations shall survive any termination of the Expense Limitation Agreement. During the period ended March 31, 2025, $1,510,304 of expenses were waived by the Adviser. The amount subject to repayment by the Fund to the Adviser under the waiver is $1,510,304, all of which will expire in the year ended December 31, 2028.
Transfer Agent and Custodian
SS&C GIDS, Inc. serves as Transfer Agent of the Fund. The Fund has entered into a transfer agency agreement with the Transfer Agent, under which the Transfer Agent provides transfer agency services to the Fund.
State Street Bank and Trust Company serves as Custodian of the Fund. The Fund has entered into a custody agreement with the Custodian under which the Custodian provides custodian services to the Fund.
Note 4. Commitments and Contingencies
From time to time, the Fund may become a party to certain legal proceedings incidental to the normal course of its business. At March 31, 2025, management was not aware of any pending or threatened litigation.
Note 5. Net Assets
Authorized Capital; Share Class Description; Share Activity
The Fund is authorized to issue an unlimited number Class I-F Shares.
No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Fund or Dealer Manager with respect to Class I-F Shares. Class I-F Shares purchased through financial intermediaries will also not be subject to any transaction or other fees payable to such financial intermediaries.
On March 10, 2025, the Fund issued 10,000 Class I-F Shares at $10.00 per Share to the Adviser.
Note 6. Financial Highlights
Financial highlights are not required for the period from March 7, 2025 (inception) to March 31, 2025 as the Adviser was the sole Shareholder.
Note 7. Subsequent Events
The Fund’s management evaluated subsequent events through the date of issuance of these financial statements. Other than those discussed below, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these financial statements.
Since April 1, 2025, the Fund has entered into subscription agreements with investors providing aggregate capital commitments of $76,065,000 to purchase the Fund’s Class I-F Shares in connection with the Private Placement.
Since April 1, 2025, the Fund has called $73,065,000 of aggregate capital commitments from investors in the Private Placement Investors and issued approximately 7,262,922 Class I-F shares.

Blue Owl Alternative Credit Fund
Statement of Assets and Liabilities (Unaudited)

May 9, 2025
Assets
Cash and cash equivalents	$100,564
Interest receivable	126
Due from Adviser (1)	1,895,552
Prepaid expenses and other assets	770,448
Total Assets	$2,766,690
Liabilities
Accrued expenses and other liabilities	$2,666,085
Total Liabilities	2,666,085
Commitments and contingencies (Note 4)
Net Assets
Paid-in-capital	100,000
Distributable earnings	605
Total Net Assets	$100,605
Total Liabilities and Net Assets	$2,766,690
Net Asset Value Per Class I-F Share	$10.06
__________________
(1)See Note 3, Agreements and Related Party Transactions, for detail on Due from Adviser under the terms of the Expense Limitation Agreement.
The accompanying notes are an integral part of these financial statements.

Blue Owl Alternative Credit Fund
Statement of Operations (Unaudited)

Period From March 7, 2025 (Commencement of Operations) to May 9, 2025
Investment Income
Interest income	$690
Total Investment Income	690
Operating Expenses
Initial organization costs	1,489,366
Offering costs	104,930
Management fees	126
Professional Fees	202,165
Other general and administrative	99,176
Total Operating Expenses	1,895,762
Management fees waived (1)	(126)
Expenses waived by Adviser (1)	(1,895,552)
Net Operating Expenses	85
Net Investment Income	$605
__________________
(1)See Note 3, Agreements and Related Party Transactions, for detail on Management fees waived under the terms of the Investment Advisory Agreement, as well as for Expenses waived by Adviser under the terms of the Expense Limitation Agreement.
The accompanying notes are an integral part of these financial statements.

Note 1. Organization
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust formed on January 14, 2025. The Fund commenced operations on March 7, 2025. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Blue Owl Alternative Credit Advisors II LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund’s investment adviser and is responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (NYSE: OWL) (together with its affiliates, “Blue Owl”).
The Fund`s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund intends primarily to employ a flexible mandate and dynamically allocate assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investment.
The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer will be oversubscribed, with the result that shareholders of the Fund (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund is seeking to raise $500 million, in the aggregate, through the sale of Shares on a continuous basis in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws; provided, that such amount may be increased by the Adviser in its sole discretion. Such Shares will be offered exclusively to investors that qualify as "accredited investors” as defined under Rule 501(a) of Regulation D of the 1933 Act. In addition, Shares generally are being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons in compliance with Regulation S promulgated under the 1933 Act and other applicable law (collectively, the “Private Placement”).
The Fund’s operations as of May 9, 2025 has consisted of matters relating to its organization, registration and certain other operating expense accruals. The Adviser purchased 10,000 Class I-F Shares at $10.00 per Share. The Fund has authorized an unlimited number of Shares.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the financial statements have been included.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates and such differences could be material.

Cash and Cash Equivalents
Cash and cash equivalents consists of deposits held at a custodian bank and highly liquid investments with maturities of three or fewer months at the time of acquisition. Cash is carried at cost, which approximates fair value. The Fund deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, responsible for such determination.
The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser. Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based on data and assumptions provided by the Adviser and third-party sources that the independent valuation firm(s) will not independently verify. The results of such procedures will be prepared solely for the Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuations designee, takes into account relevant factors in determining the fair value of the Fund’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate valuation of investments.
The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Special Purpose Vehicles (“SPVs”) and private investment companies measured using NAV as a practical expedient are not categorized within the fair value hierarchy.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. Consistent with its valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Organizational Expenses
Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.
Offering Expenses
Costs associated with the offering of the Shares are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the offering of the Shares, the preparation of the Fund’s registration statement, and registration fees.
Income Taxes
The Fund intends to elect to be treated as a regulated investment company (or “RIC”) under the Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2025 and intends to qualify as a RIC annually. So long as the Fund maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Instead, any tax liability related to income earned and distributed by the Fund represents obligations of the Fund`s investors and will not be reflected in the financial statements of the Fund.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Fund not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Fund, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
Note 3. Agreements and Related Party Transactions
Investment Advisory Agreement
On March 7, 2025, the Fund entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser.
Under the terms of the Investment Advisory Agreement, the Fund will pay the Adviser advisory fees performed under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.
The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% based on the average daily value of the Fund`s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.
The Fund will pay the Adviser an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).
The Incentive Fee will be paid quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
•100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667% (6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 10% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
•10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK and zero coupon securities), accrued income that the Fund may not have received in cash.
The Adviser has voluntarily agreed to waive receipt of the Management Fee and Incentive Fee until the commencement of any public offering of the Fund’s Shares.
Administration Agreement
On March 7, 2025, the Fund entered into an Administration Agreement (the “Administration Agreement”) with the Adviser (in such capacity, the “Administrator”). Under the terms of the Administration Agreement, the Adviser performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
The Administrator has entered into agreements on behalf of the Fund with State Street Bank and Trust Company (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund.
Dealer Manager Agreement
Blue Owl Securities LLC will act as the dealer manager (the “Dealer Manager”) of the Fund's Shares, pursuant to a Dealer Manager Agreement (the “Dealer Manager Agreement”), on a best efforts basis, subject to various conditions. Neither the Dealer Manager nor any other party will be obligated to purchase any Shares from the Fund. There will be no minimum aggregate number of Shares required to be purchased. Pursuant to the Dealer Manager Agreement, the Dealer Manager shall pay its own costs and expenses connected with the offering of Shares. The Dealer Manager Agreement will also provide that the Fund will indemnify the Dealer Manager and its affiliates and certain other persons against certain liabilities.
Expense Limitation Agreement
The Fund has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Adviser, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 0.50% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any distribution and/or servicing fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (ix) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (x) acquired fund fees and expenses, (xi) taxes, (xii) litigation and (xiii) extraordinary expenses (as determined in the sole discretion of the Adviser).
The Fund has agreed to repay to the (i) Adviser any fees waived or assumed under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses reimbursed in excess of the Expense Limit (each, a “Waiver”), provided the repayments do not cause the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limitation in effect at the time of the Waiver and (ii) the Expense Limitation in effect at the time of the recoupment. Any such repayments must be made within three years after the month in which a Waiver is made. The Fund's repayment obligations shall survive any termination of the Expense Limitation Agreement. During the period ended May 9, 2025, $1,895,552 of expenses were waived by the Adviser. The amount subject to repayment by the Fund to the Adviser under the waiver is $1,895,552, all of which will expire in the year ended December 31, 2028.
Transfer Agent and Custodian
SS&C GIDS, Inc. serves as Transfer Agent of the Fund. The Fund has entered into a transfer agency agreement with the Transfer Agent, under which the Transfer Agent provides transfer agency services to the Fund.
State Street Bank and Trust Company serves as Custodian of the Fund. The Fund has entered into a custody agreement with the Custodian under which the Custodian provides custodian services to the Fund.
Note 4. Commitments and Contingencies
From time to time, the Fund may become a party to certain legal proceedings incidental to the normal course of its business. At May 9, 2025, management was not aware of any pending or threatened litigation.
Note 5. Net Assets
Authorized Capital; Share Class Description; Share Activity
The Fund is authorized to issue an unlimited number Class I-F Shares.
No upfront selling commission, dealer manager fees, or other similar placement fees will be paid to the Fund or Dealer Manager with respect to Class I-F Shares. Class I-F Shares purchased through financial intermediaries will also not be subject to any transaction or other fees payable to such financial intermediaries.
On March 10, 2025, the Fund issued 10,000 Class I-F Shares at $10.00 per Share to the Adviser.
Note 6. Financial Highlights
Financial highlights are not required for the period from March 7, 2025 (inception) to May 9, 2025 as the Adviser was the sole Shareholder.
Note 7. Subsequent Events
The Fund’s management evaluated subsequent events through July 11, 2025. Other than those discussed below, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these financial statements.
Since May 10, 2025, the Fund has entered into subscription agreements with investors providing aggregate capital commitments of $561,523,876 to purchase the Fund’s Class I-F Shares in connection with the Private Placement.
Since May 10, 2025, the Fund has called $561,523,876 of aggregate capital commitments from investors in the Private Placement, of which $128,035,837 has been funded, and issued approximately 12,700,196 Class I-F Shares.

PRIVACY NOTICE
[To be filed by amendment.]

PART C. OTHER INFORMATION
Item 25. Financial Statements and Exhibits

(1)
Financial Statements: Part A: Not Applicable
Part B: Audited financial statements.(3) Related report of Independent Registered Public Accounting Firm to be filed by amendment. Unaudited financial statements.(3)

(2)	Exhibits:

(a)(1)	Certificate of Trust(1)
(a)(2)	Declaration of Trust(3)
(b)	Bylaws(1)
(c)	Not applicable.
(d)	Rule 18f-3 Plan(3)
(e)	Distribution Reinvestment Plan(1)
(f)	Not applicable.
(g)(1)	Investment Advisory Agreement(1)
(g)(2)	Expense Limitation Agreement(1)
(h)(1)	Dealer Manager Agreement(3)
(h)(2)	Form of Participating Broker Dealer Agreement(3)
(h)(3)	Distribution and Shareholder Servicing Plan(4)
(i)	Not applicable.
(j)	Custody Agreement(1)
(k)(1)	Administration Agreement(1)
(k)(2)	Sub-Administration and Fund Accounting Agreement(1)
(k)(3)	Agency Agreement(1)
(l)	Opinion of Counsel(4)
(m)	Not applicable.
(n)	Consent of Registered Public Accounting Firm(4)
(o)	Not applicable.
(p)	Initial Subscription Agreement(3)
(q)	Not applicable.
(r)	Code of Ethics of the Registrant, Adviser and Dealer Manager(1)
(s)	Powers of Attorney(2)
_____________
(1)Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2, filed on March 7, 2025.
(2)Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2, filed on March 10, 2025
(3)Filed herewith.
(4)To be filed by amendment.
Item 26. Marketing Arrangements
To be filed by amendment.
Item 27. Other Expenses of Issuance and Distribution
Not applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant
The Registrant does not expect that any person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Blue Owl Alternative Credit Advisors II LLC, the Registrant's investment adviser (the "Adviser"). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-131788), and is incorporated herein by reference.
Item 29. Number of Holders of Securities
To be completed by amendment.
Item 30. Indemnification
Reference is made to Article V of the Declaration of Trust. The Declaration of Trust is incorporated by reference to Exhibit (a)(2). In addition, the Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
Item 31. Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, will be set forth in the Prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-131788), and is incorporated herein by reference.
Item 32. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of: (i) the Registrant, 399 Park Avenue, New York, NY 10022; (ii) the Transfer Agent, 1055 Broadway, 8th Floor, Kansas City, MO 64105; (iii) the Custodian, 1 Congress Street, Boston, MA 02114; or (iv) the Adviser and Administrator, Blue Owl Alternative Credit Advisors II LLC, 339 Park Avenue, New York, NY 10022.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
1.Not applicable
2.Not applicable.
3.The Registrant undertakes:
a.To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
i.to include any prospectus required by Section 10(a)(3) of the 1933 Act;
ii.to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
iii.to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
b.That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
c.To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
d.That, for the purpose of determining liability under the 1933 Act to any purchaser:
i.if the Registrant is subject to Rule 430B under the 1933 Act:
(A)each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
ii.if the Registrant is subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;
ii.free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
iii.the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
iv.any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.Not applicable.
5.Not applicable.
6.Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
7.The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of July, 2025.

Blue Owl Alternative Credit Fund

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Ivan Zinn	President, Chief Executive Officer and Trustee (Principal Executive Officer)	July 11, 2025
Ivan Zinn

*/s/ James Gillies	Chair and Trustee	July 11, 2025
James Gillies

*/s/ Jane Nelson	Trustee	July 11, 2025
Jane Nelson

*/s/ Paul Quistberg	Trustee	July 11, 2025
Paul Quistberg

*/s/ Robert Flowers	Trustee	July 11, 2025
Robert Flowers

*/s/ Jerry Cammarata	Treasurer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	July 11, 2025
Jerry Cammarata

*By:	/s/ Andrew C. Murphy
Andrew C. Murphy, Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Name
(a)(2)	Declaration of Trust
(d)	Rule 18f-3 Plan
(h)(1)	Dealer Manager Agreement
(h)(2)	Form of Participating Broker Dealer Agreement
(p)	Initial Subscription Agreement